Morgan Stanley Variable  Insurance Fund, Inc.
Emerging Markets Equity Portfolio

Prospectus   |   April 30, 2024

Share Class	Ticker Symbol
Class I	MEMEX
Morgan Stanley Variable Insurance Fund, Inc.  (the “Company”) is a mutual fund that provides investment vehicles for variable annuity contracts and variable life insurance policies and for certain tax-qualified investors. In this prospectus, shares of the  Emerging Markets Equity Portfolio  (the “Fund”) are being offered.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
An investment in the Fund is not a bank deposit and is not insured by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves investment risks, and you may lose money in the Fund.

Morgan Stanley Variable Insurance Fund  |  Fund Summary
Emerging Markets Equity Portfolio
Investment Objective
The Fund seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.
Fees and Expenses
The table below describes the fees and expenses that you may pay if you buy, hold and sell Class I shares of the Fund. The Fund does not charge any sales loads or other fees when you purchase or redeem shares. The table and the example below do not reflect the impact of any charges by your insurance company. If they did, Total Annual Fund Operating Expenses would be higher. You may pay fees other than the fees and expenses of the Fund, such as brokerage commissions and other fees charged by financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses  (expenses that you pay each year as a percentage of the value of your investment)

Advisory Fee*	0.75%
Distribution (12b-1) Fee	None
Other Expenses	0.50%
Total Annual Fund Operating Expenses	1.25%
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$127	$397	$686	$1,511
*	The Advisory Fee has been restated to reflect the decrease in the advisory fee schedule effective April 28, 2023.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 33% of the average value of its portfolio.
Principal Investment Strategies
The Fund’s “Adviser,” Morgan Stanley Investment Management Inc., and the Fund’s “Sub-Adviser,” Morgan Stanley Investment Management Company (“MSIM Company”), seek to maximize returns by investing primarily in quality growth-oriented equity securities in emerging markets.
The Adviser’s and/or Sub-Adviser’s investment approach combines top-down country and thematic allocation with bottom-up stock selection. The Adviser and/or Sub-Adviser allocate the Fund’s assets among emerging markets based on relative economic, political and social fundamentals, stock valuations and investor sentiment. To manage risk, the Adviser and/or Sub-Adviser emphasize macroeconomic and fundamental research.
The investment process integrates information about environmental, social and governance issues (also referred to as ESG) when making investment decisions. The Adviser and/or Sub-Adviser believe that monitoring ESG helps build a more complete picture of the opportunities and risks facing companies, and seeks to engage directly with company management to gain insights on how each company addresses material ESG issues and how these may affect long-term financial performance.
Under normal circumstances, at least 80% of the Fund’s assets will be invested in equity securities of issuers located in emerging market countries. This policy may be changed without shareholder approval; however, you would be notified upon 60 days’ notice in writing of any changes. The Adviser and/or Sub-Adviser generally consider selling an investment when they determine the company no longer satisfies their investment criteria.
The Fund may, but it is not required to, use derivatives and similar instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Fund’s use of derivatives may involve the purchase and sale of derivative instruments such as futures and other similar instruments and techniques. The Fund may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Derivative instruments used by the
1

Morgan Stanley Variable Insurance Fund | Fund Summary
Emerging Markets Equity Portfolio (Con’t)
Fund will be counted toward the Fund’s 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.
Principal Risks
There is no assurance that the Fund will achieve its investment objective, and you can lose money investing in this Fund. The principal risks of investing in the Fund include:

•
Equity Securities. In general, prices of equity securities are more volatile than those of fixed-income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic, political conditions and public health conditions.  During periods when equity securities experience heightened volatility, such as during periods of market, economic or financial uncertainty or distress, the Fund’s investments in equity securities may be subject to heightened risks.

The value of equity securities and related instruments may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; unexpected trading activity among retail investors; and other factors. Market conditions may affect certain types of stocks to a greater extent than other types of stocks. If the stock market declines, the value of Fund shares will also likely decline.

•
Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political (including geopolitical), economic and market risks. There also may be greater market volatility, less reliable financial information, less stringent investor protections and disclosure standards, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to developments and changing conditions in such markets. Moreover, the growing  interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, its portfolio may be harder to value. The risks of investing in emerging market countries are greater than the risks associated with investments in foreign developed countries. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging market countries. In addition, the Fund’s investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of those investments will fluctuate with U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Fund’s securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. Economic sanctions or other similar measures may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar measures could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities, negatively impact the value or liquidity of  the Fund’s investments, significantly delay or prevent the settlement of the Fund’s securities transactions, force the Fund to sell or otherwise dispose of investments at inopportune times or prices, or impair the Fund’s ability to meet its investment objective or invest in accordance with its investment strategies.

•
Foreign Currency. The Fund’s investments in foreign securities may be denominated in foreign currencies. The value of foreign currencies may fluctuate relative to the value of the U.S. dollar. Since the Fund may invest in such non-U.S. dollar-denominated securities, and therefore may convert the value of such securities into U.S. dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Fund’s assets. Currency exchange rates may fluctuate significantly over short periods of

2

Morgan Stanley Variable Insurance Fund  |  Fund Summary
Emerging Markets Equity Portfolio (Con’t)

time for a number of reasons, including changes in interest rates and the overall economic health of the issuer. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. The Adviser may use derivatives to seek to reduce this risk. The  Adviser may in its discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

•
China Risk. Investments in securities of Chinese issuers, including A shares, involve risks associated with investments in foreign markets as well as special considerations not typically associated with investments in the U.S. securities markets. For example, the Chinese government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. In addition, the Chinese government has taken actions that influenced the prices at which certain goods may be sold, encouraged companies to invest or concentrate in particular industries, induced mergers between companies in certain industries and induced private companies to publicly offer their securities. Investments in China involve risk of a total loss due to government action or inaction.

Additionally, the Chinese economy is export-driven and highly reliant on trade. Adverse changes to the economic conditions of its primary trading partners, such as the United States, Japan and South Korea, would adversely impact the Chinese economy and the Fund’s investments. Moreover, a slowdown in other significant economies of the world, such as the United States, the European Union and certain Asian countries, may adversely affect economic growth in China. An economic downturn in China would adversely impact the Fund’s investments. In addition, certain securities are, or may in the future, become restricted, and/or sanctioned by the U.S. government or other governments and the Fund may be forced to sell such restricted securities and incur a loss as a result.

These and other developments, including government actions, may result in significant illiquidity risk or forced disposition for Chinese investments. The Chinese securities markets are emerging markets characterized by a relatively small number of equity issues and relatively low trading volume, resulting in decreased liquidity, greater price volatility (caused by, among other things, military, diplomatic, or trade conflicts), and potentially fewer investment opportunities for the Fund. Ongoing political tension between the People’s Republic of China and the Hong Kong Special Administrative Region will have impacts on the economy of Hong Kong, and these impacts remain uncertain.

Risks of Investing through Stock Connect. The Fund may invest in A-shares listed and traded through Stock Connect, or on such other stock exchanges in China which participate in Stock Connect from time to time or in the future. Trading through Stock Connect is subject to a number of restrictions that may affect the Fund’s investments and returns. Moreover, Stock Connect A-shares generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. The Stock Connect program is a relatively new program and may be subject to further interpretation and guidance. There can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the Fund’s investments or returns. Because certain transactions through Stock Connect may not be subject to certain investor protection programs, the Fund may be exposed to the risks of default of the broker(s) they engage in their trading in China A Shares.

Variable Interest Entities. Chinese operating companies sometimes rely on variable interest entity (“VIE”) structures to raise capital from non-Chinese investors because of Chinese government limitations or prohibitions on direct foreign ownership in certain industries. In a VIE structure, a series of contractual arrangements are entered into between a holding company domiciled outside of China and a Chinese operating company or companies, which are intended to mimic direct ownership in the operating company, but in many cases these arrangements have not been tested in court and it is not clear that the contracts are enforceable or that the structures will otherwise work as intended. The offshore holding company, which is not a Chinese operating company, then issues exchange-traded shares that are sold to the public, including non-Chinese investors (such as the Fund). Shares of the offshore entity purchased by the Fund would not be equity ownership interests in the Chinese operating company and the Fund’s interest would be subject to legal, operational and other risks associated with the company’s use of the VIE structure. For example, at any time the Chinese government could determine that the contractual arrangements constituting part of the VIE structure are unenforceable or do not comply with applicable law or regulations, these laws or regulations could change or be interpreted differently in the future, and the Chinese government may with no advance notice otherwise intervene in or exert influence over VIE structures or the related Chinese operating companies. If any of these or similar risks or developments materialize, the Fund’s investment in the offshore entity may suddenly and significantly decline in value or become worthless because of, among other things, difficulty enforcing (or the inability to enforce) the contractual arrangements or materially adverse effects on the Chinese operating company’s performance. In these circumstances, the Fund could experience significant losses with no recourse available. From time to time, the Fund’s investments in U.S.-listed shell companies relying on VIE structures to consolidate China-based operations could be significant.

•
India Risk. To the extent that the Fund invests a substantial portion of its assets in Indian issuers, the value of the Fund’s assets may be adversely affected by political, economic, social and religious factors impacting Indian businesses and the Indian economy,

3

Morgan Stanley Variable Insurance Fund | Fund Summary
Emerging Markets Equity Portfolio (Con’t)

changes in Indian law or regulations and the status of India’s relations with other countries. Indian government actions in the future could have a significant effect on the Indian economy, which could affect private sector companies and the Fund, market conditions, and prices and yields of securities in the Fund’s portfolio. To the extent the Fund invests a significant portion of its assets in Indian businesses and the Indian economy, factors that have an adverse impact on Indian businesses and the Indian economy may have a disproportionate impact on the Fund’s performance.

•
Liquidity. The Fund may make investments that are less liquid, illiquid or restricted or that may become illiquid or less liquid in response to overall economic conditions or adverse investor perceptions, and which may entail greater risk than investments in other types of securities. These investments may be more difficult to value or sell, particularly in times of market turmoil, and there may be little trading in the secondary market available for particular securities. If the Fund is forced to sell an illiquid or restricted security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value and may be unable to sell the security at all.

•
Derivatives. Derivatives and other similar instruments that create synthetic exposure often are subject to risks similar to those of the underlying asset or instrument, including market risk, and may be subject to additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid, risks arising from margin and payment requirements, risks arising from mispricing or valuation complexity and operational and legal risks. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Investments in currency derivatives may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the Adviser expects. Foreign currency forward exchange contracts and currency futures and options contracts create exposure to currencies in which the Fund’s securities are not denominated.

•
Market and Geopolitical Risk. The value of your investment in the Fund is based on the values of the Fund’s investments, which change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These events may be sudden and unexpected, and could adversely affect the liquidity of the Fund’s investments, which may in turn impact valuation, the Fund’s ability to sell securities and/or its ability to meet redemptions. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events (such as war, natural disasters, epidemics and pandemics, terrorism, conflicts, social unrest, recessions, inflation, interest rate changes and supply chain disruptions) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price and exacerbate pre-existing risks to the Fund.

•
Banking Industry. The banking industry can be affected by global and local economic conditions, such as the levels and liquidity of the global and local financial and asset markets, the absolute and relative level and volatility of interest rates and equity prices, investor sentiment, inflation, and the availability and cost of credit. Adverse developments in these conditions can have a greater adverse effect on the banking industry of a frontier emerging market economy than on other industries of its economy. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of the banking industry. To the extent the Fund invests a substantial portion of its assets in the banking industry, factors that have an adverse impact on this industry may have a disproportionate impact on the Fund’s performance.

•
Active Management Risk. In pursuing the Fund’s investment objective, the Adviser has considerable leeway in deciding which investments to buy, hold or sell on a day-to-day basis, and which trading strategies to use. For example, the Adviser, in its discretion, may determine to use some permitted trading strategies while not using others. The success or failure of such decisions will affect the Fund’s performance.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.
4

Morgan Stanley Variable Insurance Fund  |  Fund Summary
Emerging Markets Equity Portfolio (Con’t)
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class I shares’ performance from year-to-year and by showing how the Fund’s Class I shares’ average annual returns for the past one, five and 10 year periods compare with those of an index intended to measure broad market performance. This performance information does not include the impact of any charges deducted by your insurance company. If it did, returns would be lower. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns—Calendar Years (Class I)
Commenced operations on October 1, 1996

High Quarter	06/30/20	20.10%
Low Quarter	03/31/20	-26.89%
Average Annual Total Returns  (Class I)
(for the calendar periods ended  December 31, 2023)

	Past One Year	Past Five Years	Past Ten Years
Class I
Return before Taxes	11.97%	3.41%	1.84%
MSCI Emerging Markets Index (reflects no deduction for fees, expenses or taxes)[1]	9.83%	3.68%	2.66%
1	The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI Emerging Markets Index currently consists of 24 emerging market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. It is not possible to invest directly in an index.
Fund Management
Adviser. Morgan Stanley Investment Management Inc.
Sub-Adviser.  Morgan Stanley Investment Management Company.
Portfolio Managers. The Fund is managed by members of the Emerging Markets Equity team. Information about the members jointly and primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser/Sub-Adviser	Date Began Managing Fund
Eric Carlson	Managing Director of the Adviser	September 1997
Paul Psaila	Managing Director of the Adviser	October 1996
Amay Hattangadi	Managing Director of MSIM Company	July 2018
Purchase and Sale of Fund Shares
The Prospectus offers Class I shares of the Fund. The Company also offers Class II shares of the Fund through a separate prospectus. Class II shares are subject to higher expenses due to the imposition of a 12b-1 fee. For eligibility information, contact your insurance company or qualified pension or retirement plan.
5

Morgan Stanley Variable Insurance Fund | Fund Summary
Emerging Markets Equity Portfolio (Con’t)
The Fund offers its shares only to insurance companies (either directly or indirectly through other variable insurance funds) for separate accounts that they establish to fund variable life insurance and variable annuity contracts, and to other entities under qualified pension and retirement plans. An insurance company purchases or redeems shares of the Fund based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to, and from, separate accounts.
For more information, please refer to the section of the Prospectus entitled “Shareholder Information—Purchasing and Selling Fund Shares.”
Tax Information
Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Fund and federal income taxation of owners of variable annuity or variable life insurance  contracts, refer to the contract prospectus.
For more information, please refer to the section of the Prospectus entitled “Shareholder Information—Taxes.”
Payments to Insurance Companies and Other Financial Intermediaries
The Adviser and/or the Fund’s “Distributor,” Morgan Stanley Distribution, Inc., may pay insurance companies or their affiliates in connection with Fund-related administrative services that the insurance companies provide in connection with the issuance of their variable annuity contracts. These payments, which may be significant in amount, may create a conflict of interest by influencing the insurance company to recommend one variable annuity or variable life insurance contract over another or be a factor in an insurance company’s decision to include the Fund as an underlying investment option in its variable annuity or variable life insurance contracts. Ask your salesperson or visit your insurance company’s web site for more information.
6

Morgan Stanley Variable Insurance Fund  |  Details of the Fund
Emerging Markets Equity Portfolio
Investment Objective
The Fund seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.
Approach
The Adviser and/or Sub-Adviser seek to maximize returns by investing primarily in quality growth-oriented equity securities in emerging markets. The Adviser’s and/or Sub-Adviser’s investment approach combines top-down country and thematic allocation with bottom-up stock selection. Investment selection criteria include attractive growth characteristics, reasonable valuations and company managements with strong shareholder value orientation.
Process
The Adviser’s and/or Sub-Adviser’s global strategists analyze the global economic environment, particularly its impact on emerging markets, and allocate the Fund’s assets among emerging markets based on relative economic, political and social fundamentals, stock valuations and investor sentiment. The Adviser and/or Sub-Adviser invest in countries based on the work of country specialists who conduct extensive fundamental analysis of companies within these markets and seeks to identify companies with strong earnings growth prospects. To manage risk, the Adviser and/or Sub-Adviser emphasize macroeconomic and fundamental research. The Adviser and/or Sub-Adviser generally consider selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.
The investment process integrates information about environmental, social and governance issues (also referred to as ESG) when making investment decisions. The Adviser and/or Sub-Adviser believe that monitoring ESG helps build a more complete picture of the opportunities and risks facing companies, and seeks to engage directly with company management to gain insights on how each company addresses material ESG issues and how these may affect long-term financial performance.
Under normal circumstances, at least 80% of the Fund’s assets will be invested in equity securities of issuers located in emerging market countries. This policy may be changed without shareholder approval; however, you would be notified upon 60 days’ notice in writing of any changes.
The Adviser and/or Sub-Adviser consider an issuer to be located in an emerging market country if (i) its principal securities trading market is in an emerging market country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue or profits from goods produced, sales made or services performed in emerging market countries or has at least 50% of its assets, core business operations and/or employees in emerging markets countries or (iii) it is organized under the laws of, or has a principal office in, an emerging market country. By applying this test, it is possible that a particular issuer could be deemed to be located in more than one country.
Emerging market or developing countries are countries that major international financial institutions or the Fund’s benchmark index generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market or developing countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe.
The Fund may, but it is not required to, use derivatives and similar instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of an underlying asset, interest rate, index or financial instrument. The Fund’s use of derivatives may involve the purchase and sale of derivative instruments such as futures and other similar instruments and techniques. The Fund may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Fund will be counted toward the Fund’s 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.
For purposes of policies adopted in accordance with Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), the term “assets,” as defined in Rule 35d-1 under the 1940 Act, means net assets plus the amount of any borrowings for investment purposes.
7

Morgan Stanley Variable Insurance Fund   |   Additional Information About Fund Investment Strategies and Related Risks
Additional Information About Fund Investment Strategies and Related Risks

This section discusses additional information relating to Fund investment strategies, other types of investments that the Fund may make and related risk factors. References to the “Adviser” under “Additional Information About Fund Investment Strategies and Related Risks” refer to the Adviser and/or Sub-Adviser. Fund investment practices and limitations are also described in more detail in the Statement of Additional Information (“SAI”), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

Economies and financial markets worldwide have recently experienced periods of increased volatility, uncertainty, distress, government spending, inflation and disruption to consumer demand, economic output and supply chains. To the extent these conditions continue, the risks associated with an investment in the Fund, including those described below, could be heightened and the Fund’s investments (and thus a shareholder’s investment in the Fund) may be particularly susceptible to sudden and substantial losses, reduced yield or income or other adverse developments. The occurrence, duration and extent of these or other types of adverse economic and market conditions and uncertainty over the long term cannot be reasonably projected or estimated at this time.
Market and Geopolitical Risk
The value of your investment in the Fund is based on the values of the Fund’s investments, which change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. Price movements, sometimes called volatility, may be greater or less depending on the types of securities  the Fund owns and the markets in which the securities trade. Volatility and disruption in financial markets and economies may be sudden and unexpected, expose the Fund to greater risk, including risks associated with reduced market liquidity and fair valuation, and adversely affect the Fund’s operations. For example, the Adviser potentially will be prevented from executing investment decisions at an advantageous time or price as a result of any domestic or global market disruptions, and reduced market liquidity may impact the Fund’s ability to sell securities to meet redemptions.
The increasing interconnectivity between global economies and markets increases the likelihood that events or conditions in one region or market may adversely impact other companies and issuers in a different country, region, sector, industry, market or with respect to one company may adversely impact other companies and issuers in a different country, region, sector, industry, or market. For example, adverse developments in the banking or financial services sector could impact companies operating in various sectors or industries and adversely impact the Fund’s investments. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters and extreme weather events, health emergencies (such as epidemics and pandemics), terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events, such as terrorist attacks around the world, natural disasters, health emergencies, social and political (including geopolitical) discord and tensions or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the  U.S. and global financial markets. Inflation rates may change frequently and significantly because of various factors, including unexpected shifts in the domestic or global economy and changes in monetary or economic policies (or expectations that these policies may change). Changes in expected inflation rates may adversely affect market and economic conditions, the Fund’s investments and an investment in the Fund. Other financial, economic and other global market and social developments or disruptions may result in similar adverse circumstances, and it is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). In general, the securities or other instruments that the Adviser believes represent an attractive investment opportunity or in which the Fund seeks to invest may be unavailable entirely or in the specific quantities sought by the Fund. As a result, the Fund may need to obtain the desired exposure through a less advantageous investment, forgo the investment at the time or seek to replicate the desired exposure through a derivative transaction or investment in another investment vehicle. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. There is a risk that you may lose money by investing in the Fund.
Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., the novel coronavirus outbreak, epidemics and other pandemics), terrorism, conflicts, social unrest, recessions, inflation, interest rate changes and supply chain disruptions could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the economies and financial markets and the Adviser’s investment advisory activities and services of other service providers, which in turn could adversely affect  the Fund’s investments and other operations.
Global events may negatively impact broad segments of businesses and populations, cause a significant negative impact on the performance of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price  and exacerbate pre-existing political, social and economic risks to the Fund. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. In addition, government actions (such as changes to interest rates) could have unintended economic and market consequences that adversely affect the Fund’s investments.
8

Morgan Stanley Variable Insurance Fund   |   Additional Information About Fund Investment Strategies and Related Risks
Additional Information About Fund Investment Strategies and Related Risks (Con’t)
Equity Securities
Equity securities may include common and preferred stocks, convertible securities and equity-linked securities, real estate investment trusts (“REITs”), rights and warrants to purchase common stocks, depositary receipts, shares of investment companies, limited partnership interests and other specialty securities having equity features.  Many factors affect the value of equity securities, including earnings, earnings forecasts, corporate events and factors impacting the issuer’s industry and the market generally. The Fund  may invest in equity securities that are publicly traded on securities exchanges or  over-the-counter (“OTC”) or in equity securities that are not publicly traded. Securities that are not publicly traded may be more difficult to value or sell and their value may fluctuate more dramatically than other securities.
The value of equity securities and related instruments may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; unexpected trading activity among retail investors; and other factors. Market conditions may affect certain types of stocks to a greater extent than other types of stocks. If the stock market declines, the value of Fund shares will also likely decline. Although stock prices can rebound, there is no assurance that values will return to previous levels.
During periods when equity securities experience heightened volatility, such as during periods of market, economic or financial uncertainty or distress, the Fund’s investments in equity securities may be subject to heightened risks.
Depositary Receipts
A depositary receipt is generally issued by a bank or financial institution and represents the common stock or other equity securities of a foreign company. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.
Convertible Securities
A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The prices of convertible securities are affected by changes similar to those of equity and fixed-income securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to other comparable nonconvertible fixed-income securities in such capital structure. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.
Foreign Investing
To the extent that the Fund invests in foreign issuers, there is the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, some of the  Fund’s securities, including underlying securities represented by depositary receipts, may be denominated in foreign currencies. As a result, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of  the Fund’s investments. These changes may happen separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country. These risks may be intensified for  the Fund’s investments in securities of issuers located in emerging market or developing countries.
Foreign Securities
Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In addition, the prices of such securities may be susceptible to influence by large traders, due to the limited size of many foreign securities markets. Moreover, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to developments and changing conditions in such markets. Also, the growing  interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls or diplomatic developments that could affect  the Fund’s investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers and listed issuers may be subject to
9

Morgan Stanley Variable Insurance Fund   |   Additional Information About Fund Investment Strategies and Related Risks
Additional Information About Fund Investment Strategies and Related Risks  (Con’t)
less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than the cost of investing in domestic securities.
Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. International trade barriers or economic sanctions against foreign countries, organizations, companies, entities and/or individuals may adversely affect the Fund’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by less stringent investor protections and disclosure standards, and governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of the Fund’s investments. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Moreover, if a deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could also be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Any of these actions could severely affect security prices, which could result in losses to the Fund and increased transaction costs, impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets back into the United States, or otherwise adversely affect the Fund’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When  the Fund holds illiquid investments, its portfolio may be harder to value.
Economic sanctions or other similar measures may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. The Fund’s investments in foreign securities are subject to trade laws and potential economic sanctions in the United States and other jurisdictions. These laws and related governmental actions, including counter-sanctions and other retaliatory measures, can, from time to time, prevent or prohibit  the  Fund from investing in certain foreign securities. In addition, economic sanctions could prohibit the  Fund from transacting with particular countries, organizations, companies, entities and/or individuals by banning them from global payment systems that facilitate cross-border payments, restricting their ability to settle securities transactions, and freezing their assets. The imposition of sanctions and other similar measures could, among other things, cause a decline in the value of securities issued by the sanctioned country or companies located in, or economically linked to, the sanctioned country, downgrades in the credit ratings of the sanctioned country or companies located in, or economically linked to, the sanctioned country, devaluation of the sanctioned country’s currency, and increased market volatility and disruption in the sanctioned country and throughout the world. Economic sanctions or other similar measures could, among other things, effectively restrict or eliminate the  Fund’s ability to purchase or sell securities, negatively impact the value or liquidity of the  Fund’s investments, significantly delay or prevent the settlement of the  Fund’s securities transactions, force the  Fund to sell or otherwise dispose of investments at inopportune times or prices, increase the Fund’s transaction costs, make the Fund’s investments more difficult to value or impair the  Fund’s ability to meet its investment objective or invest in accordance with its investment strategies. These conditions may be in place for a substantial period of time and enacted with limited advance notice to the Fund. Even if the Fund does not have significant investments in securities affected by sanctions, sanctions or the threat of sanctions may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, including through global supply chain disruptions, increased inflationary pressures, and reduced economic activity, which could have a negative effect on the Fund’s performance. In addition, trade disputes may affect investor and consumer confidence and adversely affect financial markets and the broader economy, perhaps suddenly and to a significant degree. Events such as these and their impact on the Fund are difficult to predict.
In addition, the Holding Foreign Companies Accountable Act (the “HFCAA”) could cause securities of a foreign (non-U.S.) company, including American Depositary Receipts, to be delisted from U.S. stock exchanges if the company does not allow the U.S. government to oversee the auditing of its financial information. Although the requirements of the HFCAA apply to securities of all foreign (non-U.S.) issuers, the SEC has thus far limited its enforcement efforts to securities of Chinese companies. If securities are delisted, the Fund’s ability to transact in such securities will be impaired, and the liquidity and market price of the securities may decline. The Fund may also need to seek other markets in which to transact in such securities, which could increase the Fund’s costs.
In connection with  its investments in foreign securities,  the Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Foreign currency forward exchange contracts may be used to seek to protect against uncertainty in the level of future foreign currency exchange rates or
10

Morgan Stanley Variable Insurance Fund   |   Additional Information About Fund Investment Strategies and Related Risks
Additional Information About Fund Investment Strategies and Related Risks (Con’t)
to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency and proxy hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies.
China Risk
Investments in securities of Chinese issuers involve risks associated with investments in foreign markets as well as special considerations not typically associated with investments in the U.S. securities markets. For example, the Chinese government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. In addition, the Chinese government has taken actions that influenced the prices at which certain goods may be sold, encouraged companies to invest or concentrate in particular industries, induced mergers between companies in certain industries and induced private companies to publicly offer their securities. Investments in China involve risk of a total loss due to government action or inaction. Additionally, the Chinese economy is export-driven and highly reliant on trade. Adverse changes to the economic conditions of its primary trading partners, such as the United States, Japan and South Korea, would adversely impact the Chinese economy and the Fund’s investments. Moreover, a slowdown in other significant economies of the world, such as the United States, the European Union and certain Asian countries, may adversely affect economic growth in China. An economic downturn in China would adversely impact the Fund’s investments. In addition, certain securities are, or may in the future, become restricted and/or sanctioned by the U.S. government or other governments, and the Fund may be forced to sell such restricted securities and incur a loss as a result. These and other developments, including government actions, may result in significant illiquidity risk or forced disposition for Chinese investments.
The Chinese securities markets are emerging markets characterized by a relatively small number of equity issues and relatively low trading volume, resulting in decreased liquidity, greater price volatility (caused by, among other things, military, diplomatic, or trade conflicts), and potentially fewer investment opportunities for the Fund. Ongoing political tension between the People’s Republic of China and the Hong Kong Special Administrative Region will have impacts on the economy of Hong Kong, and these impacts remain uncertain.
Risks of Investing through Stock Connect. The Fund may invest in A-shares listed and traded through Stock Connect, or on such other stock exchanges in China which participate in Stock Connect from time to time or in the future. Trading through Stock Connect is subject to a number of restrictions that may affect the Fund’s investments and returns. Moreover, Stock Connect A-shares generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. The Stock Connect program is a relatively new program and may be subject to further interpretation and guidance. There can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the Fund’s investments or returns. Because certain transactions through Stock Connect may not be subject to certain investor protection programs, the Fund may be exposed to the risks of default of the broker(s) they engage in their trading in China Shares.
Variable Interest Entities. The Fund could seek to gain economic exposure to certain operating companies in China through legal structures known as variable interest entities (“VIEs”). In a VIE structure, a series of contractual arrangements are entered into between a holding company domiciled outside of China and a Chinese operating company or companies. More specifically, in a VIE structure, a China-based operating company (“Operating Company”) typically establishes an offshore shell company (“Shell Company”) in another jurisdiction, such as the Cayman Islands, which generally does not conduct operations but enters into service and other contracts with the Operating Company and issues shares on a foreign exchange, like the New York Stock Exchange or Hong Kong Exchange. U.S. investors, such as the Fund, would hold stock in the Shell Company with contractual arrangements with a VIE based in China rather than hold stock in the Operating Company and the Shell Company does not typically own stock or other equity in the Operating Company. Thus, VIE structures and these contractual arrangements are not equivalent to equity ownership in the Operating Company, which presents additional risks. Certain Chinese companies have used VIEs to facilitate foreign investment because of Chinese governmental prohibitions or restrictions on non-Chinese ownership (e.g., by U.S. persons and entities) of companies in certain industries in China. Through a VIE arrangement, the Operating Companies indirectly raise capital from U.S. investors (such as the Fund) without distributing ownership of the Operating Companies to such U.S. investors.
Investments in  VIEs are subject to unique risks in addition to those generally associated with investments in China. For example, breaches of the contractual arrangements, changes in Chinese law or regulation with respect to enforceability or permissibility of these arrangements or failure of these contracts to function as intended would likely adversely materially affect the Operating Company’s performance and an investment in the Shell Company. In addition, VIE structures are also subject to the risk of inconsistent and unpredictable application of Chinese law and regulations, that the Shell Company could be limited in its ability to control, or may lose control over, the Operating Company, and that the equity owners of the Operating Company might have interests conflicting with those of the Shell Company’s investors. There is also uncertainty related to the Chinese taxation of VIEs and the Chinese tax authorities could take positions that result in increased tax liabilities. Thus, investors, such as the Fund, face risks and uncertainty about future actions or intervention by the government of China or other similar developments (such as changes in regulations, laws and judicial decisions or interpretations), which could occur at any time and without advance notice and which
11

Morgan Stanley Variable Insurance Fund   |   Additional Information About Fund Investment Strategies and Related Risks
Additional Information About Fund Investment Strategies and Related Risks  (Con’t)
could suddenly and significantly affect VIE structures, the Operating Companies and the Shell Companies (such as impacting or limiting the enforceability of the Shell Company’s contractual arrangements with the Operating Company or restricting the listing of the shares of the offshore entity). If any of these or similar risks materialize, the value and liquidity of the Fund’s investments in the Shell Company would likely be significantly adversely affected, causing the Fund to incur significant losses with no recourse available.
Although the China Securities Regulatory Commission published its position that it does not object to the use of VIE structures for Operating Companies to raise capital from non-Chinese investors, there is no guarantee that the Chinese government or Chinese regulator or court will not determine that these arrangements are inconsistent with Chinese laws or regulations or otherwise interfere with the operation of or disallow VIE structures or that this published position will remain unchanged. Intervention by the Chinese government with respect to VIE structures could materially adversely affect the Operating Company’s performance, the enforceability of the Shell Company’s contractual arrangements with the Operating Company and the value of the Shell Company’s shares. Further, if the Chinese government or other regulatory or judicial authority determines that the agreements establishing the VIE structure do not comply with Chinese law and regulations, including those related to prohibitions on foreign ownership, the Operating Company could be subject to penalties, revocation of business and operating licenses or forfeiture of ownership interests. Much of the value of an investment in the Shell Company depends on the enforceability of the contractual arrangements entered into as part of the VIE structure, which are generally less effective than direct ownership, and a Shell Company’s ability to exert any control over the Operating Company could be jeopardized if certain legal formalities are not observed in connection with the agreements, if the agreements are breached, or if the agreements are otherwise determined not to be enforceable. In addition, the Offshore Company could incur significant costs to seek to enforce the terms of these arrangements because of, among other things, legal uncertainties and jurisdictional limits. If any of the foregoing or similar developments were to occur, the market value and liquidity of the associated investments would fall, causing substantial investment losses for investors with no recourse available.
Emerging Market Securities
The  Fund  may invest in emerging market or developing countries, which are countries that major international financial institutions generally consider to be less economically mature than developed nations (such as the United States or most nations in Western Europe). Emerging market or developing countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market or developing countries may be more precarious than in other countries. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries. In addition, due to jurisdictional limitations, U.S. authorities (e.g., SEC and the U.S. Department of Justice) may be limited in their ability to enforce regulatory or legal obligations in emerging market countries. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. These characteristics result in greater risk of price volatility in emerging market or developing countries, which may be heightened by currency fluctuations relative to the U.S. dollar.
Foreign Currency
Investments in foreign securities may be denominated in foreign currencies. The value of foreign currencies may fluctuate relative to the value of the U.S. dollar or other applicable foreign currency. Since the Fund may invest in such non-U.S. dollar-denominated securities, and therefore may convert the value of such securities into U.S. dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Fund’s assets. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the overall economic health of the issuer. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. The Adviser may use derivatives to seek to reduce this risk. The Adviser may in its discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.
Foreign Real Estate Companies
Investing in foreign real estate companies exposes investors to the risks of owning real estate directly and investing in companies in the real estate industry, as well as to risks that relate specifically to the way in which foreign real estate companies are organized and operated. For example, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management or development of the underlying properties, which may also be subject to mortgage loans and the underlying mortgage loans may be subject to the risks of default. Foreign real estate companies generally invest directly in real estate, in mortgages or in some combination of the two. Operating foreign real estate companies requires specialized management skills and the Fund may indirectly bear management expenses along with the direct expenses of the Fund. Individual foreign real estate companies may own a limited number of properties and may concentrate in a particular region or property type. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. In addition, foreign real estate companies, like mutual funds, have expenses, including management and administration fees, that are paid by their shareholders. As a result, shareholders will absorb their proportionate share of duplicate levels of fees when the Fund invests in foreign real estate companies.
12

Morgan Stanley Variable Insurance Fund   |   Additional Information About Fund Investment Strategies and Related Risks
Additional Information About Fund Investment Strategies and Related Risks (Con’t)
Liquidity
The  Fund may make investments that are less liquid, illiquid or restricted or that may become illiquid or less liquid in response to, among other developments, overall economic conditions or adverse investor perceptions, and which may entail greater risk than investments in other types of securities. Illiquidity can also be caused by, among other things, a drop in overall market trading volume, an inability to find a willing buyer, or legal restrictions on the securities’ resale. These investments may be more difficult to value or sell, particularly in times of market turmoil, and there may be little trading in the secondary market available for particular securities. If the Fund is forced to sell an illiquid or restricted security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value and may be unable to sell the security at all.
Derivatives
The  Fund  may, but is not required to, use derivatives and other similar instruments for a variety of purposes, including hedging, risk management, portfolio management or seek to earn income. Derivative instruments used by  the Fund will be counted towards the Fund’s exposure in the types of securities listed herein to the extent they have economic characteristics similar to such securities. A derivative is a financial instrument whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. Derivatives and other similar instruments that create synthetic exposure often are subject to risks similar to those of the underlying asset or instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid, risks arising from margin and payment requirements, risks arising from mispricing or valuation complexity and operational and legal risks. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments.
Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause  the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund’s investment objective, there is no assurance that the use of derivatives will achieve this result.
The derivative instruments and techniques that the  Fund may use include:
Futures. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. While the value of a futures contract tends to increase or decrease in tandem with the value of the underlying instrument, differences between the futures market and the market for the underlying asset may result in an imperfect correlation.  Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Fund’s initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by  the Fund of margin deposits in the event of bankruptcy of a broker with which  the Fund has open positions in the futures contract.
Swaps.  The Fund may enter into OTC swap contracts or cleared swap transactions. An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other).  The Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap,  the Fund’s ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Certain swaps have begun trading on exchanges called swap execution facilities. Exchange trading is expected to increase liquidity of swaps trading. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis. The Fund may pay fees or incur costs each time it enters into, amends or terminates a swap agreement.
13

Morgan Stanley Variable Insurance Fund   |   Additional Information About Fund Investment Strategies and Related Risks
Additional Information About Fund Investment Strategies and Related Risks  (Con’t)
Banking Industry
Investment opportunities in many emerging markets may be concentrated in the banking industry. The banking industry can be affected by global and local economic conditions, such as the levels and liquidity of the global and local economic conditions, such as the levels and liquidity of the global and local financial and asset markets, the absolute and relative level and volatility of interest rates and equity prices, investor sentiment, inflation, and the availability and cost of credit. Adverse developments in these conditions can have a greater adverse effect on the banking industry of an emerging market economy than on other industries of its economy and these or similar developments can have a systemic negative impact on other  banking industry participants. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of the banking industry. To the extent the Fund invests a substantial portion of its assets in the banking industry, factors that have an adverse impact on this industry may have a disproportionate impact on the Fund’s performance. Adverse developments that affect financial institutions, the financial services sector or the banking industry generally, or concerns or rumors about any events of these kinds or other similar risks, may reduce liquidity in the market generally or have other adverse effects on the economy, the Fund, or issuers in which the Fund invests. In addition, the Fund and issuers in which it invests may not be able to identify all potential solvency or stress concerns with respect to a financial institution or to transfer assets from one bank or financial institution to another in a timely manner in the event such bank or financial institution comes under stress or fails. The financial sector, in particular depository institutions, such as banks, is particularly susceptible to systemic risks and contagion which may adversely affect the Fund’s investments in the financial services sector or the banking industry.
India Risk
Investments in securities of Indian issuers  may be adversely affected by political, economic, social and religious factors impacting Indian businesses and the Indian economy, changes in Indian law or regulations and the status of India’s relations with other countries. In addition, the economy of India may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The Indian government has exercised and continues to exercise significant influence over many aspects of the economy, and the number of public sector enterprises in India is substantial. Accordingly, Indian government actions in the future could have a significant effect on the Indian economy, which could affect private sector companies and the Fund, market conditions, and prices and yields of securities in the Fund’s portfolio. To the extent the Fund invests a substantial portion of its assets in Indian businesses and the Indian economy, factors that have an adverse impact on Indian businesses and the Indian economy may have a disproportionate impact on the Fund’s performance.
Active Management Risk
In pursuing the Fund’s investment objective, the Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis, and which trading strategies it uses. For example, the Adviser, in its discretion, may determine to use some permitted trading strategies while not using others. The success or failure of such decisions will affect the Fund’s performance.
In addition, it is expected that confidential or material non-public information regarding an investment or potential investment opportunity may become available to the Adviser. If such information becomes available, the Adviser may be precluded (including by applicable law or internal policies or procedures) from pursuing an investment or disposition opportunity with respect to such investment or investment opportunity and the Adviser may be restricted in its ability to cause the Fund to buy or sell securities of an issuer for substantial periods of time when the Fund otherwise could realize profit or avoid loss. This may adversely affect the Fund’s flexibility with respect to buying or selling securities and may impair the Fund’s liquidity.
Large Shareholder Transactions Risk
The  Fund may experience adverse effects when certain shareholders, or shareholders collectively, purchase or redeem large amounts of shares of the Fund. Such larger than normal redemptions may cause the  Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value per share (“NAV”) and liquidity. Similarly, large Fund share purchases may adversely affect the  Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also increase transaction costs. In addition, a large redemption could result in the  Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.  Although large shareholder transactions may be more frequent under certain circumstances, the  Fund is generally subject to the risk that shareholders can purchase or redeem a significant percentage of Fund shares at any time.
Temporary Defensive Investments
Under adverse or unstable market conditions or abnormal circumstances or when the Adviser believes that changes in market, economic, political or other conditions warrant, the Fund may, in the discretion of the Adviser, take temporary positions that are inconsistent with the Fund’s principal investment strategy in attempting to respond to such conditions or circumstances. For example, the Fund may invest without limit in cash, cash equivalents or other fixed-income instruments, for temporary defensive purposes. If the Adviser incorrectly predicts the effects of these changes, or during periods of temporary defensive or other temporary positions, such temporary investments may adversely affect the Fund’s performance and the Fund may not achieve its investment objective.
14

Morgan Stanley Variable Insurance Fund   |   Additional Information About Fund Investment Strategies and Related Risks
Additional Information About Fund Investment Strategies and Related Risks (Con’t)
Regulatory and Legal Risk
U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
The SEC has recently proposed amendments to Rule 22e-4 of the 1940 Act that, if adopted, would result in changes to the Fund’s liquidity classification framework and could potentially increase the percentage of the Fund’s investments classified as illiquid. In addition, the Fund’s operations and investment strategies may be adversely impacted if the proposed amendments are adopted.
15

Morgan Stanley Variable Insurance Fund | Fund Management
Fund Management
Adviser
Morgan Stanley Investment Management Inc., with principal offices at 1585 Broadway, New York, NY 10036, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley (NYSE: “MS”) is the parent of the Adviser, which is the parent of the Distributor. Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of  December 31, 2023,  the Adviser, together with its affiliated asset management companies, had approximately $1.5  trillion in assets under management or supervision.
The Adviser and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Fund) to certain affiliated or unaffiliated brokers, dealers and/or certain insurance companies or other financial intermediaries or service providers in connection with the sale, distribution, marketing and/or retention of shares of the Fund and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of the Fund’s shares over other investment options. Any such payments will not change the NAV or the price of the Fund’s shares. For more information, please see the Fund’s SAI.
Sub-Adviser
The Adviser has entered into a Sub-Advisory Agreement with MSIM Company, located at 23 Church Street, 16-01 Capital Square, Singapore 049481. MSIM Company is a wholly owned subsidiary of Morgan Stanley and provides the Fund with investment advisory services subject to the overall supervision of the Adviser and the  Company’s officers and Directors. The Adviser pays MSIM Company on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.
Advisory Fee
For the fiscal year ended December 31, 2023, the Adviser received a fee for advisory services (net of fee waivers, if applicable) equal to 0.75% of the Fund’s average daily net assets.
The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund, if necessary, if such fees would cause the total annual operating expenses of the Fund to exceed 1.25%  of average daily net assets for Class I. In determining the actual amount of fee waiver and/or expense reimbursement for the Fund, if any, the Adviser excludes from total annual operating expenses, acquired fund fees and expenses (as applicable), certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation). The fee waivers and/or expense reimbursements for the Fund will continue for at least one year from the date of this Prospectus or until such time as the  Company’s Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate. The Adviser may make additional voluntary fee waivers and/or expense reimbursements. The Adviser may discontinue these voluntary fee waivers and/or expense reimbursements at any time in the future.
The Fund’s annual operating expenses may vary throughout the period and from year to year. The Fund’s actual expenses may be different than the expenses listed in the Fund’s fee and expense table based upon the extent and amount of a fee waiver and/or expense reimbursement.
A discussion regarding the Board of Directors’ approval of the investment advisory and sub-advisory agreements is available in the Fund’s Semi-Annual Report to Shareholders for the period ended June 30, 2023.
Portfolio Management
The Fund is managed by members of the Emerging Markets Equity team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund are Eric Carlson, Paul Psaila and Amay Hattangadi.
Mr. Carlson has been associated with the Adviser in an investment management capacity since 1997. Mr. Psaila has been associated with the Adviser in an investment management capacity since 1994. Mr. Hattangadi has been associated with MSIM Company or its affiliates in an investment management capacity since 1997.
The Emerging Markets Equity team is comprised of dedicated portfolio managers/analysts that have extensive experience in analyzing emerging markets equity securities for investors.
16

Morgan Stanley Variable Insurance Fund  |  Fund Management
Fund Management (Con’t)
The Fund’s SAI provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.
The composition of the team may change from time to time.
17

Morgan Stanley Variable Insurance Fund  |  Shareholder Information
Shareholder Information
Share Class
This Prospectus offers Class I shares of the Fund. The Company also offers Class II shares of the Fund through a separate prospectus. Class II shares are subject to higher expenses due to the imposition of a 12b-1 fee. For eligibility information, contact your insurance company or qualified pension or retirement plan.
Purchasing and Selling Fund Shares
Shares are offered on each day that the New York Stock Exchange (the “NYSE”) is open for business except as noted below.
The Fund offers its shares only to insurance companies (and other funds that serve as underlying investment options for variable insurance and annuity contracts (i.e., variable insurance funds))  for separate accounts that they establish to fund variable life insurance and variable annuity contracts, and to other entities under qualified pension and retirement plans. An insurance company purchases or redeems shares of the Fund based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to, and from, separate accounts.
The Fund normally makes payment for all shares redeemed within one business day of receipt of the request, and in no event more than seven days after receipt of a redemption request in good order (other than as set forth below). However, contract owners who allocate a portion of their contract to the Fund through the variable life insurance or variable annuity contracts previously described do not deal directly with the Fund to purchase and redeem shares. Please refer to the prospectus of the variable life insurance policy or variable annuity contract for information on the allocation, transfer and withdrawal of amounts to, and from, separate accounts.
The Fund typically expects to meet redemption requests by using a combination of sales of securities held by the Fund and/or holdings of cash and cash equivalents. On a less regular basis, the Fund also reserves the right to use borrowings to meet redemption requests, and the Fund may use these methods during both normal and stressed market conditions.
The Company may suspend redemption privileges or postpone the date of payment for more than seven days (i) during any period that the NYSE is closed other than customary week-end and holiday closings, or trading on the NYSE is restricted as determined by the SEC, (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets and (iii) for such other periods as the SEC may permit.
The Fund currently does not foresee  disadvantages to variable product contract owners or qualified plan participants arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer different types of variable annuity and variable life insurance products and various other entities under qualified pension and retirement plans. Nevertheless material irreconcilable conflicts may possibly arise among the interests of these investors. The Board of Directors that oversees the Fund intends to monitor events to identify any such material irreconcilable conflicts and to determine what action, if any, should be taken in response.
Pricing of Fund Shares
The price per share will be the NAV next determined after the Company or the insurance company receives a shareholder’s purchase or redemption order in good order. NAV is the value of one share’s portion of all of the net assets in the Fund. The Company determines the NAV for the Fund as of the close of the NYSE (normally 4:00 p.m. Eastern time) on each day that the NYSE is open for business. Shares will generally not be priced on days that the NYSE is closed. The Fund may elect to remain open and price its shares on days when the NYSE is closed but the primary securities markets on which the Fund’s securities trade remain open. If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the Fund reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as the Adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations.
Trading of securities that are primarily listed on foreign exchanges may take place on weekends and other days when the Fund does not price its shares. Therefore, to the extent, if any, that the Fund invests in securities primarily listed on foreign exchanges, the value of the Fund’s securities may change on days when shareholders will not be able to purchase or sell their shares.
About Net Asset Value
The NAV of Class I shares is determined by dividing the total of the value of the Fund’s investments and other assets attributable to Class I, less any liabilities attributable to Class I, by the total number of outstanding shares of Class I. In making this calculation, the Fund generally values its portfolio securities and other assets at market price. When no market quotations are readily available for a security or other asset, including circumstances under which the Adviser determines that a market quotation is not accurate, fair value for the security or other asset will be determined in good faith using methods approved by the Board of Directors. In addition, with
18

Morgan Stanley Variable Insurance Fund  |  Shareholder Information
Shareholder Information (Con’t)
respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (e.g., a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined in good faith using methods approved by the Company’s Board of Directors. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer specific development that is likely to have changed the value of the security. In these cases, the Fund’s NAV will reflect certain portfolio securities’ fair value rather than their market price. To the extent the Fund invests in open-end management companies (other than exchange-traded funds) that are registered under the 1940 Act, the Fund’s NAV is calculated based, in relevant part, upon the NAV of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.
Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security or other asset is materially different than the value that could be realized upon the sale of that security or other asset. With respect to securities that are primarily listed on foreign exchanges, the values of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your shares. The  NAV of the Fund (excluding any applicable sales charges) is based on the value of the Fund’s portfolio securities or other assets. Although the assets of each class are invested in the same portfolio of securities or other assets, the NAV of each class will differ because the classes have different class specific expenses.
The Fund relies on various sources to calculate its NAV. The ability of the Fund’s provider of administrative services to calculate the NAV per share of the Fund is subject to operational risks associated with processing or human errors, systems or technology failures, cyber attacks and errors caused by third party service providers, data sources or trading counterparties. Such failures may result in delays in calculating the Fund’s NAV and/or the inability to calculate NAV over extended periods. The Fund may be unable to recover any losses associated with such failures. In addition, if the third party service providers and/or data sources upon which the Fund directly or indirectly relies to calculate its NAV or price individual securities are unavailable or otherwise unable to calculate the NAV correctly, it may be necessary for alternative procedures to be utilized to price the securities at the time of determining the Fund’s NAV.
The NAV of Class I  shares will differ from that of Class II  shares because of class-specific expenses that each class may pay.
Dividends and Distributions
The Fund distributes its net investment income, if any, at least annually as dividends and makes distributions of its net realized capital gains, if any, at least annually.
Inactive Accounts and Risk of Escheatment
In accordance with state “unclaimed property” laws, your Fund shares may legally be considered abandoned and required to be transferred to the relevant state (also known as “escheatment”) under various circumstances. These circumstances, which vary by state, can include inactivity (e.g., no owner-initiated contact for a certain period), returned mail (e.g., when mail sent to a shareholder is returned by the post office as undeliverable), uncashed checks or a combination of these. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Fund or your Financial Intermediary. Since states’ statutory requirements regarding inactivity differ, it is important to regularly contact your Financial Intermediary or the Fund’s transfer agent. The process described above, and the application of state escheatment laws, may vary by state and/or depending on how shareholders hold their shares in the Fund.
It is your responsibility to ensure that you maintain a valid mailing address for your account, keep your account active by contacting your Financial Intermediary or the Fund’s transfer agent (e.g., by mail or telephone), and promptly cash all checks for dividends, capital gains and redemptions. Neither the Fund nor the Adviser will be liable to shareholders or their representatives for good faith compliance with escheatment laws.
For more information, please contact us at 1-888-378-1630.
Taxes
The Fund expects that it will not have to pay federal income taxes if it distributes annually all of its net investment income and net realized capital gains. The Fund does not expect to be subject to federal excise taxes with respect to undistributed income.
The Fund may be subject to foreign withholding taxes with respect to its income from foreign jurisdictions. Special rules apply to certain transactions in a foreign currency.
Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Fund and federal income taxation of owners of variable annuity or variable life insurance contracts, refer to the contract prospectus.
Because each investor’s tax circumstances are unique and the tax laws may change, shareholders should consult a tax advisor about the federal, state and local tax consequences applicable to their investment.
19

Morgan Stanley Variable Insurance Fund  |  Shareholder Information
Shareholder Information (Con’t)
Frequent Purchases and Redemptions of Shares
Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners or qualified plan participants is referred to as “market-timing” or “short-term trading” and may present risks for other contract owners or participants with long-term interests in the Fund, which may include, among other things, dilution in the value of the Fund’s shares indirectly held by contract owners or participants with long-term interests in the Fund, interference with the efficient management of the Fund, increased brokerage and administrative costs and forcing the Fund to hold excess levels of cash.
In addition, the Fund is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Fund’s securities trade and the time the Fund’s NAV is calculated (“time-zone arbitrage”). For example, a market-timer may submit instructions for the purchase of shares of the Fund based on events occurring after foreign market closing prices are established, but before the Fund’s NAV calculation that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Fund’s shares the next day when the Fund’s share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Fund.
Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price-arbitrage”). Investments in certain fixed-income securities, such as high yield bonds, may be adversely affected by price arbitrage trading strategies. The Fund’s policies with respect to valuing portfolio securities are described above in “About Net Asset Value.”
The Company’s Board of Directors has adopted policies and procedures to discourage frequent purchases and redemptions of Fund shares by Fund shareholders. Insurance companies or qualified plans generally do not provide specific contract owner or plan participant transaction instructions to the Fund on an ongoing basis. Therefore, to some extent, the Fund relies on the insurance companies and qualified plans to monitor frequent short-term trading by contract owners. However, the Fund has entered into agreements with insurance companies and qualified plans whereby the insurance companies and qualified plans are required to provide certain contract owner identification and transaction information upon the Fund’s request. The Fund may use this information to help identify and prevent market-timing activity in the Fund. There can be no assurance that the Fund will be able to identify or prevent all market-timing activity.
If the Fund identifies suspected market-timing activity, the insurance company or qualified plan will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners or participants). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Fund. If the insurance company or qualified plan is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners or participants may be able to engage in frequent trading to the detriment of contract owners or participants with long-term interests in the Fund. If the insurance company or qualified plan refuses to take remedial action, or takes action that the Fund deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company or qualified plan.
Portfolio Holdings Information
A description of the Company’s  policies and procedures with respect to the disclosure of the Fund’s securities is available in the Fund’s SAI.
20

Morgan Stanley Variable Insurance Fund  |  Shareholder Information
Shareholder Information (Con’t)
Potential Conflicts of Interest
As a diversified global financial services firm, Morgan Stanley, the parent company of the Adviser, engages in a broad spectrum of activities, including financial advisory services, investment management activities, lending, commercial banking, sponsoring and managing private investment funds, engaging in broker-dealer transactions and principal securities, commodities and foreign exchange transactions, research publication and other activities. In the ordinary course of its business, Morgan Stanley is a full-service investment banking and financial services firm and therefore engages in activities where Morgan Stanley’s interests or the interests of its clients may conflict with the interests of the Fund. Morgan Stanley advises clients and sponsors, manages or advises other investment funds and investment programs, accounts and businesses (collectively, together with any new or successor funds, programs, accounts or businesses, the ‘‘Affiliated Investment Accounts’’) with a wide variety of investment objectives that in some instances may overlap or conflict with the Fund’s investment objectives and present conflicts of interest. In addition, Morgan Stanley may also from time to time create new or successor Affiliated Investment Accounts that may compete with the Fund and present similar conflicts of interest. The discussion below enumerates certain actual, apparent and potential conflicts of interest. There is no assurance that conflicts of interest will be resolved in favor of Fund shareholders and, in fact, they may not be. Conflicts of interest not described below may also exist.
For more information about conflicts of interest, see the section entitled “Potential Conflicts of Interest” in the SAI.
Material Nonpublic Information. It is expected that confidential or material nonpublic information regarding an investment or potential investment opportunity may become available to the Adviser. If such information becomes available, the Adviser may be precluded (including by applicable law or internal policies or procedures) from pursuing an investment or disposition opportunity with respect to such investment or investment opportunity. Morgan Stanley has established certain information barriers and other policies to address the sharing of information between different businesses within Morgan Stanley. In limited circumstances, however, including for purposes of managing business and reputational risk, and subject to policies and procedures and any applicable regulations, personnel, including personnel of the investment adviser, on one side of an information barrier may have access to information and personnel on the other side of the information barrier through “wall crossings.” The Adviser faces conflicts of interest in determining whether to engage in such wall crossings. Information obtained in connection with such wall crossings may limit or restrict the ability of the Adviser to engage in or otherwise effect transactions on behalf of the Fund (including purchasing or selling securities that the Adviser may otherwise have purchased or sold for the Fund in the absence of a wall crossing).
Investments by Morgan Stanley and its Affiliated Investment Accounts. In serving in multiple capacities to Affiliated Investment Accounts, Morgan Stanley, including the Adviser and the Investment team, may have obligations to other clients or investors in Affiliated Investment Accounts, the fulfillment of which may not be in the best interests of the Fund or its shareholders. The Fund’s investment objectives may overlap with the investment objectives of certain Affiliated Investment Accounts. As a result, the members of an Investment team may face conflicts in the allocation of investment opportunities among the Fund and other investment funds, programs, accounts and businesses advised by or affiliated with the Adviser. Certain Affiliated Investment Accounts may provide for higher management or incentive fees or greater expense reimbursements or overhead allocations, all of which may contribute to this conflict of interest and create an incentive for the Adviser to favor such other accounts. To seek to reduce potential conflicts of interest and to attempt to allocate such investment opportunities in a fair and equitable manner, the Adviser has implemented allocation policies and procedures. These policies and procedures are intended to give all clients of the Adviser, including the Fund, fair access to investment opportunities consistent with the requirements of organizational documents, investment strategies, applicable laws and regulations, and the fiduciary duties of the Adviser.
Payments to Broker-Dealers and Other Financial Intermediaries. The Adviser and/or the Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to certain Financial Intermediaries (which may include affiliates of the Adviser and Distributor), including recordkeepers and administrators of various deferred compensation plans, in connection with the sale, distribution, marketing and retention of shares of the Fund and/or shareholder servicing. The prospect of receiving, or the receipt of, additional compensation, as described above, by Financial Intermediaries may provide such Financial Intermediaries and their financial advisors and other salespersons with an incentive to favor sales of shares of the Fund over other investment options with respect to which these Financial Intermediaries do not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund or the amount that the Fund receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and should review carefully any disclosures provided by Financial Intermediaries as to their compensation. In addition, in certain circumstances, the Adviser restricts, limits or reduces the amount of the Fund’s investment, or restricts the type of governance or voting rights it acquires or exercises, where the Fund (potentially together with Morgan Stanley) exceeds a certain ownership interest, or possesses certain degrees of voting or control or has other interests.
Morgan Stanley Trading and Principal Investing Activities. Notwithstanding anything to the contrary herein, Morgan Stanley will generally conduct its sales and trading businesses, publish research and analysis, and render investment advice without regard for the Fund’s holdings, although these activities could have an adverse impact on the value of one or more of the Fund’s investments, or
21

Morgan Stanley Variable Insurance Fund  |  Shareholder Information
Shareholder Information (Con’t)
could cause Morgan Stanley to have an interest in one or more portfolio investments that is different from, and potentially adverse to, that of the Fund.
Morgan Stanley’s Investment Banking and Other Commercial Activities. Morgan Stanley advises clients on a variety of mergers, acquisitions, restructuring, bankruptcy and financing transactions. Morgan Stanley may act as an advisor to clients, including other investment funds that may compete with the Fund and with respect to investments that the Fund may hold. Morgan Stanley may give advice and take action with respect to any of its clients or proprietary accounts that may differ from the advice given, or may involve an action of a different timing or nature than the action taken, by the Fund. Morgan Stanley may give advice and provide recommendations to persons competing with the Fund and/or any of the Fund’s investments that are contrary to the Fund’s best interests and/or the best interests of any of its investments. Morgan Stanley’s activities on behalf of its clients (such as engagements as an underwriter or placement agent) may restrict or otherwise limit investment opportunities that may otherwise be available to the Fund.
Morgan Stanley may be engaged to act as a financial advisor to a company in connection with the sale of such company, or subsidiaries or divisions thereof, may represent potential buyers of businesses through its mergers and acquisition activities and may provide lending and other related financing services in connection with such transactions. Morgan Stanley’s compensation for such activities is usually based upon realized consideration and is usually contingent, in substantial part, upon the closing of the transaction. Under these circumstances, the Fund may be precluded from participating in a transaction with or relating to the company being sold or participating in any financing activity related to a merger or an acquisition.
22

Morgan Stanley Variable Insurance Fund  |  Financial Highlights
Financial Highlights
The financial highlights table that follows is intended to help you understand the financial performance of the Fund’s Class I shares for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). In addition, this performance information does not include the impact of any charges by your insurance company. If it did, returns would be lower.
The ratios of expenses to average net assets listed in the table below for Class I shares are based on the average net assets of the Fund for each of the periods listed in the table. To the extent that the Fund’s average net assets decrease over the Fund’s next fiscal year, such expense ratios can be expected to increase, potentially significantly, because certain fixed costs will be spread over a smaller amount of assets.
The information below has been derived from the financial statements audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm. Ernst & Young LLP’s report, along with the Fund’s financial statements, are incorporated by reference into the Fund’s SAI. The Annual Report to Shareholders (which includes the Fund’s financial statements) and SAI are available at no cost from the Company at the toll-free number noted on the back cover to this Prospectus or from your insurance company.
23

Morgan Stanley Variable Insurance Fund   |   Financial Highlights
Emerging Markets Equity Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$11.92	$18.11	$17.73	$15.99	$14.48
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.19	0.19	0.08	0.05	0.20
Net Realized and Unrealized Gain (Loss)	1.21	(4.81)	0.46	2.15	2.56
Total from Investment Operations	1.40	(4.62)	0.54	2.20	2.76
Distributions from and/or in Excess of:
Net Investment Income	(0.20)	(0.06)	(0.16)	(0.21)	(0.17)
Net Realized Gain	(0.22)	(1.51)	—	(0.25)	(1.08)
Total Distributions	(0.42)	(1.57)	(0.16)	(0.46)	(1.25)
Net Asset Value, End of Period	$12.90	$11.92	$18.11	$17.73	$15.99
Total Return(2)	11.97%(3)	(25.08)%	2.99%	14.44%	19.59%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$112,121	$111,050	$160,661	$166,989	$163,794
Ratio of Expenses Before Expense Limitation	1.28%	1.32%	1.25%	1.30%	1.27%
Ratio of Expenses After Expense Limitation	1.24%(4)(5)	1.25%(5)	1.25%(5)	1.25%(5)	1.25%(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A	1.25%(5)	N/A	1.25%(5)	1.25%(5)
Ratio of Net Investment Income	1.52%(4)(5)	1.41%(5)	0.44%(5)	0.35%(5)	1.33%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00%(6)	0.00%(6)	0.00%(6)	0.00%(6)	0.00%(6)
Portfolio Turnover Rate	33%	38%	39%	52%	36%

(1)	Per share amount is based on average shares outstanding.
(2)
Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total return would be lower.

(3)
Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class I shares.

(4)
If the Fund had not received the reimbursement of transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class I shares:

	Period Ended	Expense Ratio	Net Investment Income Ratio
	December 31, 2023	1.25%	1.51%
(5)
The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(6)	Amount is less than 0.005%.
24

(This page intentionally left blank)

Where to Find Additional Information
Statement of Additional Information
In addition to this Prospectus, the Fund has an SAI, dated April 30, 2024  (as may be supplemented from time to time), which contains additional, more detailed information about the Company and the Fund. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.
Shareholder Reports
The Company publishes Annual and Semi-Annual Reports (“Shareholder Reports”) containing financial statements. These reports contain additional information about the Fund’s investments. In the Fund’s Shareholder Reports, you will find a discussion of the market conditions and the investment strategies that significantly affected the Fund’s performance during the last fiscal year. For additional Company information, including information regarding the investments comprising the Fund, and to make shareholder inquiries, please call 1-800-869-6397 or contact your insurance company.
You may obtain the SAI and Shareholder Reports without charge by contacting the Company at the toll-free number above or your insurance company or on our web site at www.morganstanley.com/im.
Shareholder Reports and other information about the Company are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.
To aid you in obtaining this information, the Company’s 1940 Act registration number is 811-7607.
© 2024 Morgan Stanley

Morgan Stanley Variable  Insurance Fund, Inc.
Emerging Markets Equity Portfolio

Prospectus   |   April 30, 2024

Share Class	Ticker Symbol
Class II	MSMBX
Morgan Stanley Variable Insurance Fund, Inc.  (the “Company”) is a mutual fund that provides investment vehicles for variable annuity contracts and variable life insurance policies and for certain tax-qualified investors. In this prospectus, shares of the  Emerging Markets Equity Portfolio  (the “Fund”) are being offered.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
An investment in the Fund is not a bank deposit and is not insured by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves investment risks, and you may lose money in the Fund.

Morgan Stanley Variable Insurance Fund  |  Fund Summary
Emerging Markets Equity Portfolio
Investment Objective
The Fund seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.
Fees and Expenses
The table below describes the fees and expenses that you may pay if you buy, hold and sell Class II shares of the Fund. The Fund does not charge any sales loads or other fees when you purchase or redeem shares. The table and the example below do not reflect the impact of any charges by your insurance company. If they did, Total Annual Fund Operating Expenses would be higher. You may pay fees other than the fees and expenses of the Fund, such as brokerage commissions and other fees charged by financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses  (expenses that you pay each year as a percentage of the value of your investment)

Advisory Fee*	0.75%
Distribution (12b-1) Fee	0.25%
Other Expenses	0.50%
Total Annual Fund Operating Expenses**	1.50%
Fee Waiver and/or Expense Reimbursement**	0.20%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement**	1.30%
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class II	$132	$454	$800	$1,773
*	The Advisory Fee has been restated to reflect the decrease in the advisory fee schedule effective April 28, 2023.
**	The Fund’s “Distributor,” Morgan Stanley Distribution, Inc., has agreed to waive 0.20% of the 0.25% 12b-1 fee that it may receive. This fee waiver will continue for at least one year from the date of this Prospectus or until such time as the Company’s Board of Directors acts to discontinue all or a portion of such waiver when it deems such action is appropriate.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 33% of the average value of its portfolio.
Principal Investment Strategies
The Fund’s “Adviser,” Morgan Stanley Investment Management Inc., and the Fund’s “Sub-Adviser,” Morgan Stanley Investment Management Company (“MSIM Company”), seek to maximize returns by investing primarily in quality growth-oriented equity securities in emerging markets.
The Adviser’s and/or Sub-Adviser’s investment approach combines top-down country and thematic allocation with bottom-up stock selection. The Adviser and/or Sub-Adviser allocate the Fund’s assets among emerging markets based on relative economic, political and social fundamentals, stock valuations and investor sentiment. To manage risk, the Adviser and/or Sub-Adviser emphasize macroeconomic and fundamental research.
The investment process integrates information about environmental, social and governance issues (also referred to as ESG) when making investment decisions. The Adviser and/or Sub-Adviser believe that monitoring ESG helps build a more complete picture of the opportunities and risks facing companies, and seeks to engage directly with company management to gain insights on how each company addresses material ESG issues and how these may affect long-term financial performance.
Under normal circumstances, at least 80% of the Fund’s assets will be invested in equity securities of issuers located in emerging market countries. This policy may be changed without shareholder approval; however, you would be notified upon 60 days’ notice in writing of any changes. The Adviser and/or Sub-Adviser generally consider selling an investment when they determine the company no longer satisfies their investment criteria.
1

Morgan Stanley Variable Insurance Fund | Fund Summary
Emerging Markets Equity Portfolio (Con’t)
The Fund may, but it is not required to, use derivatives and similar instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Fund’s use of derivatives may involve the purchase and sale of derivative instruments such as futures and other similar instruments and techniques. The Fund may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Fund will be counted toward the Fund’s 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.
Principal Risks
There is no assurance that the Fund will achieve its investment objective, and you can lose money investing in this Fund. The principal risks of investing in the Fund include:

•
Equity Securities. In general, prices of equity securities are more volatile than those of fixed-income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic, political conditions and public health conditions. During periods when equity securities experience heightened volatility, such as during periods of market, economic or financial uncertainty or distress, the Fund’s investments in equity securities may be subject to heightened risks.

The value of equity securities and related instruments may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; unexpected trading activity among retail investors; and other factors. Market conditions may affect certain types of stocks to a greater extent than other types of stocks. If the stock market declines, the value of Fund shares will also likely decline.

•
Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political (including geopolitical), economic and market risks. There also may be greater market volatility, less reliable financial information, less stringent investor protections and disclosure standards, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to developments and changing conditions in such markets. Moreover, the growing  interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, its portfolio may be harder to value. The risks of investing in emerging market countries are greater than the risks associated with investments in foreign developed countries. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging market countries. In addition, the Fund’s investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of those investments will fluctuate with U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Fund’s securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. Economic sanctions or other similar measures may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar measures could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities, negatively impact the value or liquidity of  the Fund’s investments, significantly delay or prevent the settlement of the Fund’s securities transactions, force the Fund to sell or otherwise dispose of investments at inopportune times or prices, or impair the Fund’s ability to meet its investment objective or invest in accordance with its investment strategies.

2

Morgan Stanley Variable Insurance Fund  |  Fund Summary
Emerging Markets Equity Portfolio (Con’t)

•
Foreign Currency. The Fund’s investments in foreign securities may be denominated in foreign currencies. The value of foreign currencies may fluctuate relative to the value of the U.S. dollar. Since the Fund may invest in such non-U.S. dollar-denominated securities, and therefore may convert the value of such securities into U.S. dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Fund’s assets. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the overall economic health of the issuer. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. The Adviser may use derivatives to seek to reduce this risk. The  Adviser may in its discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.

•
China Risk. Investments in securities of Chinese issuers, including A shares, involve risks associated with investments in foreign markets as well as special considerations not typically associated with investments in the U.S. securities markets. For example, the Chinese government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. In addition, the Chinese government has taken actions that influenced the prices at which certain goods may be sold, encouraged companies to invest or concentrate in particular industries, induced mergers between companies in certain industries and induced private companies to publicly offer their securities. Investments in China involve risk of a total loss due to government action or inaction.

Additionally, the Chinese economy is export-driven and highly reliant on trade. Adverse changes to the economic conditions of its primary trading partners, such as the United States, Japan and South Korea, would adversely impact the Chinese economy and the Fund’s investments. Moreover, a slowdown in other significant economies of the world, such as the United States, the European Union and certain Asian countries, may adversely affect economic growth in China. An economic downturn in China would adversely impact the Fund’s investments. In addition, certain securities are, or may in the future, become restricted, and/or sanctioned by the U.S. government or other governments and the Fund may be forced to sell such restricted securities and incur a loss as a result.

These and other developments, including government actions, may result in significant illiquidity risk or forced disposition for Chinese investments. The Chinese securities markets are emerging markets characterized by a relatively small number of equity issues and relatively low trading volume, resulting in decreased liquidity, greater price volatility (caused by, among other things, military, diplomatic, or trade conflicts), and potentially fewer investment opportunities for the Fund. Ongoing political tension between the People’s Republic of China and the Hong Kong Special Administrative Region will have impacts on the economy of Hong Kong, and these impacts remain uncertain.

Risks of Investing through Stock Connect. The Fund may invest in A-shares listed and traded through Stock Connect, or on such other stock exchanges in China which participate in Stock Connect from time to time or in the future. Trading through Stock Connect is subject to a number of restrictions that may affect the Fund’s investments and returns. Moreover, Stock Connect A-shares generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. The Stock Connect program is a relatively new program and may be subject to further interpretation and guidance. There can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the Fund’s investments or returns. Because certain transactions through Stock Connect may not be subject to certain investor protection programs, the Fund may be exposed to the risks of default of the broker(s) they engage in their trading in China A Shares.

Variable Interest Entities. Chinese operating companies sometimes rely on variable interest entity (“VIE”) structures to raise capital from non-Chinese investors because of Chinese government limitations or prohibitions on direct foreign ownership in certain industries. In a VIE structure, a series of contractual arrangements are entered into between a holding company domiciled outside of China and a Chinese operating company or companies, which are intended to mimic direct ownership in the operating company, but in many cases these arrangements have not been tested in court and it is not clear that the contracts are enforceable or that the structures will otherwise work as intended. The offshore holding company, which is not a Chinese operating company, then issues exchange-traded shares that are sold to the public, including non-Chinese investors (such as the Fund). Shares of the offshore entity purchased by the Fund would not be equity ownership interests in the Chinese operating company and the Fund’s interest would be subject to legal, operational and other risks associated with the company’s use of the VIE structure. For example, at any time the Chinese government could determine that the contractual arrangements constituting part of the VIE structure are unenforceable or do not comply with applicable law or regulations, these laws or regulations could change or be interpreted differently in the future, and the Chinese government may with no advance notice otherwise intervene in or exert influence over VIE structures or the related Chinese operating companies. If any of these or similar risks or developments materialize, the Fund’s investment in the offshore entity may suddenly and significantly decline in value or become worthless because of, among other things, difficulty enforcing (or the inability to enforce) the contractual arrangements or materially adverse effects on the Chinese operating company’s performance. In these circumstances, the Fund could experience significant losses with no recourse available.

3

Morgan Stanley Variable Insurance Fund | Fund Summary
Emerging Markets Equity Portfolio (Con’t)

From time to time, the Fund’s investments in U.S.-listed shell companies relying on VIE structures to consolidate China-based operations could be significant.

•
India Risk. To the extent that the Fund invests a substantial portion of its assets in Indian issuers, the value of the Fund’s assets may be adversely affected by political, economic, social and religious factors impacting Indian businesses and the Indian economy, changes in Indian law or regulations and the status of India’s relations with other countries. Indian government actions in the future could have a significant effect on the Indian economy, which could affect private sector companies and the Fund, market conditions, and prices and yields of securities in the Fund’s portfolio. To the extent the Fund invests a significant portion of its assets in Indian businesses and the Indian economy, factors that have an adverse impact on Indian businesses and the Indian economy may have a disproportionate impact on the Fund’s performance.

•
Liquidity. The Fund may make investments that are less liquid, illiquid or restricted or that may become illiquid or less liquid in response to overall economic conditions or adverse investor perceptions, and which may entail greater risk than investments in other types of securities. These investments may be more difficult to value or sell, particularly in times of market turmoil, and there may be little trading in the secondary market available for particular securities. If the Fund is forced to sell an illiquid or restricted security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value and may be unable to sell the security at all.

•
Derivatives. Derivatives and other similar instruments that create synthetic exposure often are subject to risks similar to those of the underlying asset or instrument, including market risk, and may be subject to additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid, risks arising from margin and payment requirements, risks arising from mispricing or valuation complexity and operational and legal risks. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Investments in currency derivatives may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the Adviser expects. Foreign currency forward exchange contracts and currency futures and options contracts create exposure to currencies in which the Fund’s securities are not denominated.

•
Market and Geopolitical Risk. The value of your investment in the Fund is based on the values of the Fund’s investments, which change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These events may be sudden and unexpected, and could adversely affect the liquidity of the Fund’s investments, which may in turn impact valuation, the Fund’s ability to sell securities and/or its ability to meet redemptions. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events (such as war, natural disasters, epidemics and pandemics, terrorism, conflicts, social unrest, recessions, inflation, interest rate changes and supply chain disruptions) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price and exacerbate pre-existing risks to the Fund.

•
Banking Industry. The banking industry can be affected by global and local economic conditions, such as the levels and liquidity of the global and local financial and asset markets, the absolute and relative level and volatility of interest rates and equity prices, investor sentiment, inflation, and the availability and cost of credit. Adverse developments in these conditions can have a greater adverse effect on the banking industry of a frontier emerging market economy than on other industries of its economy. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of the banking industry. To the extent the Fund invests a substantial portion of its assets in the banking industry, factors that have an adverse impact on this industry may have a disproportionate impact on the Fund’s performance.

•
Active Management Risk. In pursuing the Fund’s investment objective, the Adviser has considerable leeway in deciding which investments to buy, hold or sell on a day-to-day basis, and which trading strategies to use. For example, the Adviser, in its discretion, may determine to use some permitted trading strategies while not using others. The success or failure of such decisions will affect the Fund’s performance.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class II shares’ performance from year-to-year and by showing how the Fund’s Class II shares’ average annual returns for the past one, five and 10 year periods compare with those of an index intended to measure broad market performance. This performance
4

Morgan Stanley Variable Insurance Fund  |  Fund Summary
Emerging Markets Equity Portfolio (Con’t)
information does not include the impact of any charges deducted by your insurance company. If it did, returns would be lower. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns—Calendar Years  (Class II)
Commenced operations on  January 10, 2003

High Quarter	06/30/20	20.00%
Low Quarter	03/31/20	-26.87%
Average Annual Total Returns  (Class II)
(for the calendar periods ended  December 31, 2023)

	Past One Year	Past Five Years	Past Ten Years
Class II
Return before Taxes	11.96%	3.36%	1.79%
MSCI Emerging Markets Index (reflects no deduction for fees, expenses or taxes)[1]	9.83%	3.68%	2.66%
1	The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI Emerging Markets Index currently consists of 24 emerging market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. It is not possible to invest directly in an index.
Fund Management
Adviser. Morgan Stanley Investment Management Inc.
Sub-Adviser.  Morgan Stanley Investment Management Company.
Portfolio Managers. The Fund is managed by members of the Emerging Markets Equity team. Information about the members jointly and primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser/Sub-Adviser	Date Began Managing Fund
Eric Carlson	Managing Director of the Adviser	September 1997
Paul Psaila	Managing Director of the Adviser	October 1996
Amay Hattangadi	Managing Director of MSIM Company	July 2018
Purchase and Sale of Fund Shares
The Prospectus offers Class II shares of the Fund. The Company also offers Class I shares of the Fund through a separate prospectus. Class I shares are subject to lower expenses, but may not be available through your insurance company, qualified pension plan or retirement plan. For eligibility information, contact your insurance company or qualified pension or retirement plan.
The Fund offers its shares only to insurance companies (either directly or indirectly through other variable insurance funds) for separate accounts that they establish to fund variable life insurance and variable annuity contracts, and to other entities under qualified pension and retirement plans. An insurance company purchases or redeems shares of the Fund based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit
5

Morgan Stanley Variable Insurance Fund | Fund Summary
Emerging Markets Equity Portfolio (Con’t)
payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to, and from, separate accounts.
For more information, please refer to the section of the Prospectus entitled “Shareholder Information—Purchasing and Selling Fund Shares.”
Tax Information
Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Fund and federal income taxation of owners of variable annuity or variable life insurance  contracts, refer to the contract prospectus.
For more information, please refer to the section of the Prospectus entitled “Shareholder Information—Taxes.”
Payments to Insurance Companies and Other Financial Intermediaries
The Adviser and/or the Distributor may pay insurance companies or their affiliates in connection with Fund-related administrative services that the insurance companies provide in connection with the issuance of their variable annuity contracts. These payments, which may be significant in amount, may create a conflict of interest by influencing the insurance company to recommend one variable annuity or variable life insurance contract over another or be a factor in an insurance company’s decision to include the Fund as an underlying investment option in its variable annuity or variable life insurance contracts. Ask your salesperson or visit your insurance company’s web site for more information.
6

Morgan Stanley Variable Insurance Fund  |  Details of the Fund
Emerging Markets Equity Portfolio
Investment Objective
The Fund seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.
Approach
The Adviser and/or Sub-Adviser seek to maximize returns by investing primarily in quality growth-oriented equity securities in emerging markets. The Adviser’s and/or Sub-Adviser’s investment approach combines top-down country and thematic allocation with bottom-up stock selection. Investment selection criteria include attractive growth characteristics, reasonable valuations and company managements with strong shareholder value orientation.
Process
The Adviser’s and/or Sub-Adviser’s global strategists analyze the global economic environment, particularly its impact on emerging markets, and allocate the Fund’s assets among emerging markets based on relative economic, political and social fundamentals, stock valuations and investor sentiment. The Adviser and/or Sub-Adviser invest in countries based on the work of country specialists who conduct extensive fundamental analysis of companies within these markets and seeks to identify companies with strong earnings growth prospects. To manage risk, the Adviser and/or Sub-Adviser emphasize macroeconomic and fundamental research. The Adviser and/or Sub-Adviser generally consider selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.
The investment process integrates information about environmental, social and governance issues (also referred to as ESG) when making investment decisions. The Adviser and/or Sub-Adviser believe that monitoring ESG helps build a more complete picture of the opportunities and risks facing companies, and seeks to engage directly with company management to gain insights on how each company addresses material ESG issues and how these may affect long-term financial performance.
Under normal circumstances, at least 80% of the Fund’s assets will be invested in equity securities of issuers located in emerging market countries. This policy may be changed without shareholder approval; however, you would be notified upon 60 days’ notice in writing of any changes.
The Adviser and/or Sub-Adviser consider an issuer to be located in an emerging market country if (i) its principal securities trading market is in an emerging market country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue or profits from goods produced, sales made or services performed in emerging market countries or has at least 50% of its assets, core business operations and/or employees in emerging markets countries or (iii) it is organized under the laws of, or has a principal office in, an emerging market country. By applying this test, it is possible that a particular issuer could be deemed to be located in more than one country.
Emerging market or developing countries are countries that major international financial institutions or the Fund’s benchmark index generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market or developing countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe.
The Fund may, but it is not required to, use derivatives and similar instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of an underlying asset, interest rate, index or financial instrument. The Fund’s use of derivatives may involve the purchase and sale of derivative instruments such as futures and other similar instruments and techniques. The Fund may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Fund will be counted toward the Fund’s 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.
For purposes of policies adopted in accordance with Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), the term “assets,” as defined in Rule 35d-1 under the 1940 Act, means net assets plus the amount of any borrowings for investment purposes.
7

Morgan Stanley Variable Insurance Fund   |   Additional Information About Fund Investment Strategies and Related Risks
Additional Information About Fund Investment Strategies and Related Risks

This section discusses additional information relating to Fund investment strategies, other types of investments that the Fund may make and related risk factors. References to the “Adviser” under “Additional Information About Fund Investment Strategies and Related Risks” refer to the Adviser and/or Sub-Adviser. Fund investment practices and limitations are also described in more detail in the Statement of Additional Information (“SAI”), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

Economies and financial markets worldwide have recently experienced periods of increased volatility, uncertainty, distress, government spending, inflation and disruption to consumer demand, economic output and supply chains. To the extent these conditions continue, the risks associated with an investment in the Fund, including those described below, could be heightened and the Fund’s investments (and thus a shareholder’s investment in the Fund) may be particularly susceptible to sudden and substantial losses, reduced yield or income or other adverse developments. The occurrence, duration and extent of these or other types of adverse economic and market conditions and uncertainty over the long term cannot be reasonably projected or estimated at this time.
Market and Geopolitical Risk
The value of your investment in the Fund is based on the values of the Fund’s investments, which change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. Price movements, sometimes called volatility, may be greater or less depending on the types of securities  the Fund owns and the markets in which the securities trade. Volatility and disruption in financial markets and economies may be sudden and unexpected, expose the Fund to greater risk, including risks associated with reduced market liquidity and fair valuation, and adversely affect the Fund’s operations. For example, the Adviser potentially will be prevented from executing investment decisions at an advantageous time or price as a result of any domestic or global market disruptions, and reduced market liquidity may impact the Fund’s ability to sell securities to meet redemptions.
The increasing interconnectivity between global economies and markets increases the likelihood that events or conditions in one region or market may adversely impact other companies and issuers in a different country, region, sector, industry, market or with respect to one company may adversely impact other companies and issuers in a different country, region, sector, industry, or market. For example, adverse developments in the banking or financial services sector could impact companies operating in various sectors or industries and adversely impact the Fund’s investments. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters and extreme weather events, health emergencies (such as epidemics and pandemics), terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events, such as terrorist attacks around the world, natural disasters, health emergencies, social and political (including geopolitical) discord and tensions or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the  U.S. and global financial markets. Inflation rates may change frequently and significantly because of various factors, including unexpected shifts in the domestic or global economy and changes in monetary or economic policies (or expectations that these policies may change). Changes in expected inflation rates may adversely affect market and economic conditions, the Fund’s investments and an investment in the Fund. Other financial, economic and other global market and social developments or disruptions may result in similar adverse circumstances, and it is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). In general, the securities or other instruments that the Adviser believes represent an attractive investment opportunity or in which the Fund seeks to invest may be unavailable entirely or in the specific quantities sought by the Fund. As a result, the Fund may need to obtain the desired exposure through a less advantageous investment, forgo the investment at the time or seek to replicate the desired exposure through a derivative transaction or investment in another investment vehicle. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. There is a risk that you may lose money by investing in the Fund.
Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., the novel coronavirus outbreak, epidemics and other pandemics), terrorism, conflicts, social unrest, recessions, inflation, interest rate changes and supply chain disruptions could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the economies and financial markets and the Adviser’s investment advisory activities and services of other service providers, which in turn could adversely affect  the Fund’s investments and other operations.
Global events may negatively impact broad segments of businesses and populations, cause a significant negative impact on the performance of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price  and exacerbate pre-existing political, social and economic risks to the Fund. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. In addition, government actions (such as changes to interest rates) could have unintended economic and market consequences that adversely affect the Fund’s investments.
8

Morgan Stanley Variable Insurance Fund   |   Additional Information About Fund Investment Strategies and Related Risks
Additional Information About Fund Investment Strategies and Related Risks (Con’t)
Equity Securities
Equity securities may include common and preferred stocks, convertible securities and equity-linked securities, real estate investment trusts (“REITs”), rights and warrants to purchase common stocks, depositary receipts, shares of investment companies, limited partnership interests and other specialty securities having equity features.  Many factors affect the value of equity securities, including earnings, earnings forecasts, corporate events and factors impacting the issuer’s industry and the market generally. The Fund  may invest in equity securities that are publicly traded on securities exchanges or  over-the-counter (“OTC”) or in equity securities that are not publicly traded. Securities that are not publicly traded may be more difficult to value or sell and their value may fluctuate more dramatically than other securities.
The value of equity securities and related instruments may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; unexpected trading activity among retail investors; and other factors. Market conditions may affect certain types of stocks to a greater extent than other types of stocks. If the stock market declines, the value of Fund shares will also likely decline. Although stock prices can rebound, there is no assurance that values will return to previous levels.
During periods when equity securities experience heightened volatility, such as during periods of market, economic or financial uncertainty or distress, the Fund’s investments in equity securities may be subject to heightened risks.
Depositary Receipts
A depositary receipt is generally issued by a bank or financial institution and represents the common stock or other equity securities of a foreign company. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.
Convertible Securities
A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The prices of convertible securities are affected by changes similar to those of equity and fixed-income securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to other comparable nonconvertible fixed-income securities in such capital structure. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.
Foreign Investing
To the extent that the Fund invests in foreign issuers, there is the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, some of the  Fund’s securities, including underlying securities represented by depositary receipts, may be denominated in foreign currencies. As a result, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of  the Fund’s investments. These changes may happen separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country. These risks may be intensified for  the Fund’s investments in securities of issuers located in emerging market or developing countries.
Foreign Securities
Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In addition, the prices of such securities may be susceptible to influence by large traders, due to the limited size of many foreign securities markets. Moreover, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to developments and changing conditions in such markets. Also, the growing  interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls or diplomatic developments that could affect  the Fund’s investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers and listed issuers may be subject to
9

Morgan Stanley Variable Insurance Fund   |   Additional Information About Fund Investment Strategies and Related Risks
Additional Information About Fund Investment Strategies and Related Risks  (Con’t)
less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than the cost of investing in domestic securities.
Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. International trade barriers or economic sanctions against foreign countries, organizations, companies, entities and/or individuals may adversely affect the Fund’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by less stringent investor protections and disclosure standards, and governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of the Fund’s investments. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Moreover, if a deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could also be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Any of these actions could severely affect security prices, which could result in losses to the Fund and increased transaction costs, impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets back into the United States, or otherwise adversely affect the Fund’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When  the Fund holds illiquid investments, its portfolio may be harder to value.
Economic sanctions or other similar measures may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. The Fund’s investments in foreign securities are subject to trade laws and potential economic sanctions in the United States and other jurisdictions. These laws and related governmental actions, including counter-sanctions and other retaliatory measures, can, from time to time, prevent or prohibit  the  Fund from investing in certain foreign securities. In addition, economic sanctions could prohibit the  Fund from transacting with particular countries, organizations, companies, entities and/or individuals by banning them from global payment systems that facilitate cross-border payments, restricting their ability to settle securities transactions, and freezing their assets. The imposition of sanctions and other similar measures could, among other things, cause a decline in the value of securities issued by the sanctioned country or companies located in, or economically linked to, the sanctioned country, downgrades in the credit ratings of the sanctioned country or companies located in, or economically linked to, the sanctioned country, devaluation of the sanctioned country’s currency, and increased market volatility and disruption in the sanctioned country and throughout the world. Economic sanctions or other similar measures could, among other things, effectively restrict or eliminate the  Fund’s ability to purchase or sell securities, negatively impact the value or liquidity of the  Fund’s investments, significantly delay or prevent the settlement of the  Fund’s securities transactions, force the  Fund to sell or otherwise dispose of investments at inopportune times or prices, increase the Fund’s transaction costs, make the Fund’s investments more difficult to value or impair the  Fund’s ability to meet its investment objective or invest in accordance with its investment strategies. These conditions may be in place for a substantial period of time and enacted with limited advance notice to the Fund. Even if the Fund does not have significant investments in securities affected by sanctions, sanctions or the threat of sanctions may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, including through global supply chain disruptions, increased inflationary pressures, and reduced economic activity, which could have a negative effect on the Fund’s performance. In addition, trade disputes may affect investor and consumer confidence and adversely affect financial markets and the broader economy, perhaps suddenly and to a significant degree. Events such as these and their impact on the Fund are difficult to predict.
In addition, the Holding Foreign Companies Accountable Act (the “HFCAA”) could cause securities of a foreign (non-U.S.) company, including American Depositary Receipts, to be delisted from U.S. stock exchanges if the company does not allow the U.S. government to oversee the auditing of its financial information. Although the requirements of the HFCAA apply to securities of all foreign (non-U.S.) issuers, the SEC has thus far limited its enforcement efforts to securities of Chinese companies. If securities are delisted, the Fund’s ability to transact in such securities will be impaired, and the liquidity and market price of the securities may decline. The Fund may also need to seek other markets in which to transact in such securities, which could increase the Fund’s costs.
In connection with  its investments in foreign securities,  the Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Foreign currency forward exchange contracts may be used to seek to protect against uncertainty in the level of future foreign currency exchange rates or
10

Morgan Stanley Variable Insurance Fund   |   Additional Information About Fund Investment Strategies and Related Risks
Additional Information About Fund Investment Strategies and Related Risks (Con’t)
to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency and proxy hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies.
China Risk
Investments in securities of Chinese issuers involve risks associated with investments in foreign markets as well as special considerations not typically associated with investments in the U.S. securities markets. For example, the Chinese government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. In addition, the Chinese government has taken actions that influenced the prices at which certain goods may be sold, encouraged companies to invest or concentrate in particular industries, induced mergers between companies in certain industries and induced private companies to publicly offer their securities. Investments in China involve risk of a total loss due to government action or inaction. Additionally, the Chinese economy is export-driven and highly reliant on trade. Adverse changes to the economic conditions of its primary trading partners, such as the United States, Japan and South Korea, would adversely impact the Chinese economy and the Fund’s investments. Moreover, a slowdown in other significant economies of the world, such as the United States, the European Union and certain Asian countries, may adversely affect economic growth in China. An economic downturn in China would adversely impact the Fund’s investments. In addition, certain securities are, or may in the future, become restricted and/or sanctioned by the U.S. government or other governments, and the Fund may be forced to sell such restricted securities and incur a loss as a result. These and other developments, including government actions, may result in significant illiquidity risk or forced disposition for Chinese investments.
The Chinese securities markets are emerging markets characterized by a relatively small number of equity issues and relatively low trading volume, resulting in decreased liquidity, greater price volatility (caused by, among other things, military, diplomatic, or trade conflicts), and potentially fewer investment opportunities for the Fund. Ongoing political tension between the People’s Republic of China and the Hong Kong Special Administrative Region will have impacts on the economy of Hong Kong, and these impacts remain uncertain.
Risks of Investing through Stock Connect. The Fund may invest in A-shares listed and traded through Stock Connect, or on such other stock exchanges in China which participate in Stock Connect from time to time or in the future. Trading through Stock Connect is subject to a number of restrictions that may affect the Fund’s investments and returns. Moreover, Stock Connect A-shares generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. The Stock Connect program is a relatively new program and may be subject to further interpretation and guidance. There can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the Fund’s investments or returns. Because certain transactions through Stock Connect may not be subject to certain investor protection programs, the Fund may be exposed to the risks of default of the broker(s) they engage in their trading in China Shares.
Variable Interest Entities. The Fund could seek to gain economic exposure to certain operating companies in China through legal structures known as variable interest entities (“VIEs”). In a VIE structure, a series of contractual arrangements are entered into between a holding company domiciled outside of China and a Chinese operating company or companies. More specifically, in a VIE structure, a China-based operating company (“Operating Company”) typically establishes an offshore shell company (“Shell Company”) in another jurisdiction, such as the Cayman Islands, which generally does not conduct operations but enters into service and other contracts with the Operating Company and issues shares on a foreign exchange, like the New York Stock Exchange or Hong Kong Exchange. U.S. investors, such as the Fund, would hold stock in the Shell Company with contractual arrangements with a VIE based in China rather than hold stock in the Operating Company and the Shell Company does not typically own stock or other equity in the Operating Company. Thus, VIE structures and these contractual arrangements are not equivalent to equity ownership in the Operating Company, which presents additional risks. Certain Chinese companies have used VIEs to facilitate foreign investment because of Chinese governmental prohibitions or restrictions on non-Chinese ownership (e.g., by U.S. persons and entities) of companies in certain industries in China. Through a VIE arrangement, the Operating Companies indirectly raise capital from U.S. investors (such as the Fund) without distributing ownership of the Operating Companies to such U.S. investors.
Investments in  VIEs are subject to unique risks in addition to those generally associated with investments in China. For example, breaches of the contractual arrangements, changes in Chinese law or regulation with respect to enforceability or permissibility of these arrangements or failure of these contracts to function as intended would likely adversely materially affect the Operating Company’s performance and an investment in the Shell Company. In addition, VIE structures are also subject to the risk of inconsistent and unpredictable application of Chinese law and regulations, that the Shell Company could be limited in its ability to control, or may lose control over, the Operating Company, and that the equity owners of the Operating Company might have interests conflicting with those of the Shell Company’s investors. There is also uncertainty related to the Chinese taxation of VIEs and the Chinese tax authorities could take positions that result in increased tax liabilities. Thus, investors, such as the Fund, face risks and uncertainty about future actions or intervention by the government of China or other similar developments (such as changes in regulations, laws and judicial decisions or interpretations), which could occur at any time and without advance notice and which
11

Morgan Stanley Variable Insurance Fund   |   Additional Information About Fund Investment Strategies and Related Risks
Additional Information About Fund Investment Strategies and Related Risks  (Con’t)
could suddenly and significantly affect VIE structures, the Operating Companies and the Shell Companies (such as impacting or limiting the enforceability of the Shell Company’s contractual arrangements with the Operating Company or restricting the listing of the shares of the offshore entity). If any of these or similar risks materialize, the value and liquidity of the Fund’s investments in the Shell Company would likely be significantly adversely affected, causing the Fund to incur significant losses with no recourse available.
Although the China Securities Regulatory Commission published its position that it does not object to the use of VIE structures for Operating Companies to raise capital from non-Chinese investors, there is no guarantee that the Chinese government or Chinese regulator or court will not determine that these arrangements are inconsistent with Chinese laws or regulations or otherwise interfere with the operation of or disallow VIE structures or that this published position will remain unchanged. Intervention by the Chinese government with respect to VIE structures could materially adversely affect the Operating Company’s performance, the enforceability of the Shell Company’s contractual arrangements with the Operating Company and the value of the Shell Company’s shares. Further, if the Chinese government or other regulatory or judicial authority determines that the agreements establishing the VIE structure do not comply with Chinese law and regulations, including those related to prohibitions on foreign ownership, the Operating Company could be subject to penalties, revocation of business and operating licenses or forfeiture of ownership interests. Much of the value of an investment in the Shell Company depends on the enforceability of the contractual arrangements entered into as part of the VIE structure, which are generally less effective than direct ownership, and a Shell Company’s ability to exert any control over the Operating Company could be jeopardized if certain legal formalities are not observed in connection with the agreements, if the agreements are breached, or if the agreements are otherwise determined not to be enforceable. In addition, the Offshore Company could incur significant costs to seek to enforce the terms of these arrangements because of, among other things, legal uncertainties and jurisdictional limits. If any of the foregoing or similar developments were to occur, the market value and liquidity of the associated investments would fall, causing substantial investment losses for investors with no recourse available.
Emerging Market Securities
The  Fund  may invest in emerging market or developing countries, which are countries that major international financial institutions generally consider to be less economically mature than developed nations (such as the United States or most nations in Western Europe). Emerging market or developing countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market or developing countries may be more precarious than in other countries. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries. In addition, due to jurisdictional limitations, U.S. authorities (e.g., SEC and the U.S. Department of Justice) may be limited in their ability to enforce regulatory or legal obligations in emerging market countries. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. These characteristics result in greater risk of price volatility in emerging market or developing countries, which may be heightened by currency fluctuations relative to the U.S. dollar.
Foreign Currency
Investments in foreign securities may be denominated in foreign currencies. The value of foreign currencies may fluctuate relative to the value of the U.S. dollar or other applicable foreign currency. Since the Fund may invest in such non-U.S. dollar-denominated securities, and therefore may convert the value of such securities into U.S. dollars, changes in currency exchange rates can increase or decrease the U.S. dollar value of the Fund’s assets. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the overall economic health of the issuer. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. The Adviser may use derivatives to seek to reduce this risk. The Adviser may in its discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.
Foreign Real Estate Companies
Investing in foreign real estate companies exposes investors to the risks of owning real estate directly and investing in companies in the real estate industry, as well as to risks that relate specifically to the way in which foreign real estate companies are organized and operated. For example, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management or development of the underlying properties, which may also be subject to mortgage loans and the underlying mortgage loans may be subject to the risks of default. Foreign real estate companies generally invest directly in real estate, in mortgages or in some combination of the two. Operating foreign real estate companies requires specialized management skills and the Fund may indirectly bear management expenses along with the direct expenses of the Fund. Individual foreign real estate companies may own a limited number of properties and may concentrate in a particular region or property type. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. In addition, foreign real estate companies, like mutual funds, have expenses, including management and administration fees, that are paid by their shareholders. As a result, shareholders will absorb their proportionate share of duplicate levels of fees when the Fund invests in foreign real estate companies.
12

Morgan Stanley Variable Insurance Fund   |   Additional Information About Fund Investment Strategies and Related Risks
Additional Information About Fund Investment Strategies and Related Risks (Con’t)
Liquidity
The  Fund may make investments that are less liquid, illiquid or restricted or that may become illiquid or less liquid in response to, among other developments, overall economic conditions or adverse investor perceptions, and which may entail greater risk than investments in other types of securities. Illiquidity can also be caused by, among other things, a drop in overall market trading volume, an inability to find a willing buyer, or legal restrictions on the securities’ resale. These investments may be more difficult to value or sell, particularly in times of market turmoil, and there may be little trading in the secondary market available for particular securities. If the Fund is forced to sell an illiquid or restricted security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value and may be unable to sell the security at all.
Derivatives
The  Fund  may, but is not required to, use derivatives and other similar instruments for a variety of purposes, including hedging, risk management, portfolio management or to seek to earn income. Derivative instruments used by the Fund will be counted towards the Fund’s exposure in the types of securities listed herein to the extent they have economic characteristics similar to such securities. A derivative is a financial instrument whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. Derivatives and other similar instruments that create synthetic exposure often are subject to risks similar to those of the underlying asset or instrument and may be subject to additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid, risks arising from margin and payment requirements, risks arising from mispricing or valuation complexity and operational and legal risks. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments.
Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause  the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund’s investment objective, there is no assurance that the use of derivatives will achieve this result.
The derivative instruments and techniques that the  Fund may use include:
Futures. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. While the value of a futures contract tends to increase or decrease in tandem with the value of the underlying instrument, differences between the futures market and the market for the underlying asset may result in an imperfect correlation.  Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Fund’s initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by  the Fund of margin deposits in the event of bankruptcy of a broker with which  the Fund has open positions in the futures contract.
Swaps.  The Fund may enter into OTC swap contracts or cleared swap transactions. An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other).  The Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap,  the Fund’s ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Certain swaps have begun trading on exchanges called swap execution facilities. Exchange trading is expected to increase liquidity of swaps trading. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis. The Fund may pay fees or incur costs each time it enters into, amends or terminates a swap agreement.
13

Morgan Stanley Variable Insurance Fund   |   Additional Information About Fund Investment Strategies and Related Risks
Additional Information About Fund Investment Strategies and Related Risks  (Con’t)
Banking Industry
Investment opportunities in many emerging markets may be concentrated in the banking industry. The banking industry can be affected by global and local economic conditions, such as the levels and liquidity of the global and local economic conditions, such as the levels and liquidity of the global and local financial and asset markets, the absolute and relative level and volatility of interest rates and equity prices, investor sentiment, inflation, and the availability and cost of credit. Adverse developments in these conditions can have a greater adverse effect on the banking industry of an emerging market economy than on other industries of its economy and these or similar developments can have a systemic negative impact on other  banking industry participants. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of the banking industry. To the extent the Fund invests a substantial portion of its assets in the banking industry, factors that have an adverse impact on this industry may have a disproportionate impact on the Fund’s performance. Adverse developments that affect financial institutions, the financial services sector or the banking industry generally, or concerns or rumors about any events of these kinds or other similar risks, may reduce liquidity in the market generally or have other adverse effects on the economy, the Fund, or issuers in which the Fund invests. In addition, the Fund and issuers in which it invests may not be able to identify all potential solvency or stress concerns with respect to a financial institution or to transfer assets from one bank or financial institution to another in a timely manner in the event such bank or financial institution comes under stress or fails. The financial sector, in particular depository institutions, such as banks, is particularly susceptible to systemic risks and contagion which may adversely affect the Fund’s investments in the financial services sector or the banking industry.
India Risk
Investments in securities of Indian issuers  may be adversely affected by political, economic, social and religious factors impacting Indian businesses and the Indian economy, changes in Indian law or regulations and the status of India’s relations with other countries. In addition, the economy of India may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The Indian government has exercised and continues to exercise significant influence over many aspects of the economy, and the number of public sector enterprises in India is substantial. Accordingly, Indian government actions in the future could have a significant effect on the Indian economy, which could affect private sector companies and the Fund, market conditions, and prices and yields of securities in the Fund’s portfolio. To the extent the Fund invests a substantial portion of its assets in Indian businesses and the Indian economy, factors that have an adverse impact on Indian businesses and the Indian economy may have a disproportionate impact on the Fund’s performance.
Active Management Risk
In pursuing the Fund’s investment objective, the Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis, and which trading strategies it uses. For example, the Adviser, in its discretion, may determine to use some permitted trading strategies while not using others. The success or failure of such decisions will affect the Fund’s performance.
In addition, it is expected that confidential or material non-public information regarding an investment or potential investment opportunity may become available to the Adviser. If such information becomes available, the Adviser may be precluded (including by applicable law or internal policies or procedures) from pursuing an investment or disposition opportunity with respect to such investment or investment opportunity and the Adviser may be restricted in its ability to cause the Fund to buy or sell securities of an issuer for substantial periods of time when the Fund otherwise could realize profit or avoid loss. This may adversely affect the Fund’s flexibility with respect to buying or selling securities and may impair the Fund’s liquidity.
Large Shareholder Transactions Risk
The  Fund may experience adverse effects when certain shareholders, or shareholders collectively, purchase or redeem large amounts of shares of the Fund. Such larger than normal redemptions may cause the  Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value per share (“NAV”) and liquidity. Similarly, large Fund share purchases may adversely affect the  Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also increase transaction costs. In addition, a large redemption could result in the  Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.  Although large shareholder transactions may be more frequent under certain circumstances, the  Fund is generally subject to the risk that shareholders can purchase or redeem a significant percentage of Fund shares at any time.
Temporary Defensive Investments
Under adverse or unstable market conditions or abnormal circumstances or when the Adviser believes that changes in market, economic, political or other conditions warrant, the Fund may, in the discretion of the Adviser, take temporary positions that are inconsistent with the Fund’s principal investment strategy in attempting to respond to such conditions or circumstances. For example, the Fund may invest without limit in cash, cash equivalents or other fixed-income instruments for temporary defensive purposes. If the Adviser incorrectly predicts the effects of these changes, or during periods of temporary defensive or other temporary positions, such temporary investments may adversely affect the Fund’s performance and the Fund may not achieve its investment objective.
14

Morgan Stanley Variable Insurance Fund   |   Additional Information About Fund Investment Strategies and Related Risks
Additional Information About Fund Investment Strategies and Related Risks (Con’t)
Regulatory and Legal Risk
U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
The SEC has recently proposed amendments to Rule 22e-4 of the 1940 Act that, if adopted, would result in changes to the Fund’s liquidity classification framework and could potentially increase the percentage of the Fund’s investments classified as illiquid. In addition, the Fund’s operations and investment strategies may be adversely impacted if the proposed amendments are adopted.
15

Morgan Stanley Variable Insurance Fund | Fund Management
Fund Management
Adviser
Morgan Stanley Investment Management Inc., with principal offices at 1585 Broadway, New York, NY 10036, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley (NYSE: “MS”) is the parent of the Adviser, which is the parent of the Distributor. Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of  December 31, 2023,  the Adviser, together with its affiliated asset management companies, had approximately $1.5  trillion in assets under management or supervision.
Sub-Adviser
The Adviser has entered into a Sub-Advisory Agreement with MSIM Company, located at 23 Church Street, 16-01 Capital Square, Singapore 049481. MSIM Company is a wholly owned subsidiary of Morgan Stanley and provides the Fund with investment advisory services subject to the overall supervision of the Adviser and the  Company’s officers and Directors. The Adviser pays MSIM Company on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.
Advisory Fee
For the fiscal year ended December 31, 2023, the Adviser received a fee for advisory services (net of fee waivers, if applicable) equal to 0.75% of the Fund’s average daily net assets.
The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund, if necessary, if such fees would cause the total annual operating expenses of the Fund to exceed 1.30% of average daily net assets for Class II. In determining the actual amount of fee waiver and/or expense reimbursement for the Fund, if any, the Adviser excludes from total annual operating expenses, acquired fund fees and expenses (as applicable), certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation) (but includes any 12b-1 fee paid to the Distributor). The fee waivers and/or expense reimbursements for the Fund will continue for at least one year from the date of this Prospectus or until such time as the  Company’s Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.  The Adviser may make additional voluntary fee waivers and/or expense  reimbursements. The Adviser may discontinue these voluntary fee waivers and/or expense reimbursements at any time in the future.
The Fund’s annual operating expenses may vary throughout the period and from year to year. The Fund’s actual expenses may be different than the expenses listed in the Fund’s fee and expense table based upon the extent and amount of a fee waiver and/or expense reimbursement.
A discussion regarding the Board of Directors’ approval of the investment advisory and sub-advisory agreements is available in the Fund’s Semi-Annual Report to Shareholders for the period ended June 30, 2023.
Portfolio Management
The Fund is managed by members of the Emerging Markets Equity team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund are Eric Carlson, Paul Psaila and Amay Hattangadi.
Mr. Carlson has been associated with the Adviser in an investment management capacity since 1997. Mr. Psaila has been associated with the Adviser in an investment management capacity since 1994. Mr. Hattangadi has been associated with MSIM Company or its affiliates in an investment management capacity since 1997.
The Emerging Markets Equity team is comprised of dedicated portfolio managers/analysts that have extensive experience in analyzing emerging markets equity securities for investors.
The Fund’s SAI provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.
The composition of the team may change from time to time.
Distribution Plan
The Company has adopted a Plan of Distribution (the “Plan”) for the Fund’s Class II shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund is authorized to pay the Distributor a monthly 12b-1 fee at an annual rate of 0.25% of the Fund’s
16

Morgan Stanley Variable Insurance Fund  |  Fund Management
Fund Management (Con’t)
average daily net assets attributable to Class II shares. Such amount shall be paid to compensate the Distributor for remittance to insurance companies which offer the Company as an investment option. These payments are intended to compensate insurance companies for distribution and/or administrative-related expenses incurred or paid in connection with the distribution of Class II shares of the Fund. The Distributor has agreed to waive 0.20% of the 0.25% 12b-1 fee that it may receive. This waiver will continue for at least one year from the date of this Prospectus or until such time as the Company’s Board of Directors acts to discontinue all or a portion of such waiver when it deems such action is appropriate.
Since the 12b-1 fees associated with the Plan are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment.
The Adviser and/or the Distributor may pay additional compensation (out of their own funds and not as an expense of the Fund) to certain affiliated or unaffiliated brokers, dealers and/or certain insurance companies or other financial intermediaries or service providers in connection with the sale, distribution, marketing and/or retention of shares of the Fund and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of the Fund’s shares over other investment options. Any such payments will not change the NAV or the price of the Fund’s shares. For more information, please see the Fund’s SAI.
17

Morgan Stanley Variable Insurance Fund  |  Shareholder Information
Shareholder Information
Share Class
This Prospectus offers Class II shares of the Fund. The Company also offers Class I shares of the Fund through a separate prospectus. Class I shares are subject to lower expenses, but may not be available through your insurance company, qualified pension plan or retirement plan. For eligibility information, contact your insurance company or qualified pension or retirement plan.
Purchasing and Selling Fund Shares
Shares are offered on each day that the New York Stock Exchange (the “NYSE”) is open for business except as noted below.
The Fund offers its shares only to insurance companies (and other funds that serve as underlying investment options for variable insurance and annuity contracts (i.e., variable insurance funds))  for separate accounts that they establish to fund variable life insurance and variable annuity contracts, and to other entities under qualified pension and retirement plans. An insurance company purchases or redeems shares of the Fund based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to, and from, separate accounts.
The Fund normally makes payment for all shares redeemed within one business day of receipt of the request, and in no event more than seven days after receipt of a redemption request in good order (other than as set forth below). However, contract owners who allocate a portion of their contract to the Fund through the variable life insurance or variable annuity contracts previously described do not deal directly with the Fund to purchase and redeem shares. Please refer to the prospectus of the variable life insurance policy or variable annuity contract for information on the allocation, transfer and withdrawal of amounts to, and from, separate accounts.
The Fund typically expects to meet redemption requests by using a combination of sales of securities held by the Fund and/or holdings of cash and cash equivalents. On a less regular basis, the Fund also reserves the right to use borrowings to meet redemption requests, and the Fund may use these methods during both normal and stressed market conditions.
The Company may suspend redemption privileges or postpone the date of payment for more than seven days (i) during any period that the NYSE is closed other than customary week-end and holiday closings, or trading on the NYSE is restricted as determined by the SEC, (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets and (iii) for such other periods as the SEC may permit.
The Fund currently does not foresee  disadvantages to variable product contract owners or qualified plan participants arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer different types of variable annuity and variable life insurance products and various other entities under qualified pension and retirement plans. Nevertheless material irreconcilable conflicts may possibly arise among the interests of these investors. The Board of Directors that oversees the Fund intends to monitor events to identify any such material irreconcilable conflicts and to determine what action, if any, should be taken in response.
Pricing of Fund Shares
The price per share will be the NAV next determined after the Company or the insurance company receives a shareholder’s purchase or redemption order in good order. NAV is the value of one share’s portion of all of the net assets in the Fund. The Company determines the NAV for the Fund as of the close of the NYSE (normally 4:00 p.m. Eastern time) on each day that the NYSE is open for business. Shares will generally not be priced on days that the NYSE is closed. The Fund may elect to remain open and price its shares on days when the NYSE is closed but the primary securities markets on which the Fund’s securities trade remain open. If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the Fund reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as the Adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations.
Trading of securities that are primarily listed on foreign exchanges may take place on weekends and other days when the Fund does not price its shares. Therefore, to the extent, if any, that the Fund invests in securities primarily listed on foreign exchanges, the value of the Fund’s securities may change on days when shareholders will not be able to purchase or sell their shares.
About Net Asset Value
The NAV of Class II shares is determined by dividing the total of the value of the Fund’s investments and other assets attributable to Class II, less any liabilities attributable to Class II, by the total number of outstanding shares of Class II. In making this calculation, the Fund generally values its portfolio securities and other assets at market price. When no market quotations are readily available for a security or other asset, including circumstances under which the Adviser determines that a market quotation is not accurate, fair value for the security or other asset will be determined in good faith using methods approved by the Board of Directors. In addition,
18

Morgan Stanley Variable Insurance Fund  |  Shareholder Information
Shareholder Information (Con’t)
with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (e.g., a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined in good faith using methods approved by the Company’s Board of Directors. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer specific development that is likely to have changed the value of the security. In these cases, the Fund’s NAV will reflect certain portfolio securities’ fair value rather than their market price. To the extent the Fund invests in open-end management companies (other than exchange-traded funds) that are registered under the 1940 Act, the Fund’s NAV is calculated based, in relevant part, upon the NAV of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.
Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security or other asset is materially different than the value that could be realized upon the sale of that security or other asset. With respect to securities that are primarily listed on foreign exchanges, the values of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your shares. The  NAV of the Fund (excluding any applicable sales charges) is based on the value of the Fund’s portfolio securities or other assets. Although the assets of each class are invested in the same portfolio of securities or other assets, the NAV of each class will differ because the classes have different class specific expenses.
The Fund relies on various sources to calculate its NAV. The ability of the Fund’s provider of administrative services to calculate the NAV per share of the Fund is subject to operational risks associated with processing or human errors, systems or technology failures, cyber attacks and errors caused by third party service providers, data sources or trading counterparties. Such failures may result in delays in calculating the Fund’s NAV and/or the inability to calculate NAV over extended periods. The Fund may be unable to recover any losses associated with such failures. In addition, if the third party service providers and/or data sources upon which the Fund directly or indirectly relies to calculate its NAV or price individual securities are unavailable or otherwise unable to calculate the NAV correctly, it may be necessary for alternative procedures to be utilized to price the securities at the time of determining the Fund’s NAV.
The NAV of Class II  shares will differ from that of Class I  shares because of class-specific expenses that each class may pay.
Dividends and Distributions
The Fund distributes its net investment income, if any, at least annually as dividends and makes distributions of its net realized capital gains, if any, at least annually.
Inactive Accounts and Risk of Escheatment
In accordance with state “unclaimed property” laws, your Fund shares may legally be considered abandoned and required to be transferred to the relevant state (also known as “escheatment”) under various circumstances. These circumstances, which vary by state, can include inactivity (e.g., no owner-initiated contact for a certain period), returned mail (e.g., when mail sent to a shareholder is returned by the post office as undeliverable), uncashed checks or a combination of these. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Fund or your Financial Intermediary. Since states’ statutory requirements regarding inactivity differ, it is important to regularly contact your Financial Intermediary or the Fund’s transfer agent. The process described above, and the application of state escheatment laws, may vary by state and/or depending on how shareholders hold their shares in the Fund.
It is your responsibility to ensure that you maintain a valid mailing address for your account, keep your account active by contacting your Financial Intermediary or the Fund’s transfer agent (e.g., by mail or telephone), and promptly cash all checks for dividends, capital gains and redemptions. Neither the Fund nor the Adviser will be liable to shareholders or their representatives for good faith compliance with escheatment laws.
For more information, please contact us at 1-888-378-1630.
Taxes
The Fund expects that it will not have to pay federal income taxes if it distributes annually all of its net investment income and net realized capital gains. The Fund does not expect to be subject to federal excise taxes with respect to undistributed income.
The Fund may be subject to foreign withholding taxes with respect to its income from foreign jurisdictions. Special rules apply to certain transactions in a foreign currency.
Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Fund and federal income taxation of owners of variable annuity or variable life insurance contracts, refer to the contract prospectus.
Because each investor’s tax circumstances are unique and the tax laws may change, shareholders should consult a tax advisor about the federal, state and local tax consequences applicable to their investment.
19

Morgan Stanley Variable Insurance Fund  |  Shareholder Information
Shareholder Information (Con’t)
Frequent Purchases and Redemptions of Shares
Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners or qualified plan participants is referred to as “market-timing” or “short-term trading” and may present risks for other contract owners or participants with long-term interests in the Fund, which may include, among other things, dilution in the value of the Fund’s shares indirectly held by contract owners or participants with long-term interests in the Fund, interference with the efficient management of the Fund, increased brokerage and administrative costs and forcing the Fund to hold excess levels of cash.
In addition, the Fund is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Fund’s securities trade and the time the Fund’s NAV is calculated (“time-zone arbitrage”). For example, a market-timer may submit instructions for the purchase of shares of the Fund based on events occurring after foreign market closing prices are established, but before the Fund’s NAV calculation that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Fund’s shares the next day when the Fund’s share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Fund.
Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price-arbitrage”). Investments in certain fixed-income securities, such as high yield bonds, may be adversely affected by price arbitrage trading strategies. The Fund’s policies with respect to valuing portfolio securities are described above in “About Net Asset Value.”
The Company’s Board of Directors has adopted policies and procedures to discourage frequent purchases and redemptions of Fund shares by Fund shareholders. Insurance companies or qualified plans generally do not provide specific contract owner or plan participant transaction instructions to the Fund on an ongoing basis. Therefore, to some extent, the Fund relies on the insurance companies and qualified plans to monitor frequent short-term trading by contract owners. However, the Fund has entered into agreements with insurance companies and qualified plans whereby the insurance companies and qualified plans are required to provide certain contract owner identification and transaction information upon the Fund’s request. The Fund may use this information to help identify and prevent market-timing activity in the Fund. There can be no assurance that the Fund will be able to identify or prevent all market-timing activity.
If the Fund identifies suspected market-timing activity, the insurance company or qualified plan will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners or participants). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Fund. If the insurance company or qualified plan is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners or participants may be able to engage in frequent trading to the detriment of contract owners or participants with long-term interests in the Fund. If the insurance company or qualified plan refuses to take remedial action, or takes action that the Fund deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company or qualified plan.
Portfolio Holdings Information
A description of the Company’s  policies and procedures with respect to the disclosure of the Fund’s securities is available in the Fund’s SAI.
20

Morgan Stanley Variable Insurance Fund  |  Shareholder Information
Shareholder Information (Con’t)
Potential Conflicts of Interest
As a diversified global financial services firm, Morgan Stanley, the parent company of the Adviser, engages in a broad spectrum of activities, including financial advisory services, investment management activities, lending, commercial banking, sponsoring and managing private investment funds, engaging in broker-dealer transactions and principal securities, commodities and foreign exchange transactions, research publication and other activities. In the ordinary course of its business, Morgan Stanley is a full-service investment banking and financial services firm and therefore engages in activities where Morgan Stanley’s interests or the interests of its clients may conflict with the interests of the Fund. Morgan Stanley advises clients and sponsors, manages or advises other investment funds and investment programs, accounts and businesses (collectively, together with any new or successor funds, programs, accounts or businesses, the ‘‘Affiliated Investment Accounts’’) with a wide variety of investment objectives that in some instances may overlap or conflict with the Fund’s investment objectives and present conflicts of interest. In addition, Morgan Stanley may also from time to time create new or successor Affiliated Investment Accounts that may compete with the Fund and present similar conflicts of interest. The discussion below enumerates certain actual, apparent and potential conflicts of interest. There is no assurance that conflicts of interest will be resolved in favor of Fund shareholders and, in fact, they may not be. Conflicts of interest not described below may also exist.
For more information about conflicts of interest, see the section entitled “Potential Conflicts of Interest” in the SAI.
Material Nonpublic Information. It is expected that confidential or material nonpublic information regarding an investment or potential investment opportunity may become available to the Adviser. If such information becomes available, the Adviser may be precluded (including by applicable law or internal policies or procedures) from pursuing an investment or disposition opportunity with respect to such investment or investment opportunity. Morgan Stanley has established certain information barriers and other policies to address the sharing of information between different businesses within Morgan Stanley. In limited circumstances, however, including for purposes of managing business and reputational risk, and subject to policies and procedures and any applicable regulations, personnel, including personnel of the investment adviser, on one side of an information barrier may have access to information and personnel on the other side of the information barrier through “wall crossings.” The Adviser faces conflicts of interest in determining whether to engage in such wall crossings. Information obtained in connection with such wall crossings may limit or restrict the ability of the Adviser to engage in or otherwise effect transactions on behalf of the Fund (including purchasing or selling securities that the Adviser may otherwise have purchased or sold for the Fund in the absence of a wall crossing).
Investments by Morgan Stanley and its Affiliated Investment Accounts. In serving in multiple capacities to Affiliated Investment Accounts, Morgan Stanley, including the Adviser and the Investment team, may have obligations to other clients or investors in Affiliated Investment Accounts, the fulfillment of which may not be in the best interests of the Fund or its shareholders. The Fund’s investment objectives may overlap with the investment objectives of certain Affiliated Investment Accounts. As a result, the members of an Investment team may face conflicts in the allocation of investment opportunities among the Fund and other investment funds, programs, accounts and businesses advised by or affiliated with the Adviser. Certain Affiliated Investment Accounts may provide for higher management or incentive fees or greater expense reimbursements or overhead allocations, all of which may contribute to this conflict of interest and create an incentive for the Adviser to favor such other accounts. To seek to reduce potential conflicts of interest and to attempt to allocate such investment opportunities in a fair and equitable manner, the Adviser has implemented allocation policies and procedures. These policies and procedures are intended to give all clients of the Adviser, including the Fund, fair access to investment opportunities consistent with the requirements of organizational documents, investment strategies, applicable laws and regulations, and the fiduciary duties of the Adviser.
Payments to Broker-Dealers and Other Financial Intermediaries. The Adviser and/or the Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to certain Financial Intermediaries (which may include affiliates of the Adviser and Distributor), including recordkeepers and administrators of various deferred compensation plans, in connection with the sale, distribution, marketing and retention of shares of the Fund and/or shareholder servicing. The prospect of receiving, or the receipt of, additional compensation, as described above, by Financial Intermediaries may provide such Financial Intermediaries and their financial advisors and other salespersons with an incentive to favor sales of shares of the Fund over other investment options with respect to which these Financial Intermediaries do not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund or the amount that the Fund receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and should review carefully any disclosures provided by Financial Intermediaries as to their compensation. In addition, in certain circumstances, the Adviser restricts, limits or reduces the amount of the Fund’s investment, or restricts the type of governance or voting rights it acquires or exercises, where the Fund (potentially together with Morgan Stanley) exceeds a certain ownership interest, or possesses certain degrees of voting or control or has other interests.
Morgan Stanley Trading and Principal Investing Activities. Notwithstanding anything to the contrary herein, Morgan Stanley will generally conduct its sales and trading businesses, publish research and analysis, and render investment advice without regard for the Fund’s holdings, although these activities could have an adverse impact on the value of one or more of the Fund’s investments, or
21

Morgan Stanley Variable Insurance Fund  |  Shareholder Information
Shareholder Information (Con’t)
could cause Morgan Stanley to have an interest in one or more portfolio investments that is different from, and potentially adverse to, that of the Fund.
Morgan Stanley’s Investment Banking and Other Commercial Activities. Morgan Stanley advises clients on a variety of mergers, acquisitions, restructuring, bankruptcy and financing transactions. Morgan Stanley may act as an advisor to clients, including other investment funds that may compete with the Fund and with respect to investments that the Fund may hold. Morgan Stanley may give advice and take action with respect to any of its clients or proprietary accounts that may differ from the advice given, or may involve an action of a different timing or nature than the action taken, by the Fund. Morgan Stanley may give advice and provide recommendations to persons competing with the Fund and/or any of the Fund’s investments that are contrary to the Fund’s best interests and/or the best interests of any of its investments. Morgan Stanley’s activities on behalf of its clients (such as engagements as an underwriter or placement agent) may restrict or otherwise limit investment opportunities that may otherwise be available to the Fund.
Morgan Stanley may be engaged to act as a financial advisor to a company in connection with the sale of such company, or subsidiaries or divisions thereof, may represent potential buyers of businesses through its mergers and acquisition activities and may provide lending and other related financing services in connection with such transactions. Morgan Stanley’s compensation for such activities is usually based upon realized consideration and is usually contingent, in substantial part, upon the closing of the transaction. Under these circumstances, the Fund may be precluded from participating in a transaction with or relating to the company being sold or participating in any financing activity related to a merger or an acquisition.
22

Morgan Stanley Variable Insurance Fund  |  Financial Highlights
Financial Highlights
The financial highlights table that follows is intended to help you understand the financial performance of the Fund’s Class II shares for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). In addition, this performance information does not include the impact of any charges by your insurance company. If it did, returns would be lower.
The ratios of expenses to average net assets listed in the table below for Class II shares are based on the average net assets of the Fund for each of the periods listed in the table. To the extent that the Fund’s average net assets decrease over the Fund’s next fiscal year, such expense ratios can be expected to increase, potentially significantly, because certain fixed costs will be spread over a smaller amount of assets.
The information below has been derived from the financial statements audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm. Ernst & Young LLP’s report, along with the Fund’s financial statements, are incorporated by reference into the Fund’s SAI. The Annual Report to Shareholders (which includes the Fund’s financial statements) and SAI are available at no cost from the Company at the toll-free number noted on the back cover to this Prospectus or from your insurance company.
23

Morgan Stanley Variable Insurance Fund   |   Financial Highlights
Emerging Markets Equity Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$11.87	$18.04	$17.66	$15.93	$14.44
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.18	0.18	0.07	0.04	0.19
Net Realized and Unrealized Gain (Loss)	1.22	(4.79)	0.46	2.14	2.54
Total from Investment Operations	1.40	(4.61)	0.53	2.18	2.73
Distributions from and/or in Excess of:
Net Investment Income	(0.20)	(0.05)	(0.15)	(0.20)	(0.16)
Net Realized Gain	(0.22)	(1.51)	—	(0.25)	(1.08)
Total Distributions	(0.42)	(1.56)	(0.15)	(0.45)	(1.24)
Net Asset Value, End of Period	$12.85	$11.87	$18.04	$17.66	$15.93
Total Return(2)	11.96%(3)	(25.13)%	2.95%	14.36%	19.51%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$49,042	$48,709	$67,300	$73,286	$71,662
Ratio of Expenses Before Expense Limitation	1.53%	1.57%	1.50%	1.55%	1.52%
Ratio of Expenses After Expense Limitation	1.29%(4)(5)	1.30%(5)	1.30%(5)	1.30%(5)	1.30%(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A	1.30%(5)	N/A	1.30%(5)	1.30%(5)
Ratio of Net Investment Income	1.47%(4)(5)	1.36%(5)	0.39%(5)	0.30%(5)	1.28%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00%(6)	0.00%(6)	0.00%(6)	0.00%(6)	0.00%(6)
Portfolio Turnover Rate	33%	38%	39%	52%	36%

(1)	Per share amount is based on average shares outstanding.
(2)
Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total return would be lower.

(3)
Refer to Note B in the Notes to Financial Statements for discussion of prior period transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class II shares.

(4)
If the Fund had not received the reimbursement of transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class II shares:

	Period Ended	Expense Ratio	Net Investment Income Ratio
	December 31, 2023	1.30%	1.46%
(5)
The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(6)	Amount is less than 0.005%.
24

(This page intentionally left blank)

Where to Find Additional Information
Statement of Additional Information
In addition to this Prospectus, the Fund has an SAI, dated April 30, 2024  (as may be supplemented from time to time), which contains additional, more detailed information about the Company and the Fund. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.
Shareholder Reports
The Company publishes Annual and Semi-Annual Reports (“Shareholder Reports”) containing financial statements. These reports contain additional information about the Fund’s investments. In the Fund’s Shareholder Reports, you will find a discussion of the market conditions and the investment strategies that significantly affected the Fund’s performance during the last fiscal year. For additional Company information, including information regarding the investments comprising the Fund, and to make shareholder inquiries, please call 1-800-869-6397 or contact your insurance company.
You may obtain the SAI and Shareholder Reports without charge by contacting the Company at the toll-free number above or your insurance company or on our web site at www.morganstanley.com/im.
Shareholder Reports and other information about the Company are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.
To aid you in obtaining this information, the Company’s 1940 Act registration number is 811-7607.
© 2024 Morgan Stanley

Morgan Stanley Variable  Insurance Fund, Inc.
Global Strategist Portfolio

Prospectus   |   April 30, 2024

Share Class	Ticker Symbol
Class I	MIMPX
Morgan Stanley Variable Insurance Fund, Inc.  (the “Company”) is a mutual fund that provides investment vehicles for variable annuity contracts and variable life insurance policies and for certain tax-qualified investors. In this prospectus, shares of the  Global Strategist Portfolio  (the “Fund”) are being offered.

The Securities and Exchange Commission (“SEC”) and the Commodities Futures Trading Commission (the “CFTC”) have not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
An investment in the Fund is not a bank deposit and is not insured by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves investment risks, and you may lose money in the Fund.

Morgan Stanley Variable Insurance Fund  |  Fund Summary
Global Strategist Portfolio
Investment Objective
The Fund seeks total return.
Fees and Expenses
The table below describes the fees and expenses that you may pay if you buy, hold and sell Class I shares of the Fund. The Fund does not charge any sales loads or other fees when you purchase or redeem shares. The table and the example below do not reflect the impact of any charges by your insurance company. If they did, Total Annual Fund Operating Expenses would be higher. You may pay fees other than the fees and expenses of the Fund, such as brokerage commissions and other fees charged by financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses  (expenses that you pay each year as a percentage of the value of your investment)

Advisory Fee*	0.75%
Distribution (12b-1) Fee	None
Other Expenses**	0.94%
Total Annual Fund Operating Expenses***	1.69%
Fee Waiver and/or Expense Reimbursement***	0.79%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement***	0.90%
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$92	$455	$844	$1,932
*	“Advisory Fee” includes the management fee of the Subsidiary (as defined below). The Fund’s “Adviser,” Morgan Stanley Investment Management Inc., has agreed to waive or credit a portion of the advisory fee in an amount equal to the management fee paid to the Adviser by the Subsidiary.
**	“Other Expenses” include expenses of the Fund’s and Subsidiary’s (as defined below) most recent fiscal year.
***	The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding acquired fund fees and expenses (as applicable), certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.90% for Class I. The fee waivers and/or expense reimbursements will continue for at least one year from the date of this Prospectus or until such time as the Company’s Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 102% of the average value of its portfolio.
Principal Investment Strategies
The Adviser and/or the Fund’s “Sub-Adviser,” Morgan Stanley Investment Management Limited, seek to achieve the Fund’s investment objective by investing primarily in a blend of equity and fixed-income securities of U.S. and non-U.S. issuers. Equity securities may include common and preferred stocks, depositary receipts, convertible securities, equity-linked securities, real estate investment trusts (“REITs”), rights and warrants to purchase equity securities and limited partnership interests. Fixed-income securities may include mortgage-related or mortgage-backed securities, floating rate securities, inflation-linked fixed-income securities, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, securities issued or guaranteed by non-U.S. governments, their agencies or instrumentalities, corporate bonds and notes issued by U.S. and non-U.S. entities.
The Adviser and/or Sub-Adviser will utilize a top-down investment approach that focuses on asset class, sector, region, country and currency and thematic allocations. The Fund’s allocations will be based upon the Adviser’s and/or Sub-Adviser’s evaluations and analyses, taking into account results of its fundamental market research and recommendations generated by the Adviser’s and/or Sub-Adviser’s quantitative models. The Adviser’s and/or Sub-Adviser’s research process focuses on the following factors across asset classes: 1) valuation (both relative and absolute), 2) dynamics, including earnings revisions, interest rate policy and inflation expectations and 3) technicals, such as investor flows and sentiment. The Fund may invest in any country, including developing or emerging market
1

Morgan Stanley Variable Insurance Fund | Fund Summary
Global Strategist Portfolio (Con’t)
countries. The Fund’s investments may be U.S. and non-U.S. dollar denominated. In determining whether to sell a security, the Adviser and/or Sub-Adviser consider a number of factors, including changes in capital appreciation potential, or the overall assessment of asset class, sector, region, country, and currency and thematic allocation shifts.
The Fund may invest a portion of its assets in below investment grade fixed-income securities (commonly referred to as “junk bonds”). The Fund may also invest in restricted and illiquid securities. The mortgage-backed securities in which the Fund may invest include mortgage pass-through securities that represent a participation interest in a pool of mortgage loans originated by U.S. governmental or private lenders such as banks.
The Fund may also invest up to 10% of its total assets in other investment companies, including exchange-traded funds (“ETFs”).
The Fund may, but it is not required to, use derivatives and similar instruments for a variety of purposes, including hedging, risk management, Fund management or to earn income. The Fund’s use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps and structured investments (including commodity-linked notes), and other similar instruments and techniques. The Fund may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Fund will be counted toward the Fund’s exposure to the types of securities listed above to the extent they have economic characteristics similar to such securities.
The Fund may, consistent with its principal investment strategies, invest up to 25% of its total assets in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary may invest, directly or indirectly through the use of derivatives, in securities, commodities, commodity-related instruments and other investments, primarily futures, swaps and notes. The Subsidiary is advised by the Adviser.
Investments in the Subsidiary are intended to provide the Fund with exposure to commodities markets within the limitations of the federal tax requirements that apply to the Fund. The Subsidiary primarily obtains its commodity exposure by investing in commodity-linked derivative instruments, which may include, but are not limited to, total return swaps, commodity (U.S. or foreign) futures and commodity-linked notes. The Subsidiary may also invest in other instruments, including fixed-income securities, either as investments or to serve as margin or collateral for its swap positions and foreign currency transactions (including forward contracts).
Principal Risks
There is no assurance that the Fund will achieve its investment objective, and you can lose money investing in this Fund. The principal risks of investing in the Fund include:

•
Equity Securities. In general, prices of equity securities are more volatile than those of fixed-income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic, political conditions and public health conditions. During periods when equity securities experience heightened volatility, such as during periods of market, economic or financial uncertainty or distress, the Fund’s investments in equity securities may be subject to heightened risks.

The value of equity securities and related instruments may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; unexpected trading activity among retail investors; and other factors. Market conditions may affect certain types of stocks to a greater extent than other types of stocks. If the stock market declines, the value of Fund shares will also likely decline.

•
Convertible Securities. A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. To the extent that the Fund invests in convertible securities, and the convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying security.

•
Fixed-Income Securities. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity (i.e., interest rate risk), market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). The Fund may face a heightened level of interest rate risk in times of monetary policy change and/or uncertainty, such as when the Federal Reserve Board adjusts a quantitative easing program and/or changes rates. A changing interest rate environment increases certain risks, including the potential for periods of volatility, increased redemptions, shortened durations (i.e., prepayment risk) and extended durations (i.e., extension risk). The Fund is not limited as to the maturities (when a debt security provides its final payment) or durations (measure of interest rate sensitivity) of the securities in which it may invest. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than

2

Morgan Stanley Variable Insurance Fund  |  Fund Summary
Global Strategist Portfolio (Con’t)

securities with shorter durations. Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. The Fund may be subject to certain liquidity risks that may result from the lack of an active market and the reduced number and capacity of traditional market participants to make a market in fixed-income securities.  For example, a type of fixed-income securities in which the Fund may invest are corporate debt obligations. In addition to interest rate, credit and other risks, corporate debt obligations are also subject to factors directly related to the issuer, such as the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace, and by factors not directly related to the issuer, such as general market liquidity, economic conditions and inflation.

•
Mortgage-Backed Securities. Mortgage-backed securities entail prepayment risk, which generally increases during a period of falling interest rates. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of mortgage-backed securities will increase and market price will decrease. Rates of prepayment, faster or slower than expected by the Adviser, could reduce the Fund’s yield, increase the volatility of the Fund and/or cause a decline in net asset value per share (“NAV”). Mortgage-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying the securities to be prepaid more slowly than expected, thereby lengthening the duration of such securities, increasing their sensitivity to interest rate changes and causing their prices to decline. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. In addition, mortgage-backed securities are subject to credit risk. The Fund may invest in non-agency mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers. Non-agency mortgage-backed securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-backed securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying non-agency mortgage-backed securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Furthermore, mortgage-backed securities may be subject to risks associated with the assets underlying those securities, such as a decline in value. Investments in mortgage-backed securities may give rise to a form of leverage (indebtedness) and may cause the Fund’s portfolio turnover rate to appear higher. Leverage may cause the Fund to be more volatile than if the Fund had not been leveraged. The risks associated with mortgage-backed securities typically become elevated during periods of distressed economic, market, health and labor conditions. In particular, increased levels of unemployment, delays and delinquencies in payments of mortgage and rent obligations, and uncertainty regarding the effects and extent of government intervention with respect to mortgage payments and other economic matters may adversely affect the Fund’s investments in mortgage-backed securities. In addition, commercial mortgage-backed securities are also subject to risks associated with reduced demand for commercial and office space, tightening lending standards and increased interest and lending rates, and other developments adverse to the commercial real estate market.

•
REITs. Investing in REITs exposes investors to the risks of owning real estate directly and investing in companies in the real estate industry, as well as to risks that relate specifically to the way in which REITs are organized and operated. For example, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management or development of the underlying properties, which may also be subject to mortgage loans and the underlying mortgage loans may be subject to the risks of default. Operating REITs requires specialized management skills and the Fund indirectly bears management expenses along with the direct expenses of the Fund. REITs are also subject to certain provisions under federal tax law and the failure of a company to qualify as a REIT could have adverse consequences for the Fund.

•
High Yield Securities (“Junk Bonds”). The Fund’s investments in high yield securities expose it to a substantial degree of credit risk. High yield securities may be issued by companies that are restructuring, are smaller and less  creditworthy or are more highly indebted than other companies, and therefore they may have more difficulty making scheduled payments of principal and interest. High yield securities are subject to greater risk of loss of income and principal than higher rated securities and are considered speculative. High yield securities may experience reduced liquidity, and sudden and substantial decreases in price. An economic downturn affecting an issuer of high yield securities may result in an increased incidence of default. In the event of a default, the Fund may incur additional expenses to seek recovery.

•
Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political (including geopolitical), economic and market risks. There also may be greater market volatility, less reliable financial information, less stringent investor protections and disclosure standards, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to developments and changing conditions in such markets. Moreover, the growing  interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals, changes in international trading patterns, trade barriers and other

3

Morgan Stanley Variable Insurance Fund | Fund Summary
Global Strategist Portfolio (Con’t)

protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, its portfolio may be harder to value. The risks of investing in emerging market countries are greater than the risks associated with investments in foreign developed countries. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging market countries. In addition, the Fund’s investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of those investments will fluctuate with U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Fund’s securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. Economic sanctions or other similar measures may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar measures could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities, negatively impact the value or liquidity of  the Fund’s investments, significantly delay or prevent the settlement of the Fund’s securities transactions, force the Fund to sell or otherwise dispose of investments at inopportune times or prices, or impair the Fund’s ability to meet its investment objective or invest in accordance with its investment strategies.

•
Sovereign Debt Securities. Investing in sovereign debt securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors. In addition, foreign governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments. Moreover, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

•
U.S. Government Securities. Different types of U.S. government securities are subject to different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a U.S. government-sponsored entity, such as Federal National Mortgage Association or Federal Home Loan Mortgage Corporation, although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. With respect to U.S. government securities that are not backed by the full faith and credit of the United States, there is the risk that the U.S. Government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

•
Liquidity. The Fund may make investments that are illiquid or restricted or that may become illiquid or less liquid in response to overall economic conditions or adverse investor perceptions, and which may entail greater risk than investments in other types of securities. These investments may be more difficult to value or sell, particularly in times of market turmoil, and there may be little trading in the secondary market available for particular securities. Liquidity risk may be magnified in a market where credit spread and interest rate volatility is rising and where investor redemptions from fixed-income mutual funds may be higher than normal. If the Fund is forced to sell an illiquid or restricted security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value and may be unable to sell the security at all.

•
Investment Company Securities. Subject to the limitations set forth in the Investment Company Act of 1940, as amended (the “1940 Act”), or as otherwise permitted by the SEC, the Fund may acquire shares in other investment companies, including foreign investment companies,  ETFs and money market funds (which may be managed by the Adviser or its affiliates). The market value of the shares of other investment companies may differ from the NAV of the Fund. The shares of closed-end investment companies frequently trade at a discount to their NAV. As a shareholder in an investment company, the Fund would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, and be subject to the associated risks.  At the same time, the Fund would continue to pay its own advisory and administration fees and other expenses. As a result, the Fund and its shareholders, in effect, will also be absorbing fees with respect to investments in other investment companies.

4

Morgan Stanley Variable Insurance Fund  |  Fund Summary
Global Strategist Portfolio (Con’t)

•
Derivatives. Derivatives and other similar instruments that create synthetic exposure often are subject to risks similar to those of the underlying asset or instrument, including market risk, and may be subject to additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid, risks arising from margin and payment requirements, risks arising from mispricing or valuation complexity and operational and legal risks. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Investments in currency derivatives may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the Adviser expects. Foreign currency forward exchange contracts and currency futures and options contracts create exposure to currencies in which the Fund’s securities are not denominated.

•
Subsidiary Risk. The Subsidiary is not registered under the  1940 Act, and is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described herein and could adversely affect the Fund. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.

•
Tax Risk. The Fund may seek to gain exposure to the commodity markets through investments in the Subsidiary. Historically, the Internal Revenue Service (“IRS”) has issued private letter rulings in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes (the “Notes Rulings”) or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund has not received such a private letter ruling, and is not able to rely on private letter rulings issued to other taxpayers. The IRS issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act. In connection with issuing such revenue procedure, the IRS has revoked the Notes Rulings. The IRS also issued final regulations that would generally treat the Fund’s income inclusion with respect to the Subsidiary as qualifying income either if (A) there is a current distribution out of the earnings and profits of the Subsidiary that are attributable to such income inclusion or (B) such inclusion is derived with respect to the Fund’s business of investing in stock, securities, or currencies. The tax treatment of the Fund’s investments in the Subsidiary may be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS that could affect whether income derived from such investments is “qualifying income” under Subchapter M of the Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund. No assurances can be provided that the IRS would not be able to successfully assert that the Fund’s income from such investments was not “qualifying income,” in which case the Fund would fail to qualify as a regulated investment company under Subchapter M of the Code if over 10% of its gross income was derived from these investments. If the Fund failed to qualify as a regulated investment company, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders. Additionally, the failure to qualify as a regulated investment company could have significant adverse tax consequences to the holders of the contracts and annuities which invest in the Fund through a separate account. The Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

•
China Risk. Investments in securities of Chinese issuers, including A shares, involve risks associated with investments in foreign markets as well as special considerations not typically associated with investments in the U.S. securities markets. For example, the Chinese government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. In addition, the Chinese government has taken actions that influenced the prices at which certain goods may be sold, encouraged companies to invest or concentrate in particular industries, induced mergers between companies in certain industries and induced private companies to publicly offer their securities. Investments in China involve risk of a total loss due to government action or inaction.

Additionally, the Chinese economy is export-driven and highly reliant on trade. Adverse changes to the economic conditions of its primary trading partners, such as the United States, Japan and South Korea, would adversely impact the Chinese economy and the Fund’s investments. Moreover, a slowdown in other significant economies of the world, such as the United States, the European Union and certain Asian countries, may adversely affect economic growth in China. An economic downturn in China would adversely impact the Fund’s investments. In addition, certain securities are, or may in the future, become restricted, and/or sanctioned by the U.S. government or other governments and the Fund may be forced to sell such restricted securities and incur a loss as a result.

These and other developments, including government actions, may result in significant illiquidity risk or forced disposition for Chinese investments. The Chinese securities markets are emerging markets characterized by a relatively small number of equity

5

Morgan Stanley Variable Insurance Fund | Fund Summary
Global Strategist Portfolio (Con’t)

issues and relatively low trading volume, resulting in decreased liquidity, greater price volatility (caused by, among other things, military, diplomatic, or trade conflicts), and potentially fewer investment opportunities for the Fund. Ongoing political tension between the People’s Republic of China and the Hong Kong Special Administrative Region will have impacts on the economy of Hong Kong, and these impacts remain uncertain.

Risks of Investing through Bond Connect. The Fund may invest in fixed-income instruments listed and traded through the Bond Connect program (“Bond Connect”). Trading through Bond Connect is subject to a number of restrictions that may affect the Fund’s investments and returns. Moreover, fixed-income instruments purchased through Bond Connect generally may not be sold, purchased or otherwise transferred other than through Bond Connect in accordance with applicable rules. The Bond Connect program is a relatively new program and may be subject to further interpretation and guidance. There can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the Fund’s investments or returns.

•
Market and Geopolitical Risk. The value of your investment in the Fund is based on the values of the Fund’s investments, which change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These events may be sudden and unexpected, and could adversely affect the liquidity of the Fund’s investments, which may in turn impact valuation, the Fund’s ability to sell securities and/or its ability to meet redemptions. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events (such as war, natural disasters, epidemics and pandemics, terrorism, conflicts, social unrest, recessions, inflation, interest rate changes and supply chain disruptions) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the  U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price and exacerbate pre-existing risks to the Fund.

•
Portfolio Turnover. Consistent with its investment policies, the Fund will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover will cause the Fund to incur additional transaction costs.

•
Active Management Risk. In pursuing the Fund’s investment objective, the Adviser and/or Sub-Adviser has considerable leeway in deciding which investments to buy, hold or sell on a day-to-day basis, and which trading strategies to use. For example, the Adviser and/or Sub-Adviser, in its discretion, may determine to use some permitted trading strategies while not using others. The success or failure of such decisions will affect the Fund’s performance.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.
6

Morgan Stanley Variable Insurance Fund  |  Fund Summary
Global Strategist Portfolio (Con’t)
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class I shares’ performance from year-to-year and by showing how the Fund’s Class I shares’ average annual returns for the past one, five and 10 year periods compare with those of one or more indexes intended to measure broad market performance. The additional index in the table provides a means to compare the Fund’s average annual returns to a benchmark that the Adviser believes is representative of the Fund’s investment universe. This performance information does not include the impact of any charges deducted by your insurance company. If it did, returns would be lower. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns—Calendar Years (Class I)
Commenced operations on January 2, 1997

High Quarter	06/30/20	13.90%
Low Quarter	03/31/20	-17.60%
Average Annual Total Return (Class I)
(for the calendar periods ended  December 31, 2023)

	Past One Year	Past Five Years	Past Ten Years
Class I
Return before Taxes	14.07%	6.05%	3.93%
MSCI All Country World Index (reflects no deduction for fees, expenses or taxes)[1]	22.20%	11.72%	7.93%
Customized MSIM Global Allocation Index (reflects no deduction for fees, expenses or taxes)[2]	15.43%	7.01%	4.77%
1	The MSCI All Country World Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. It is not possible to invest directly in an index.
2	The Customized MSIM Global Allocation Index is a performance linked benchmark comprised of 60% MSCI All Country World Index and 40% Bloomberg Global Aggregate Index for periods after May 31, 2017. Prior to May 31, 2017, the Customized MSIM Global Allocation Index consisted of 60% MSCI All Country World Index (benchmark that measures the equity market performance of developed and emerging markets), 30% Bloomberg Global Aggregate Index (benchmark that provides a broad-based measure of the global investment grade fixed-rate debt markets), 5% S&P GSCI Light Energy Index (benchmark for investment performance in the energy commodity market) and 5% ICE BofA U.S. Dollar 1-Month LIBID Average Index (benchmark that tracks the performance of a basket of synthetic assets paying LIBID to a stated maturity). It is not possible to invest directly in an index.
7

Morgan Stanley Variable Insurance Fund | Fund Summary
Global Strategist Portfolio (Con’t)
Fund Management
Adviser. Morgan Stanley Investment Management Inc.
Sub-Adviser. Morgan Stanley Investment Management Limited.
Portfolio Managers.  The Fund is managed by members of the Global Multi-Asset team. Information about the members jointly and primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser or Affiliate	Date Began Managing Fund
Cyril Moullé-Berteaux	Managing Director of the Adviser	August 2011
Mark A. Bavoso	Managing Director of the Adviser	September 2010
Purchase and Sale of Fund Shares
The Prospectus offers Class I shares of the Fund. The Company also offers Class II shares of the Fund through a separate prospectus. Class II shares are subject to higher expenses due to the imposition of a 12b-1 fee. For eligibility information, contact your insurance company or qualified pension or retirement plan.
The Fund offers its shares only to insurance companies (either directly or indirectly through other variable insurance funds) for separate accounts that they establish to fund variable life insurance and variable annuity contracts, and to other entities under qualified pension and retirement plans. An insurance company purchases or redeems shares of the Fund based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to, and from, separate accounts.
For more information, please refer to the section of the Prospectus entitled “Shareholder Information—Purchasing and Selling Fund Shares.”
Tax Information
Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Fund and federal income taxation of owners of variable annuity or variable life insurance contracts, refer to the contract prospectus.
For more information, please refer to the section of the Prospectus entitled “Shareholder Information—Taxes.”
Payments to Insurance Companies and Other Financial Intermediaries
The Adviser and/or the Fund’s “Distributor,” Morgan Stanley Distribution, Inc., may pay insurance companies or their affiliates in connection with Fund-related administrative services that the insurance companies provide in connection with the issuance of their variable annuity contracts. These payments, which may be significant in amount, may create a conflict of interest by influencing the insurance company to recommend one variable annuity or variable life insurance contract over another or be a factor in an insurance company’s decision to include the Fund as an underlying investment option in its variable annuity or variable life insurance contracts. Shareholders should ask their salesperson or visit their insurance company’s web site for more information.
8

Morgan Stanley Variable Insurance Fund  |  Details of the Fund
Global Strategist Portfolio
Investment Objective
The Fund seeks total return.
Approach
The Adviser and/or Sub-Adviser seek to achieve the Fund’s investment objective by investing primarily in a blend of equity and fixed-income securities of U.S. and non-U.S. issuers. Equity securities may include common and preferred stocks, depositary receipts, convertible securities, equity-linked securities, REITs, rights and warrants to purchase equity securities and limited partnership interests. Fixed-income securities may include mortgage-related or mortgage-backed securities, floating rate securities, inflation-linked fixed-income securities, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, securities issued or guaranteed by non-U.S. governments, their agencies or instrumentalities, corporate bonds and notes issued by U.S. and non-U.S. entities.
The Fund may invest a portion of its assets in below investment grade fixed-income securities (commonly referred to as “junk bonds”). The Fund may also invest in restricted and illiquid securities. The mortgage-backed securities in which the Fund may invest include mortgage pass-through securities that represent a participation interest in a pool of mortgage loans originated by U.S. governmental or private lenders such as banks. The Fund may also invest up to 10% of its total assets in other investment companies, including ETFs. The securities in which the Fund may invest may be denominated in U.S. dollars or in currencies other than U.S. dollars.
The Fund may purchase certain non-publicly traded “restricted” securities. These securities may include “Rule 144A” securities, which are exempt from registration and may only be resold to qualified institutional buyers. The Fund may invest in illiquid securities, including restricted securities that are illiquid. The Fund may invest an unlimited amount in restricted securities that are considered by the Adviser and/or Sub-Adviser to be liquid and otherwise meet the Fund’s investment policies.
The Fund may, but it is not required to, use derivatives and other similar instruments for a variety of purposes, including hedging, risk management, Fund management or to earn income. Derivatives are financial instruments whose value is based on the value of an underlying asset, interest rate, index or financial instrument. The Fund’s use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps and structured investments (including commodity-linked notes), and other similar instruments and techniques. The Fund may also utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Fund will be counted toward the Fund’s exposure to the types of securities listed above to the extent they have economic characteristics similar to such securities.
The Fund may, consistent with its principal investment strategies, invest up to 25% of its total assets in the Subsidiary. The Subsidiary may invest, directly or indirectly through the use of derivatives, in securities, commodities, commodity-related instruments and other investments, primarily futures, swaps and notes. The Subsidiary is advised by the Adviser.
Investments in the Subsidiary are intended to provide the Fund with exposure to commodities markets within the limitations of the federal tax requirements that apply to the Fund. The Subsidiary primarily obtains its commodity exposure by investing in commodity-linked derivative instruments, which may include, but are not limited to, total return swaps, commodity (U.S. or foreign) futures and commodity-linked notes. The Subsidiary may also invest in other instruments, including fixed-income securities, either as investments or to serve as margin or collateral for its swap positions, and foreign currency transactions (including forward contracts).
Process
The Adviser and/or Sub-Adviser will utilize a top-down investment approach that focuses on asset class, sector, region, country and currency and thematic allocations. The Fund’s allocations will be based upon the Adviser’s and/or Sub-Adviser’s evaluations and analyses, taking into account results of its fundamental market research and recommendations generated by the Adviser’s and/or Sub-Adviser’s quantitative models. The Adviser’s and/or Sub-Adviser’s research process focuses on the following factors across asset classes: 1) valuation (both relative and absolute), 2) dynamics, including earnings revisions, interest rate policy and inflation expectations and 3) technicals, such as investor flows and sentiment. The Fund may invest in any country, including developing or emerging market countries. The Fund’s investments may be U.S. and non-U.S. dollar denominated.
In determining whether to sell a security, the Adviser and/or Sub-Adviser consider a number of factors, including changes in capital appreciation potential, or the overall assessment of asset class, sector, region, country, and currency and thematic allocation shifts. Thematic allocation shifts refers to allocating the Fund’s assets between different thematic baskets of securities. A thematic basket of securities encompasses a specific investment idea that the Adviser and/or Sub-Adviser believe will play out within the current global macro environment. Screening processes based on factors adhering to the investment themes are utilized to select securities for inclusion in each thematic basket.
9

Morgan Stanley Variable Insurance Fund   |   Additional Information About Fund Investment Strategies and Related Risks
Additional Information About Fund Investment Strategies and Related Risks

This section discusses additional information relating to Fund investment strategies, other types of investments that the Fund may make and related risk factors. References to the “Adviser” under “Additional Information About Fund Investment Strategies and Related Risks” refer to the Adviser and/or Sub-Adviser. Fund investment practices and limitations are also described in more detail in the Statement of Additional Information (“SAI”), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

Economies and financial markets worldwide have recently experienced periods of increased volatility, uncertainty, distress, government spending, inflation and disruption to consumer demand, economic output and supply chains. To the extent these conditions continue, the risks associated with an investment in the Fund, including those described below, could be heightened and the Fund’s investments (and thus a shareholder’s investment in the Fund) may be particularly susceptible to sudden and substantial losses, reduced yield or income or other adverse developments. The occurrence, duration and extent of these or other types of adverse economic and market conditions and uncertainty over the long term cannot be reasonably projected or estimated at this time.
Market and Geopolitical Risk
The value of your investment in the Fund is based on the values of the Fund’s investments, which change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. Price movements, sometimes called volatility, may be greater or less depending on the types of securities  the Fund owns and the markets in which the securities trade. Volatility and disruption in financial markets and economies may be sudden and unexpected, expose the Fund to greater risk, including risks associated with reduced market liquidity and fair valuation, and adversely affect the Fund’s operations. For example, the Adviser potentially will be prevented from executing investment decisions at an advantageous time or price as a result of any domestic or global market disruptions, and reduced market liquidity may impact the Fund’s ability to sell securities to meet redemptions.
The increasing interconnectivity between global economies and markets increases the likelihood that events or conditions in one region or market may adversely impact other companies and issuers in a different country, region, sector, industry, market or with respect to one company may adversely impact other companies and issuers in a different country, region, sector, industry, or market. For example, adverse developments in the banking or financial services sector could impact companies operating in various sectors or industries and adversely impact the Fund’s investments. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters and extreme weather events, health emergencies (such as epidemics and pandemics), terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events, such as terrorist attacks around the world, natural disasters, health emergencies, social and political (including geopolitical) discord and tensions or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the  U.S. and global financial markets. Inflation rates may change frequently and significantly because of various factors, including unexpected shifts in the domestic or global economy and changes in monetary or economic policies (or expectations that these policies may change). Changes in expected inflation rates may adversely affect market and economic conditions, the Fund’s investments and an investment in the Fund. Other financial, economic and other global market and social developments or disruptions may result in similar adverse circumstances, and it is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). In general, the securities or other instruments that the Adviser believes represent an attractive investment opportunity or in which the Fund seeks to invest may be unavailable entirely or in the specific quantities sought by the Fund. As a result, the Fund may need to obtain the desired exposure through a less advantageous investment, forgo the investment at the time or seek to replicate the desired exposure through a derivative transaction or investment in another investment vehicle. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. There is a risk that you may lose money by investing in the Fund.
Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., the novel coronavirus outbreak, epidemics and other pandemics), terrorism, conflicts, social unrest, recessions, inflation, interest rate changes and supply chain disruptions could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the economies and financial markets and the Adviser’s investment advisory activities and services of other service providers, which in turn could adversely affect  the Fund’s investments and other operations.
Government and other public debt, including municipal obligations in which the Fund may invest, can be adversely affected by changes in local and global economic conditions that result in increased debt levels. Although high levels of government and other public debt do not necessarily indicate or cause economic problems, high levels of debt may create certain systemic risks if sound debt management practices are not implemented. A high debt level may increase market pressures to meet an issuer’s funding needs, which may increase borrowing costs and cause a government or public or municipal entity to issue additional debt, thereby increasing the risk of refinancing. A high debt level also raises concerns that the issuer may be unable or unwilling to repay the principal or interest on its debt, which may adversely impact instruments held by  the Fund that rely on such payments.
10

Morgan Stanley Variable Insurance Fund   |   Additional Information About Fund Investment Strategies and Related Risks
Additional Information About Fund Investment Strategies and Related Risks (Con’t)

Governmental and quasi-governmental responses to certain economic or other conditions may lead to increasing government and other public debt, which heighten these risks. Unsustainable debt levels can lead to declines in the value of currency, and can prevent a government from implementing effective counter-cyclical fiscal policy during economic downturns, can generate or contribute to an economic downturn or cause other adverse economic or market developments, such as increases in inflation or volatility. Increasing government and other public debt may adversely affect issuers, obligors, guarantors or instruments across a variety of asset classes.
Global events may negatively impact broad segments of businesses and populations, cause a significant negative impact on the performance of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price  and exacerbate pre-existing political, social and economic risks to the Fund. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. In addition, government actions (such as changes to interest rates) could have unintended economic and market consequences that adversely affect the Fund’s investments.
Equity Securities
Equity securities may include common and preferred stocks, convertible securities and equity-linked securities, real estate investment trusts (“REITs”), rights and warrants to purchase common stocks, depositary receipts, shares of investment companies, limited partnership interests and other specialty securities having equity features. The Fund  may invest in equity securities that are publicly traded on securities exchanges or  over-the-counter (“OTC”) or in equity securities that are not publicly traded. Securities that are not publicly traded may be more difficult to value or sell and their value may fluctuate more dramatically than other securities.
The value of equity securities and related instruments may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; unexpected trading activity among retail investors; and other factors. Market conditions may affect certain types of stocks to a greater extent than other types of stocks. If the stock market declines, the value of Fund shares will also likely decline. Although stock prices can rebound, there is no assurance that values will return to previous levels.
During periods when equity securities experience heightened volatility, such as during periods of market, economic or financial uncertainty or distress, the Fund’s investments in equity securities may be subject to heightened risks.
Depositary Receipts
A depositary receipt is generally issued by a bank or financial institution and represents the common stock or other equity securities of a foreign company. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.
Convertible Securities
A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The prices of convertible securities are affected by changes similar to those of equity and fixed-income securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to other comparable nonconvertible fixed-income securities in such capital structure. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.
Fixed-Income Securities
Fixed-income securities are securities that pay a fixed or a variable rate of interest until a stated maturity date. Fixed-income securities include U.S. government securities, securities issued by federal or federally sponsored agencies and instrumentalities, corporate bonds and notes, asset-backed securities, mortgage-backed securities, securities rated below investment grade (commonly referred to as “junk bonds” or “high yield/high risk securities”), municipal bonds, loan participations and assignments, zero coupon bonds, convertible securities, Eurobonds, Brady Bonds, Yankee Bonds, repurchase agreements, commercial paper and cash equivalents.
11

Morgan Stanley Variable Insurance Fund   |   Additional Information About Fund Investment Strategies and Related Risks
Additional Information About Fund Investment Strategies and Related Risks  (Con’t)
Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity (i.e., interest rate risk), market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). For example, a type of fixed-income securities in which the Fund may invest are corporate debt obligations. In addition to interest rate, credit and other risks, corporate debt obligations are also subject to factors directly related to the issuer, such as the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace, and by factors not directly related to the issuer, such as general market liquidity, economic conditions and inflation. The Fund may face a heightened level of interest rate risk in times of monetary policy change and/or uncertainty, such as when the Federal Reserve Board adjusts a quantitative easing program and/or changes rates. A changing interest rate environment increases certain risks, including the potential for periods of volatility, increased redemptions, shortened durations (i.e., prepayment risk) and extended durations (i.e., extension risk).
Fixed income and other debt instruments, including mortgage- and other asset-backed securities, are subject to prepayment risk, which is the risk that the principal of such obligation is paid earlier than expected, such as in the case of refinancing. This risk is increased during periods of declining interest rates and prepayments may reduce the Fund’s yield or income as a result of reinvesting the income or other proceeds in lower yielding securities or instruments. These investments are also subject to extension risk, which is the risk that the principal of such obligation is paid slower or later than expected. This may negatively affect Fund returns, as the value of the investment decreases when principal payments are made later than expected. This risk is elevated during periods of increasing interest rates. In addition, because principal payments are made later than expected, the investment’s duration may extend (and result in increased interest rate risk) and the Fund may be prevented from investing proceeds it would otherwise have received at the higher prevailing interest rates. Prepayments and extensions may result in a security or debt instrument offering less potential for gains during periods of declining interest rates or rising interest rates, respectively.
Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. The Fund may be subject to liquidity risk, which may result from the lack of an active market and the reduced number and capacity of traditional market participants to make a market in fixed-income securities. Fixed-income securities may be called (i.e., redeemed by the issuer) prior to final maturity. If a callable security is called, the Fund may have to reinvest the proceeds at a lower rate of interest.
Duration
The average duration of a portfolio of fixed-income securities represents its exposure to changing interest rates. For example, when the level of interest rates increases by 1%, a fixed-income security having a positive duration of four years generally will decrease in value by 4%; when the level of interest rates decreases by 1%, the value of that same security generally will increase by 4%. A portfolio with a lower average duration generally will experience less price volatility in response to changes in interest rates than a portfolio with a higher average duration.
High Yield Securities
Fixed-income securities that are not investment grade are commonly referred to as “junk bonds” or high yield, high risk securities. These securities offer a higher yield than other higher rated securities, but they carry a greater degree of risk. High yield securities are subject to greater risk of loss of income and principal than higher rated securities and are considered speculative by the major credit rating agencies.   High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest. Changes in the value of high yield securities are influenced more by changes in the financial and business position of the issuing company than by changes in interest rates when compared to investment grade securities. During adverse market or economic conditions, high yield securities are typically particularly susceptible to default risk.
In recent years, there has been a broad trend of weaker or less restrictive covenant protections in the high yield market. Among other things, under such weaker or less restrictive covenants, borrowers might be able to exercise more flexibility with respect to certain activities than borrowers who are subject to stronger or more protective covenants. For example, borrowers might be able to incur more debt, including secured debt, return more capital to shareholders, remove or reduce assets that are designated as collateral securing high yield securities, increase the claims against assets that are permitted against collateral securing high yield securities or otherwise manage their business in ways that could impact creditors negatively. In addition, certain privately held borrowers might be permitted to file less frequent, less detailed or less timely financial reporting or other information, which could negatively impact the value of the high yield securities issued by such borrowers. Each of these factors might negatively impact the high yield securities held by the Fund.
Liquidity
The Fund may make investments that are illiquid or restricted or that may become illiquid or less liquid in response to overall economic conditions or adverse investor perceptions, and which may entail greater risk than investments in other types of securities. Illiquidity can also be caused by, among other things, a drop in overall market trading volume, an inability to find a willing buyer, or legal restrictions on the securities’ resale. These investments may be more difficult to value or sell, particularly in times of market
12

Morgan Stanley Variable Insurance Fund   |   Additional Information About Fund Investment Strategies and Related Risks
Additional Information About Fund Investment Strategies and Related Risks (Con’t)
turmoil, and there may be little trading in the secondary market available for particular securities. Liquidity risk may be magnified in a market where credit spread and interest rate volatility is rising and where investor redemptions from fixed-income mutual funds may be higher than normal. If  the Fund is forced to sell an illiquid or restricted security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value and may be unable to sell the security at all.
Mortgage-Backed Securities
Mortgage-backed securities are fixed-income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed-income securities due to the possibility of prepayment of the underlying mortgage loans (i.e., when a borrower pays back the principal of a debt obligation earlier than expected). As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage  refinancings, with the result that the average life and volatility of the security will increase and its market price will decrease. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because additional mortgage prepayments must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.
The Fund  may invest in mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities are either direct obligations of the U.S. Government or the issuing agency or instrumentality has the right to borrow from the U.S. Treasury to meet its obligations although it is not legally required to extend credit to the agency or instrumentality. Certain of these mortgage-backed securities purchased by the Fund, such as those issued by the Government National Mortgage Association and the Federal Housing Administration, are backed by the full faith and credit of the United States. Other of these mortgage-backed securities purchased by the Fund, such as those issued by the Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”), are not backed by the full faith and credit of the United States and there is a risk that the U.S. Government will not provide financial support to these agencies if it is not obligated to do so by law. The maximum potential liability of the issuers of some of the mortgage-backed securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.
To the extent the Fund invests in mortgage-backed securities issued by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in such pools. However, timely payment of interest and principal of these pools may be supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of intent. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Mortgage pools underlying mortgage-backed securities offered by non-governmental issuers more frequently include second mortgages, high loan-to-value ratio mortgages and manufactured housing loans, in addition to commercial mortgages and other types of mortgages where a government or government-sponsored entity guarantee is not available. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for mortgage-related securities that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime. Other types of privately issued mortgage-related securities, such as those classified as pay-option adjustable rate or Alt-A, have also performed poorly.
Non-agency mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in the Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans or to sell. Non-agency mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities (“CMBS”)  reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.
The risks associated with mortgage-backed securities are elevated in distressed economic, market, health and labor conditions, notably, increased levels of unemployment, delays and delinquencies in payments of mortgage and rent obligations, and uncertainty regarding the effects and extent of government intervention with respect to mortgage payments and other economic matters.
13

Morgan Stanley Variable Insurance Fund   |   Additional Information About Fund Investment Strategies and Related Risks
Additional Information About Fund Investment Strategies and Related Risks  (Con’t)
Delinquencies, defaults and losses on residential mortgage loans may increase substantially over certain periods, which may affect the performance of the mortgage-backed securities in which the Fund may invest. Mortgage loans backing non-agency mortgage-backed securities are more sensitive to economic factors that could affect the ability of borrowers to pay their obligations under the mortgage loans backing these securities. In addition, housing prices and appraisal values in many states and localities over certain periods have declined or stopped appreciating. A sustained decline or an extended flattening of those values may result in additional increases in delinquencies and losses on mortgage-backed securities generally (including the mortgaged-backed securities that the Fund may invest in as described above). Adverse changes in market conditions and regulatory climate may reduce the cash flow which the Fund, to the extent it invests in mortgage-backed securities or other asset-backed securities, receives from such securities and increase the incidence and severity of credit events and losses in respect of such securities. In the event that interest rate spreads for mortgage-backed securities and other asset-backed securities widen following the purchase of such assets by the Fund, the market value of such securities is likely to decline and, in the case of a substantial spread widening, could decline by a substantial amount. Furthermore, adverse changes in market conditions may result in reduced liquidity in the market for mortgage-backed securities and other asset-backed securities (including the mortgage-backed securities and other asset-backed securities in which the Fund may invest) and an unwillingness by banks, financial institutions and investors to extend credit to servicers, originators and other participants in the market for mortgage-backed and other asset-backed securities. As a result, the liquidity and/or the market value of any mortgage-backed or asset-backed securities that are owned by the Fund may experience declines after they are purchased by the Fund.
Collateralized Mortgage Obligations. Collateralized mortgage obligations (“CMOs”)  are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively “Mortgage Assets”). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a fixed or floating rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the allocation, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Fund may invest in any class of CMO, including classes that vary inversely with interest rates and may be more volatile and sensitive to prepayment rates.

The principal and interest on the Mortgage Assets comprising a CMO may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to the prevailing market yields on the Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment relative to other tranches. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Fund could sustain a loss.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities (“SMBS”)  are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Investments in each class of SMBS are extremely sensitive to changes in interest rates. IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of prepayment decreases. If the Fund invests in SMBS and interest rates move in a manner not anticipated by management, it is possible that the Fund could lose all or substantially all of its investment.
Commercial Mortgage-Backed Securities. CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie  CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of their remaining principal balance or “balloon” is due and is repaid through the attainment of an additional loan or sale of the property. An extension of a final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in a lower yield for discount bonds and a higher yield for premium bonds.

CMBS are subject to credit risk and prepayment risk, among other risks. Although prepayment risk is present, it is of a lesser degree in the CMBS market than in the residential mortgage market; commercial real estate property loans often contain provisions that
14

Morgan Stanley Variable Insurance Fund   |   Additional Information About Fund Investment Strategies and Related Risks
Additional Information About Fund Investment Strategies and Related Risks (Con’t)
substantially reduce the likelihood that such securities will be prepaid (e.g., significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).
The values of, and income generated by, CMBS may be adversely affected by changing interest rates, tightening lending standards, and other developments impacting the commercial real estate market, such as population shifts and other demographic changes, increasing vacancies (potentially for extended periods) and reduced demand for commercial and office space as well as maintenance or tenant improvement costs and costs to covert properties for other uses. These developments could result from, among other things, changing tastes and preferences (such as remote work arrangements) as well as cultural, technological, global or local economic and market developments. In addition, changing interest rate environments and associated changes in lending standards and higher refinancing rates may adversely affect the commercial real estate and CMBS markets. The occurrence of any of the foregoing or similar developments would likely increase default risk for the properties and loans underlying these investments as well as impact the value of, and income generated by, these investments. These developments could also result in reduced liquidity for CMBS.
Foreign Investing
To the extent that the Fund invests in foreign issuers, there is the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, some of the  Fund’s securities, including underlying securities represented by depositary receipts, may be denominated in foreign currencies. As a result, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of  the Fund’s investments. These changes may happen separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country. These risks may be intensified for  the Fund’s investments in securities of issuers located in emerging market or developing countries.
Foreign Securities
Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In addition, the prices of such securities may be susceptible to influence by large traders, due to the limited size of many foreign securities markets. Moreover, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to developments and changing conditions in such markets. Also, the growing  interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls or diplomatic developments that could affect  the Fund’s investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than the cost of investing in domestic securities.
Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. International trade barriers or economic sanctions against foreign countries, organizations, companies, entities and/or individuals may adversely affect the Fund’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by less stringent investor protections and disclosure standards, and governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of the Fund’s investments. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Moreover, if a deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could also be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Any of these actions could severely affect security prices, which could result in losses to the Fund and increased transaction costs, impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets back into the United States, or otherwise adversely affect the Fund’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When  the Fund holds illiquid investments, its portfolio may be harder to value.
Economic sanctions or other similar measures may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. The Fund’s investments in foreign securities are subject to trade laws and potential economic sanctions in
15

Morgan Stanley Variable Insurance Fund   |   Additional Information About Fund Investment Strategies and Related Risks
Additional Information About Fund Investment Strategies and Related Risks  (Con’t)
the United States and other jurisdictions. These laws and related governmental actions, including counter-sanctions and other retaliatory measures, can, from time to time, prevent or prohibit  the  Fund from investing in certain foreign securities. In addition, economic sanctions could prohibit the  Fund from transacting with particular countries, organizations, companies, entities and/or individuals by banning them from global payment systems that facilitate cross-border payments, restricting their ability to settle securities transactions, and freezing their assets. The imposition of sanctions and other similar measures could, among other things, cause a decline in the value of securities issued by the sanctioned country or companies located in, or economically linked to, the sanctioned country, downgrades in the credit ratings of the sanctioned country or companies located in, or economically linked to, the sanctioned country, devaluation of the sanctioned country’s currency, and increased market volatility and disruption in the sanctioned country and throughout the world. Economic sanctions or other similar measures could, among other things, effectively restrict or eliminate the  Fund’s ability to purchase or sell securities, negatively impact the value or liquidity of the  Fund’s investments, significantly delay or prevent the settlement of the  Fund’s securities transactions, force the  Fund to sell or otherwise dispose of investments at inopportune times or prices, increase the Fund’s transaction costs, make the Fund’s investments more difficult to value or impair the  Fund’s ability to meet its investment objective or invest in accordance with its investment strategies. These conditions may be in place for a substantial period of time and enacted with limited advance notice to the Fund. Even if the Fund does not have significant investments in securities affected by sanctions, sanctions or the threat of sanctions may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, including through global supply chain disruptions, increased inflationary pressures, and reduced economic activity, which could have a negative effect on the Fund’s performance. In addition, trade disputes may affect investor and consumer confidence and adversely affect financial markets and the broader economy, perhaps suddenly and to a significant degree. Events such as these and their impact on the Fund are difficult to predict.
In addition, the Holding Foreign Companies Accountable Act (the “HFCAA”) could cause securities of a foreign (non-U.S.) company, including American Depositary Receipts, to be delisted from U.S. stock exchanges if the company does not allow the U.S. government to oversee the auditing of its financial information. Although the requirements of the HFCAA apply to securities of all foreign (non-U.S.) issuers, the SEC has thus far limited its enforcement efforts to securities of Chinese companies. If securities are delisted, the Fund’s ability to transact in such securities will be impaired, and the liquidity and market price of the securities may decline. The Fund may also need to seek other markets in which to transact in such securities, which could increase the Fund’s costs.
Foreign Currency Forward Exchange Contracts
In connection with its investments in foreign securities, the Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Foreign currency forward exchange contracts may be used to seek to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency and proxy hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies.
Investments in foreign currency forward exchange contracts may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the Adviser expects. The Adviser’s success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. Foreign currency forward exchange contracts may be used for non-hedging purposes in seeking to meet the Fund’s investment objective, such as when the Adviser anticipates that particular  non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Fund’s investment portfolio. Investing in foreign currency forward exchange contracts for purposes of gaining from projected changes in exchange rates, as opposed to hedging currency risks applicable to the Fund’s holdings, further increases the Fund’s exposure to foreign securities losses. There is no assurance that the Adviser’s use of currency derivatives will benefit the Fund or that they will be, or can be, used at appropriate times.
Sovereign Debt Securities
The Fund may invest in debt obligations known as “sovereign debt,” which are obligations of governmental issuers in emerging market or developing countries and industrialized countries. Certain emerging market or developing countries are among the largest debtors to commercial banks and foreign governments. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when due in accordance with the terms of such obligations. Uncertainty surrounding the level and sustainability of sovereign debt of certain countries has at times increased volatility in the financial markets. In addition, a number of Latin American countries are among the largest debtors of developing countries and have a long history of reliance on foreign debt. Additional factors that may influence the ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government’s policy towards the International Monetary Fund, the World Bank and other multilateral agencies. A country whose exports are concentrated in a few commodities or
16

Morgan Stanley Variable Insurance Fund   |   Additional Information About Fund Investment Strategies and Related Risks
Additional Information About Fund Investment Strategies and Related Risks (Con’t)
whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third-parties’ commitments to lend funds, which may further impair the foreign sovereign obligor’s ability or willingness to timely service its debts. In addition, there is no legal process for collecting on a sovereign debt that a government does not pay or bankruptcy proceeding by which all or part of the sovereign debt that a government entity has not repaid may be collected.
China Risk
Investments in securities of Chinese issuers involve risks associated with investments in foreign markets as well as special considerations not typically associated with investments in the U.S. securities markets. For example, the Chinese government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. In addition, the Chinese government has taken actions that influenced the prices at which certain goods may be sold, encouraged companies to invest or concentrate in particular industries, induced mergers between companies in certain industries and induced private companies to publicly offer their securities. Investments in China involve risk of a total loss due to government action or inaction. Additionally, the Chinese economy is export-driven and highly reliant on trade. Adverse changes to the economic conditions of its primary trading partners, such as the United States, Japan and South Korea, would adversely impact the Chinese economy and the Fund’s investments. Moreover, a slowdown in other significant economies of the world, such as the United States, the European Union and certain Asian countries, may adversely affect economic growth in China. An economic downturn in China would adversely impact the Fund’s investments. In addition, certain securities are, or may in the future become restricted, and/or sanctioned by the U.S. government or other governments and the Fund may be forced to sell such restricted securities and incur a loss as a result. These and other developments, including government actions, may result in significant illiquidity risk or forced disposition for Chinese investments.
The Chinese securities markets are emerging markets characterized by a relatively small number of equity issues and relatively low trading volume, resulting in decreased liquidity, greater price volatility (caused by, among other things, military, diplomatic, or trade conflicts), and potentially fewer investment opportunities for the Fund. Ongoing political tension between the People’s Republic of China and the Hong Kong Special Administrative Region will have impacts on the economy of Hong Kong, and these impacts remain uncertain.
Risks of Investing through Bond Connect
The Fund may invest in fixed-income instruments listed and traded through the Bond Connect Program. Trading through Bond Connect is subject to a number of restrictions that may affect the Fund’s investments and returns. Moreover, fixed-income instruments purchased through Bond Connect generally may not be sold, purchased or otherwise transferred other than through Bond Connect in accordance with applicable rules. The Bond Connect program is a relatively new program and may be subject to further interpretation and guidance. There can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the Fund’s investments or returns.
Emerging Market Securities
The  Fund  may invest in emerging market or developing countries, which are countries that major international financial institutions generally consider to be less economically mature than developed nations (such as the United States or most nations in Western Europe). Emerging market or developing countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market or developing countries may be more precarious than in other countries. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries. In addition, due to jurisdictional limitations, U.S. authorities (e.g., SEC and the U.S. Department of Justice) may be limited in their ability to enforce regulatory or legal obligations in emerging market countries. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. These characteristics result in greater risk of price volatility in emerging market or developing countries, which may be heightened by currency fluctuations relative to the U.S. dollar.
Foreign Currency
Investments in foreign securities may be denominated in foreign currencies. The value of foreign currencies may fluctuate relative to the value of the U.S. dollar or other applicable foreign currency. Since the Fund may invest in such non-U.S. dollar-denominated securities, and therefore may convert the value of such securities into U.S. dollars, changes in currency exchange rates can increase or
17

Morgan Stanley Variable Insurance Fund   |   Additional Information About Fund Investment Strategies and Related Risks
Additional Information About Fund Investment Strategies and Related Risks  (Con’t)
decrease the U.S. dollar value of the Fund’s assets. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the overall economic health of the issuer. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. The Adviser may use derivatives to seek to reduce this risk. The Adviser may in its discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.
Asset-Backed Securities
Asset-backed securities apply the securitization techniques used to develop mortgage-backed securities to a broad range of other assets. Various types of assets, primarily automobile and credit card receivables and home equity loans, are pooled and securitized in pass-through structures similar to pass-through structures developed with respect to mortgage securitizations. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments (i.e., when a borrower pays back the principal of a debt obligation earlier than expected). Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates, although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.
Derivatives
The Fund  may, but  is not required to, use derivatives and other similar instruments for a variety of purposes, including hedging, risk management, portfolio management or to seek to earn income. Derivative instruments used by the Fund will be counted towards the Fund’s exposure in the types of securities listed herein to the extent they have economic characteristics similar to such securities. A derivative is a financial instrument whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. Derivatives and other similar instruments that create synthetic exposure often are subject to risks similar to those of the underlying asset or instrument and may be subject to additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid, risks arising from margin and payment requirements, risks arising from mispricing or valuation complexity and operational and legal risks. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments.
Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause  the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations  or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund’s investment objective, there is no assurance that the use of derivatives will achieve this result.
The derivative instruments and techniques that the Fund  may use include:
Futures. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. While the value of a futures contract tends to increase or decrease in tandem with the value of the underlying instrument, differences between the futures market and the market for the underlying asset may result in an imperfect correlation.  Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Fund’s initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by  the Fund of margin deposits in the event of bankruptcy of a broker with which  the Fund has open positions in the futures contract.
Options. If  the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument, foreign currency or contract, such as a swap agreement or futures contract, on the underlying instrument or foreign currency at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. If the Fund sells an option, it sells to another person the right to buy from or sell to the Fund a specific amount of the underlying instrument, swap, foreign currency, or futures contract on the underlying instrument or foreign currency at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC,  the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and  the Fund may have difficulty closing out its position. A
18

Morgan Stanley Variable Insurance Fund   |   Additional Information About Fund Investment Strategies and Related Risks
Additional Information About Fund Investment Strategies and Related Risks (Con’t)
decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.
Investments in foreign currency options may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the Adviser expects. There is a risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar or other applicable foreign currency. The price of the option may vary with changes in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Options on foreign currencies are affected by all of those factors that influence foreign exchange rates and foreign investment generally. Unanticipated changes in currency prices may result in losses to the Fund and poorer overall performance for the Fund than if it had not entered into such contracts. Options on foreign currencies are traded primarily in the OTC market, but may also be traded on U.S. and foreign exchanges.
Foreign currency options contracts may be used for hedging purposes or non-hedging purposes in pursuing the Fund’s investment objective, such as when the Adviser anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Fund’s investment portfolio. Investing in foreign currencies for purposes of gaining from projected changes in exchange rates, as opposed to only hedging currency risks applicable to the Fund’s holdings, further increases the Fund’s exposure to foreign securities losses. There is no assurance that the Adviser’s use of currency derivatives will benefit the Fund or that they will be, or can be, used at appropriate times.
Swaps.  The Fund may enter into OTC swap contracts or cleared swap transactions. An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other).  The Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap,  the Fund’s ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Certain swaps have begun trading on exchanges called swap execution facilities. Exchange trading is expected to increase liquidity of swaps trading. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis. The Fund may pay fees or incur costs each time it enters into, amends or terminates a swap agreement.
The  Fund’s  use of swaps may include those based on the credit of an underlying security, commonly referred to as “credit default swaps.” Where  the Fund is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by a third-party on the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When  the Fund is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event of the issuer of the referenced debt obligation.
Structured Investments.  The Fund also may invest a portion of  its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The  Fund will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because  the Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing  the Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.
Commodities
The Fund (primarily through the Subsidiary) may invest in instruments linked to the prices of physical commodities. Trading in commodity interests may involve substantial risks and investment exposure to the commodities markets may subject the Fund to
19

Morgan Stanley Variable Insurance Fund   |   Additional Information About Fund Investment Strategies and Related Risks
Additional Information About Fund Investment Strategies and Related Risks  (Con’t)
greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, including the imposition of tariffs, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds.
The low margin or premiums normally required in commodity futures trading may provide a large amount of leverage, and a relatively small change in the price of a security or contract can produce a disproportionately large profit or loss. There is no assurance that a liquid secondary market will exist for commodity futures contracts or options purchased or sold, and the Fund may be required to maintain a position until exercise or expiration, which could result in losses. Commodity futures positions may be illiquid because, for example, most U.S. commodity exchanges limit fluctuations in certain futures contract prices during a single day by regulations referred to as “daily price fluctuation limits” or “daily limits.” Once the price of a contract for a particular future has increased or decreased by an amount equal to the daily limit, positions in the future can neither be taken nor liquidated unless traders are willing to effect trades at or within the limit. Suspensions or disruptions of trading in the commodities markets may adversely affect the value of securities providing exposure to the commodities markets.
U.S. Government Securities
Different types of U.S. government securities are subject to different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a U.S. government-sponsored entity, such as Federal National Mortgage Association or Federal Home Loan Mortgage Corporation, although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. With respect to U.S. government securities that are not backed by the full faith and credit of the United States, there is the risk that the U.S. Government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.
The U.S. government securities that the Fund may purchase include U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government. In addition, the Fund may purchase securities issued or guaranteed by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are Government National Mortgage Association and the Federal Housing Administration. The Fund may also purchase securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the U.S. Treasury. Among these agencies and instrumentalities are Fannie Mae, Freddie Mac and the Federal Home Loan Banks. Further, the Fund may purchase securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Farm Credit System. Because these securities are not backed by the full faith and credit of the United States, there is a risk that the U.S. Government will not provide financial support to these agencies if it is not obligated to do so by law, and therefore these U.S. government securities involve greater credit risk than other types of U.S. government securities. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. The interest from U.S. government securities generally is not subject to state and local taxation. In addition, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could increase the risk that the U.S. government may default on payments on certain U.S. government securities and may cause the credit rating of the U.S. government to be downgraded. Any uncertainty regarding the ability of the United States to repay its debt obligations, and any default by the U.S. government, would have a negative impact on the Fund’s investments in U.S. government securities.
REITs
Investing in REITs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. REITs generally invest directly in real estate, in mortgages or in some combination of the two. Operating REITs require specialized management skills and the Fund indirectly bears management expenses along with the direct expenses of the Fund. The value of REITs  will also rise and fall in response to the management skill and creditworthiness  of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management or development of the underlying properties, which may also be subject to mortgage loans may be subject to the risks of default. REITs may be more volatile and/or more illiquid than other types securities, and publicaly traded REITs are also subject to risks associated with equity securities. In addition, individual REITs may own a limited number of properties and may concentrate in a particular region or property type. REITs may also be subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs also must satisfy specific requirements of the Code in order to qualify for tax-free pass-through income. The failure of a company to qualify as a REIT could have adverse consequences for the Fund, including significantly reducing the return to the Fund on its investment in such company. In addition, REITs, like mutual funds, have expenses, including management and administration fees, that are paid by their shareholders. As a result,  shareholders will directly bear the expenses of their investment in the Fund and indirectly bear the expenses of the Fund’s investments in REITs.
20

Morgan Stanley Variable Insurance Fund   |   Additional Information About Fund Investment Strategies and Related Risks
Additional Information About Fund Investment Strategies and Related Risks (Con’t)
Repurchase Agreements
Repurchase agreements are subject to risks associated with the possibility of default by the seller at a time when the collateral has declined in value, or insolvency of the seller, which may affect the Fund’s right to control the collateral.
Subsidiary Risk
By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are subject to the same risks that apply to similar investments if held directly by the Fund. These risks are described elsewhere in this Prospectus. There can be no assurance that the investment objectives of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described herein and could adversely affect the Fund.
Tax Risk
The Fund may seek to gain exposure to the commodity markets through investments in the Subsidiary. Historically, the IRS has issued private letter rulings in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes (the “Notes Rulings”) or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Code. The Fund has not received such a private letter ruling, and is not able to rely on private letter rulings issued to other taxpayers. The IRS issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act. In connection with issuing such revenue procedure, the IRS has revoked the Notes Rulings. The IRS also issued final regulations that would generally treat the Fund’s income inclusion with respect to the Subsidiary as qualifying income either if (A) there is a current distribution out of the earnings and profits of the Subsidiary that are attributable to such income inclusion or (B) such inclusion is derived with respect to the Fund’s business of investing in stock, securities, or currencies. The tax treatment of the Fund’s investments in the Subsidiary may be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS that could affect whether income derived from such investments is “qualifying income” under Subchapter M of the Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund. No assurances can be provided that the IRS would not be able to successfully assert that the Fund’s income from such investments was not “qualifying income,” in which case the Fund would fail to qualify as a regulated investment company under Subchapter M of the Code if over 10% of its gross income was derived from these investments. If the Fund failed to qualify as a regulated investment company, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders. Additionally, the failure to qualify as a regulated investment company could have significant adverse tax consequences to the holders of the contracts and annuities which invest in the Fund through a separate account. The Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.
Active Management Risk
In pursuing the Fund’s investment objective, the Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis, and which trading strategies it uses. For example, the Adviser, in its discretion, may determine to use some permitted trading strategies while not using others. The success or failure of such decisions will affect the Fund’s performance.
In addition, it is expected that confidential or material non-public information regarding an investment or potential investment opportunity may become available to the Adviser. If such information becomes available, the Adviser may be precluded (including by applicable law or internal policies or procedures) from pursuing an investment or disposition opportunity with respect to such investment or investment opportunity and the Adviser may be restricted in its ability to cause the Fund to buy or sell securities of an issuer for substantial periods of time when the Fund otherwise could realize profit or avoid loss. This may adversely affect the Fund’s flexibility with respect to buying or selling securities and may impair the Fund’s liquidity.
Investment Company Securities
Subject to the limitations set forth in the 1940 Act, or as otherwise permitted by the SEC, the Fund may acquire shares in other investment companies, including foreign investment companies, ETFs and money market funds (which may be managed by the Adviser or its affiliates). The market value of the shares of other investment companies may differ from the  NAV of the Fund. The shares of closed-end investment companies frequently trade at a discount to their NAV. As a shareholder in an investment company, the Fund would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees. At the same time, the Fund would continue to pay its own advisory and administration fees and other expenses. As a result, the Fund and its shareholders will directly bear the expenses of their investment in the Fund and indirectly bear the expenses of the Fund’s investments in  other investment companies.
21

Morgan Stanley Variable Insurance Fund   |   Additional Information About Fund Investment Strategies and Related Risks
Additional Information About Fund Investment Strategies and Related Risks  (Con’t)
When-Issued Securities, Delayed Delivery Securities, TBAs and Forward Commitments
The Fund may purchase or sell securities that it is entitled to receive on a when-issued basis. The Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment (including a TBA (to be announced) basis). These transactions involve the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The  Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. For example, the Fund may invest in TBAs, which settle on a delayed delivery basis. In a TBA transaction, the seller agrees to deliver the MBS for an agreed upon price on an agreed upon future date, but makes no guarantee as to which or how many securities are to be delivered. Accordingly, the Fund’s investments in TBAs are subject to risks such as failure of the counterparty to perform its obligation to deliver the security, the characteristics of a security delivered to the Fund may be less favorable than expected and the security the Fund buys will lose value prior to its delivery. Investments in TBAs may give rise to a form of leverage. Leverage may cause the Fund to be more volatile than if the Fund had not been leveraged and may increase the impact that gains (losses) have on the Fund. Further, TBAs may increase the Fund’s portfolio turnover rate. FINRA rules include mandatory margin requirements that will require the Fund to post collateral in connection with its TBA transactions, which could increase the cost of TBA transactions to the Fund and impose added operational complexity.
The  Fund’s purchase of other securities on a when-issued, delayed delivery or through a forward commitment basis are subject to similar risks, including counterparty risk and that the value of securities in these transactions on the delivery date may be less than the price paid by the Fund to purchase the securities. In addition, there can be no assurance that a security purchased on a when-issued basis will be issued. When the Fund has sold a security on a  when-issued, delayed delivery, or forward commitment basis, the Fund does not benefit if the value of the security appreciates above the sale price during the commitment period and the Fund is subject to failure of the counterparty to pay for the securities.
Large Shareholder Transactions Risk
The  Fund may experience adverse effects when certain shareholders, or shareholders collectively, purchase or redeem large amounts of shares of the Fund. Such larger than normal redemptions may cause the  Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the  Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also increase transaction costs. In addition, a large redemption could result in the  Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.  Although large shareholder transactions may be more frequent under certain circumstances, the  Fund is generally subject to the risk that shareholders can purchase or redeem a significant percentage of Fund shares at any time.
Temporary Defensive Investments
Under adverse or unstable market conditions or abnormal circumstances or when the Adviser believes that changes in market, economic, political or other conditions warrant, the Fund may, in the discretion of the Adviser, take temporary positions that are inconsistent with the Fund’s principal investment strategy in attempting to respond to such conditions or circumstances. For example, the Fund may invest without limit in cash, cash equivalents or other fixed-income instruments for temporary defensive purposes. If the Adviser incorrectly predicts the effects of these changes, or during periods of temporary defensive or other temporary positions, such temporary investments may adversely affect the Fund’s performance and the Fund may not achieve its investment objective.
Portfolio Turnover
Consistent with its investment policies, the Fund will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause the Fund to incur additional transaction costs. The Fund may engage in frequent trading of securities to achieve its investment objective.
Regulatory and Legal Risk
U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
The SEC has recently proposed amendments to Rule 22e-4 of the 1940 Act that, if adopted, would result in changes to the Fund’s liquidity classification framework and could potentially increase the percentage of the Fund’s investments classified as illiquid. In addition, the Fund’s operations and investment strategies may be adversely impacted if the proposed amendments are adopted.
22

Morgan Stanley Variable Insurance Fund | Fund Management
Fund Management
Adviser
Morgan Stanley Investment Management Inc., with principal offices at 1585 Broadway, New York, NY 10036, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley (NYSE: “MS”) is the parent of the Adviser, which is the parent of the Distributor. Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of  December 31, 2023,  the Adviser, together with its affiliated asset management companies, had approximately $1.5  trillion in assets under management or supervision.
The Adviser and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Fund) to certain affiliated or unaffiliated brokers, dealers and/or certain insurance companies or other financial intermediaries or service providers in connection with the sale, distribution, marketing and/or retention of shares of the Fund and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of the Fund’s shares over other investment options. Any such payments will not change the NAV or the price of the Fund’s shares. For more information, please see the Fund’s SAI.
Sub-Adviser
The Adviser has entered into a Sub-Advisory Agreement with Morgan Stanley Investment Management Limited, located at 25 Cabot Square, Canary Wharf, London, E14 4QA, England. The Sub-Adviser is a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with investment advisory services subject to the overall supervision of the Adviser and the Fund’s officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.
Advisory Fee
For the fiscal year ended December 31, 2023, the Adviser received a fee for advisory services (net of fee waivers, if applicable) equal to 0.00% of the Fund’s average daily net assets. For purposes of calculating the fees for the Fund, the net assets of the Fund include the value of the Fund’s interest in the Subsidiary. Pursuant to a management agreement between the Adviser and the Subsidiary (the “Subsidiary Investment Management Agreement”), the Adviser will receive certain fees for managing the Subsidiary’s assets and the Adviser will waive or credit such amounts against the fees payable to the Adviser by the Fund. This waiver may not be terminated by the Adviser and will remain in effect for as long as the Adviser’s contract with the Subsidiary is in place.
The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund, if necessary, if such fees would cause the total annual operating expenses of the Fund to exceed 0.90% of average daily net assets for Class I. In determining the actual amount of fee waiver and/or expense reimbursement for the Fund, if any, the Adviser excludes from total annual operating expenses, acquired fund fees and expenses (as applicable), certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation). The fee waivers and/or expense reimbursements for the Fund will continue for at least one year from the date of this Prospectus or until such time as the Company’s Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.  The Adviser may make additional voluntary fee waivers and/or expense reimbursements. The Adviser may discontinue these voluntary fee waivers and/or expense reimbursements at any time in the future.
The Fund’s annual operating expenses may vary throughout the period and from year to year. The Fund’s actual expenses may be different than the expenses listed in the Fund’s fee and expense table based upon the extent and amount of a fee waiver and/or expense reimbursement.
A discussion regarding the Board of Directors’ approval of the investment advisory and sub-advisory agreements is available in the Fund’s Semi-Annual Report to Shareholders for the period ended June 30, 2023.
The Adviser provides investment advisory services to the Subsidiary pursuant to the Subsidiary Investment Management Agreement. Under the Subsidiary Investment Management Agreement, the Adviser provides the Subsidiary with the same type of investment advisory services as are provided to the Fund.
The Company and the Subsidiary have entered into contracts for the provision of custody and audit services with service providers.
The Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Company. As a result, the Adviser, in managing the Subsidiary’s portfolio, is subject to the same investment policies and restrictions that apply to the management of the Fund (although the Subsidiary may invest without limitation in commodity-related instruments) and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage and the timing and method of valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. Certain of these policies and restrictions are described in detail in the Fund’s SAI.
23

Morgan Stanley Variable Insurance Fund | Fund Management
Fund Management (Con’t)
The consolidated financial statements of the Subsidiary are included in the Annual Report and Semi-Annual Report of the Fund provided to shareholders.
Portfolio Management
The Fund is managed by members of the Global Multi-Asset team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund are Cyril Moullé-Berteaux and Mark A. Bavoso.
Messrs. Moullé-Berteaux has been associated with the Adviser or its affiliates in an investment management capacity since August 2011. Mr. Bavoso has been associated with the Adviser in an investment management capacity since 1986.
Team members collaborate to manage the assets of the Fund.
The Fund’s SAI provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.
The composition of the team may change from time to time.
24

Morgan Stanley Variable Insurance Fund  |  Shareholder Information
Shareholder Information
Share Class
This Prospectus offers Class I shares of the Fund. The Company also offers Class II shares of the Fund through a separate prospectus. Class II shares are subject to higher expenses due to the imposition of a 12b-1 fee. For eligibility information, contact your insurance company or qualified pension or retirement plan.
Purchasing and Selling Fund Shares
Shares are offered on each day that the New York Stock Exchange (the “NYSE”) is open for business except as noted below.
The Fund offers its shares only to insurance companies (and other funds that serve as underlying investment options for variable insurance and annuity contracts (i.e., variable insurance funds))  for separate accounts that they establish to fund variable life insurance and variable annuity contracts, and to other entities under qualified pension and retirement plans. An insurance company purchases or redeems shares of the Fund based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to, and from, separate accounts.
The Fund normally makes payment for all shares redeemed within one business day of receipt of the request, and in no event more than seven days after receipt of a redemption request in good order (other than as set forth below). However, contract owners who allocate a portion of their contract to the Fund through the variable life insurance or variable annuity contracts previously described do not deal directly with the Fund to purchase and redeem shares. Please refer to the prospectus of the variable life insurance policy or variable annuity contract for information on the allocation, transfer and withdrawal of amounts to, and from, separate accounts.
The Fund typically expects to meet redemption requests by using a combination of sales of securities held by the Fund and/or holdings of cash and cash equivalents. On a less regular basis, the Fund also reserves the right to use borrowings to meet redemption requests, and the Fund may use these methods during both normal and stressed market conditions.
The Company may suspend redemption privileges or postpone the date of payment for more than seven days (i) during any period that the NYSE is closed other than customary week-end and holiday closings, or trading on the NYSE is restricted as determined by the SEC, (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets and (iii) for such other periods as the SEC may permit.
The Fund currently does not foresee  disadvantages to variable product contract owners or qualified plan participants arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer different types of variable annuity and variable life insurance products and various other entities under qualified pension and retirement plans. Nevertheless material irreconcilable conflicts may possibly arise among the interests of these investors. The Board of Directors that oversees the Fund intends to monitor events to identify any such material irreconcilable conflicts and to determine what action, if any, should be taken in response.
Pricing of Fund Shares
The price per share will be the NAV next determined after the Company or the insurance company receives your purchase or redemption order in good order. NAV is the value of one share’s portion of all of the net assets in the Fund. The Company determines the NAV for the Fund as of the close of the NYSE (normally 4:00 p.m. Eastern time) on each day that the NYSE is open for business. Shares will generally not be priced on days that the NYSE is closed. The Fund may elect to remain open and price its shares on days when the NYSE is closed but the primary securities markets on which the Fund’s securities trade remain open. If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the Fund reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as the Adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations.
Trading of securities that are primarily listed on foreign exchanges may take place on weekends and other days when the Fund does not price its shares. Therefore, to the extent, if any, that the Fund invests in securities primarily listed on foreign exchanges, the value of the Fund’s securities may change on days when you will not be able to purchase or sell your shares.
The Fund may invest up to 25% of its total assets in shares of the Subsidiary. The Subsidiary offers to redeem all or a portion of its shares at its current NAV every regular business day. The value of shares of the Subsidiary fluctuates with the value of the Subsidiary’s portfolio investments. The Subsidiary prices its portfolio investments pursuant to the same pricing and valuation methodologies and procedures used by the Fund, which require, among other things, that each of the Subsidiary’s portfolio investments be marked-to-market (that is, the value on the Subsidiary’s books changes) each business day to reflect changes in the market value of each investment.
25

Morgan Stanley Variable Insurance Fund  |  Shareholder Information
Shareholder Information (Con’t)
About Net Asset Value
The NAV of Class I shares is determined by dividing the total of the value of the Fund’s investments and other assets attributable to Class I, less any liabilities attributable to Class I, by the total number of outstanding shares of Class I. In making this calculation, the Fund generally values its portfolio securities and other assets at market price. When no market quotations are readily available for a security or other asset, including circumstances under which the Adviser determines that a market quotation is not accurate, fair value for the security or other asset will be determined in good faith using methods approved by the Board of Directors. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (e.g., a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined in good faith using methods approved by the Company’s Board of Directors. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer specific development that is likely to have changed the value of the security. In these cases, the Fund’s NAV will reflect certain portfolio securities’ fair value rather than their market price. To the extent the Fund invests in open-end management companies (other than ETFs) that are registered under the 1940 Act, the Fund’s NAV is calculated based, in relevant part, upon the NAV of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.
Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security or other asset is materially different than the value that could be realized upon the sale of that security or other asset. With respect to securities that are primarily listed on foreign exchanges, the values of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your shares. The  NAV of the Fund (excluding any applicable sales charges) is based on the value of the Fund’s portfolio securities or other assets. Although the assets of each class are invested in the same portfolio of securities or other assets, the NAV of each class will differ because the classes have different class specific expenses.
The Fund relies on various sources to calculate its NAV. The ability of the Fund’s provider of administrative services to calculate the NAV per share of the Fund is subject to operational risks associated with processing or human errors, systems or technology failures, cyber attacks and errors caused by third party service providers, data sources or trading counterparties. Such failures may result in delays in calculating the Fund’s NAV and/or the inability to calculate NAV over extended periods. The Fund may be unable to recover any losses associated with such failures. In addition, if the third party service providers and/or data sources upon which the Fund directly or indirectly relies to calculate its NAV or price individual securities are unavailable or otherwise unable to calculate the NAV correctly, it may be necessary for alternative procedures to be utilized to price the securities at the time of determining the Fund’s NAV.
The NAV of Class I  shares will differ from that of Class II  shares because of class-specific expenses that each class may pay.
Dividends and Distributions
The Fund distributes its net investment income, if any, at least annually as dividends and makes distributions of its net realized capital gains, if any, at least annually.
Inactive Accounts and Risk of Escheatment
In accordance with state “unclaimed property” laws, your Fund shares may legally be considered abandoned and required to be transferred to the relevant state (also known as “escheatment”) under various circumstances. These circumstances, which vary by state, can include inactivity (e.g., no owner-initiated contact for a certain period), returned mail (e.g., when mail sent to a shareholder is returned by the post office as undeliverable), uncashed checks or a combination of these. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Fund or your Financial Intermediary. Since states’ statutory requirements regarding inactivity differ, it is important to regularly contact your Financial Intermediary or the Fund’s transfer agent. The process described above, and the application of state escheatment laws, may vary by state and/or depending on how shareholders hold their shares in the Fund.
It is your responsibility to ensure that you maintain a valid mailing address for your account, keep your account active by contacting your Financial Intermediary or the Fund’s transfer agent (e.g., by mail or telephone), and promptly cash all checks for dividends, capital gains and redemptions. Neither the Fund nor the Adviser will be liable to shareholders or their representatives for good faith compliance with escheatment laws.
For more information, please contact us at 1-888-378-1630.
Taxes
The Fund expects that it will not have to pay federal income taxes if it distributes annually all of its net investment income and net realized capital gains. The Fund does not expect to be subject to federal excise taxes with respect to undistributed income.
The Fund may be subject to foreign withholding taxes with respect to its income from foreign jurisdictions. Special rules apply to certain transactions in a foreign currency.
26

Morgan Stanley Variable Insurance Fund  |  Shareholder Information
Shareholder Information (Con’t)
Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Fund and federal income taxation of owners of variable annuity or variable life insurance contracts, refer to the contract prospectus.
Because each investor’s tax circumstances are unique and the tax laws may change, shareholders should consult a tax advisor about the federal, state and local tax consequences applicable to their investment.
Frequent Purchases and Redemptions of Shares
Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners or qualified plan participants is referred to as “market-timing” or “short-term trading” and may present risks for other contract owners or participants with long-term interests in the Fund, which may include, among other things, dilution in the value of the Fund’s shares indirectly held by contract owners or participants with long-term interests in the Fund, interference with the efficient management of the Fund, increased brokerage and administrative costs and forcing the Fund to hold excess levels of cash.
In addition, the Fund is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Fund’s securities trade and the time the Fund’s NAV is calculated (“time-zone arbitrage”). For example, a market-timer may submit instructions for the purchase of shares of the Fund based on events occurring after foreign market closing prices are established, but before the Fund’s NAV calculation that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Fund’s shares the next day when the Fund’s share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Fund.
Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price-arbitrage”). Investments in certain fixed-income securities, such as high yield bonds, may be adversely affected by price arbitrage trading strategies. The Fund’s policies with respect to valuing portfolio securities are described above in “About Net Asset Value.”
The Company’s Board of Directors has adopted policies and procedures to discourage frequent purchases and redemptions of Fund shares by Fund shareholders. Insurance companies or qualified plans generally do not provide specific contract owner or plan participant transaction instructions to the Fund on an ongoing basis. Therefore, to some extent, the Fund relies on the insurance companies and qualified plans to monitor frequent short-term trading by contract owners. However, the Fund has entered into agreements with insurance companies and qualified plans whereby the insurance companies and qualified plans are required to provide certain contract owner identification and transaction information upon the Fund’s request. The Fund may use this information to help identify and prevent market-timing activity in the Fund. There can be no assurance that the Fund will be able to identify or prevent all market-timing activity.
If the Fund identifies suspected market-timing activity, the insurance company or qualified plan will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners or participants). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Fund. If the insurance company or qualified plan is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners or participants may be able to engage in frequent trading to the detriment of contract owners or participants with long-term interests in the Fund. If the insurance company or qualified plan refuses to take remedial action, or takes action that the Fund deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company or qualified plan.
Portfolio Holdings Information
A description of the Company’s  policies and procedures with respect to the disclosure of the Fund’s securities is available in the Fund’s SAI.
27

Morgan Stanley Variable Insurance Fund  |  Shareholder Information
Shareholder Information (Con’t)
Potential Conflicts of Interest
As a diversified global financial services firm, Morgan Stanley, the parent company of the Adviser, engages in a broad spectrum of activities, including financial advisory services, investment management activities, lending, commercial banking, sponsoring and managing private investment funds, engaging in broker-dealer transactions and principal securities, commodities and foreign exchange transactions, research publication and other activities. In the ordinary course of its business, Morgan Stanley is a full-service investment banking and financial services firm and therefore engages in activities where Morgan Stanley’s interests or the interests of its clients may conflict with the interests of the Fund. Morgan Stanley advises clients and sponsors, manages or advises other investment funds and investment programs, accounts and businesses (collectively, together with any new or successor funds, programs, accounts or businesses, the ‘‘Affiliated Investment Accounts’’) with a wide variety of investment objectives that in some instances may overlap or conflict with the Fund’s investment objectives and present conflicts of interest. In addition, Morgan Stanley may also from time to time create new or successor Affiliated Investment Accounts that may compete with the Fund and present similar conflicts of interest. The discussion below enumerates certain actual, apparent and potential conflicts of interest. There is no assurance that conflicts of interest will be resolved in favor of Fund shareholders and, in fact, they may not be. Conflicts of interest not described below may also exist.
For more information about conflicts of interest, see the section entitled “Potential Conflicts of Interest” in the SAI.
Material Nonpublic Information. It is expected that confidential or material nonpublic information regarding an investment or potential investment opportunity may become available to the Adviser. If such information becomes available, the Adviser may be precluded (including by applicable law or internal policies or procedures) from pursuing an investment or disposition opportunity with respect to such investment or investment opportunity. Morgan Stanley has established certain information barriers and other policies to address the sharing of information between different businesses within Morgan Stanley. In limited circumstances, however, including for purposes of managing business and reputational risk, and subject to policies and procedures and any applicable regulations, personnel, including personnel of the investment adviser, on one side of an information barrier may have access to information and personnel on the other side of the information barrier through “wall crossings.” The Adviser faces conflicts of interest in determining whether to engage in such wall crossings. Information obtained in connection with such wall crossings may limit or restrict the ability of the Adviser to engage in or otherwise effect transactions on behalf of the Fund (including purchasing or selling securities that the Adviser may otherwise have purchased or sold for the Fund in the absence of a wall crossing).
Investments by Morgan Stanley and its Affiliated Investment Accounts. In serving in multiple capacities to Affiliated Investment Accounts, Morgan Stanley, including the Adviser and the Investment team, may have obligations to other clients or investors in Affiliated Investment Accounts, the fulfillment of which may not be in the best interests of the Fund or its shareholders. The Fund’s investment objectives may overlap with the investment objectives of certain Affiliated Investment Accounts. As a result, the members of an Investment team may face conflicts in the allocation of investment opportunities among the Fund and other investment funds, programs, accounts and businesses advised by or affiliated with the Adviser. Certain Affiliated Investment Accounts may provide for higher management or incentive fees or greater expense reimbursements or overhead allocations, all of which may contribute to this conflict of interest and create an incentive for the Adviser to favor such other accounts. To seek to reduce potential conflicts of interest and to attempt to allocate such investment opportunities in a fair and equitable manner, the Adviser has implemented allocation policies and procedures. These policies and procedures are intended to give all clients of the Adviser, including the Fund, fair access to investment opportunities consistent with the requirements of organizational documents, investment strategies, applicable laws and regulations, and the fiduciary duties of the Adviser.
Payments to Broker-Dealers and Other Financial Intermediaries. The Adviser and/or the Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to certain Financial Intermediaries (which may include affiliates of the Adviser and Distributor), including recordkeepers and administrators of various deferred compensation plans, in connection with the sale, distribution, marketing and retention of shares of the Fund and/or shareholder servicing. The prospect of receiving, or the receipt of, additional compensation, as described above, by Financial Intermediaries may provide such Financial Intermediaries and their financial advisors and other salespersons with an incentive to favor sales of shares of the Fund over other investment options with respect to which these Financial Intermediaries do not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund or the amount that the Fund receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and should review carefully any disclosures provided by Financial Intermediaries as to their compensation. In addition, in certain circumstances, the Adviser restricts, limits or reduces the amount of the Fund’s investment, or restricts the type of governance or voting rights it acquires or exercises, where the Fund (potentially together with Morgan Stanley) exceeds a certain ownership interest, or possesses certain degrees of voting or control or has other interests.
Morgan Stanley Trading and Principal Investing Activities. Notwithstanding anything to the contrary herein, Morgan Stanley will generally conduct its sales and trading businesses, publish research and analysis, and render investment advice without regard for the Fund’s holdings, although these activities could have an adverse impact on the value of one or more of the Fund’s investments, or
28

Morgan Stanley Variable Insurance Fund  |  Shareholder Information
Shareholder Information (Con’t)
could cause Morgan Stanley to have an interest in one or more portfolio investments that is different from, and potentially adverse to, that of the Fund.
Morgan Stanley’s Investment Banking and Other Commercial Activities. Morgan Stanley advises clients on a variety of mergers, acquisitions, restructuring, bankruptcy and financing transactions. Morgan Stanley may act as an advisor to clients, including other investment funds that may compete with the Fund and with respect to investments that the Fund may hold. Morgan Stanley may give advice and take action with respect to any of its clients or proprietary accounts that may differ from the advice given, or may involve an action of a different timing or nature than the action taken, by the Fund. Morgan Stanley may give advice and provide recommendations to persons competing with the Fund and/or any of the Fund’s investments that are contrary to the Fund’s best interests and/or the best interests of any of its investments. Morgan Stanley’s activities on behalf of its clients (such as engagements as an underwriter or placement agent) may restrict or otherwise limit investment opportunities that may otherwise be available to the Fund.
Morgan Stanley may be engaged to act as a financial advisor to a company in connection with the sale of such company, or subsidiaries or divisions thereof, may represent potential buyers of businesses through its mergers and acquisition activities and may provide lending and other related financing services in connection with such transactions. Morgan Stanley’s compensation for such activities is usually based upon realized consideration and is usually contingent, in substantial part, upon the closing of the transaction. Under these circumstances, the Fund may be precluded from participating in a transaction with or relating to the company being sold or participating in any financing activity related to a merger or an acquisition.
29

Morgan Stanley Variable Insurance Fund   |   Consolidated Financial Highlights
Consolidated Financial Highlights
The consolidated financial highlights table that follows is intended to help you understand the financial performance of the Fund’s Class I shares for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). In addition, this performance information does not include the impact of any charges by your insurance company. If it did, returns would be lower.
The ratios of expenses to average net assets listed in the table below for Class I shares are based on the average net assets of the Fund for each of the periods listed in the table. To the extent that the Fund’s average net assets decrease over the Fund’s next fiscal year, such expense ratios can be expected to increase, potentially significantly, because certain fixed costs will be spread over a smaller amount of assets.
The information below has been derived from the consolidated financial statements audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm. Ernst & Young LLP’s report, along with the Fund’s consolidated financial statements, are incorporated by reference into the Fund’s SAI. The Annual Report to Shareholders (which includes the Fund’s consolidated financial statements) and SAI are available at no cost from the Company at the toll-free number noted on the back cover to this Prospectus or from your insurance company.
30

Morgan Stanley Variable Insurance Fund   |   Consolidated Financial Highlights
Global Strategist Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$7.64	$11.30	$10.99	$10.91	$9.85
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.17	0.14	0.10	0.09	0.16
Net Realized and Unrealized Gain (Loss)	0.89	(2.07)	0.81	0.95	1.56
Total from Investment Operations	1.06	(1.93)	0.91	1.04	1.72
Distributions from and/or in Excess of:
Net Investment Income	(0.13)	—	(0.21)	(0.16)	(0.20)
Net Realized Gain	—	(1.73)	(0.39)	(0.80)	(0.46)
Total Distributions	(0.13)	(1.73)	(0.60)	(0.96)	(0.66)
Net Asset Value, End of Period	$8.57	$7.64	$11.30	$10.99	$10.91
Total Return(2)	14.07%(3)	(16.94)%	8.37%	10.92%	17.77%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$68,557	$66,072	$88,704	$88,563	$89,575
Ratio of Expenses Before Expense Limitation	1.69%	1.77%	1.52%	1.59%	1.49%
Ratio of Expenses After Expense Limitation	0.87%(4)(5)	0.88%(5)	0.90%(5)	0.88%(5)	0.88%(5)
Ratio of Net Investment Income	2.06%(4)(5)	1.59%(5)	0.89%(5)	0.89%(5)	1.55%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.02%	0.02%	0.00%(6)	0.02%	0.02%
Portfolio Turnover Rate	102%	99%	111%	114%	124%

(1)	Per share amount is based on average shares outstanding.
(2)
Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total return would be lower.

(3)
Refer to Note B in the Notes to Consolidated Financial Statements for discussion of prior period transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class I shares.

(4)
If the Fund had not received the reimbursement of transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class I shares:

	Period Ended	Expense Ratio	Net Investment Income Ratio
	December 31, 2023	0.88%	2.05%
(5)
The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(6)	Amount is less than 0.005%.
31

(This page intentionally left blank)

(This page intentionally left blank)

Where to Find Additional Information
Statement of Additional Information
In addition to this Prospectus, the Fund has an SAI, dated April 30, 2024  (as may be supplemented from time to time), which contains additional, more detailed information about the Company and the Fund. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.
Shareholder Reports
The Company publishes Annual and Semi-Annual Reports (“Shareholder Reports”) containing consolidated financial statements. These reports contain additional information about the Fund’s investments. In the Fund’s Shareholder Reports, you will find a discussion of the market conditions and the investment strategies that significantly affected the Fund’s performance during the last fiscal year. For additional Company information, including information regarding the investments comprising the Fund, and to make shareholder inquiries, please call 1-800-869-6397 or contact your insurance company.
You may obtain the SAI and Shareholder Reports without charge by contacting the Company at the toll-free number above or your insurance company or on our web site at www.morganstanley.com/im.
Shareholder Reports and other information about the Company are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.
To aid you in obtaining this information, the Company’s 1940 Act registration number is 811-7607.
© 2024 Morgan Stanley

Morgan Stanley Variable  Insurance Fund, Inc.
Global Strategist Portfolio

Prospectus   |   April 30, 2024

Share Class	Ticker Symbol
Class II	MGTPX
Morgan Stanley Variable Insurance Fund, Inc.  (the “Company”) is a mutual fund that provides investment vehicles for variable annuity contracts and variable life insurance policies and for certain tax-qualified investors. In this prospectus, shares of the  Global Strategist Portfolio  (the “Fund”) are being offered.

The Securities and Exchange Commission (“SEC”) and the Commodities Futures Trading Commission (the “CFTC”) have not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
An investment in the Fund is not a bank deposit and is not insured by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves investment risks, and you may lose money in the Fund.

Morgan Stanley Variable Insurance Fund  |  Fund Summary
Global Strategist Portfolio
Investment Objective
The Fund seeks total return.
Fees and Expenses
The table below describes the fees and expenses that you may pay if you buy, hold and sell Class II shares of the Fund. The Fund does not charge any sales loads or other fees when you purchase or redeem shares. The table and the example below do not reflect the impact of any charges by your insurance company. If they did, Total Annual Fund Operating Expenses would be higher. You may pay fees other than the fees and expenses of the Fund, such as brokerage commissions and other fees charged by financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses  (expenses that you pay each year as a percentage of the value of your investment)

Advisory Fee*	0.75%
Distribution (12b-1) Fee	0.25%
Other Expenses**	0.94%
Total Annual Fund Operating Expenses***	1.94%
Fee Waiver and/or Expense Reimbursement***	0.94%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement***	1.00%
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class II	$102	$518	$960	$2,188
*	“Advisory Fee” includes the management fee of the Subsidiary (as defined below). The Fund’s “Adviser,” Morgan Stanley Investment Management Inc., has agreed to waive or credit a portion of the advisory fee in an amount equal to the management fee paid to the Adviser by the Subsidiary.
**	“Other Expenses” include expenses of the Fund’s and Subsidiary’s (as defined below) most recent fiscal year.
***	The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that Total Annual Fund Operating Expenses, excluding acquired fund fees and expenses (as applicable), certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class II. In addition, the Fund’s “Distributor,” Morgan Stanley Distribution, Inc., has agreed to waive 0.15% of the 0.25% 12b-1 fee that it may receive. These fee waivers and/or expense reimbursements will continue for at least one year from the date of this Prospectus or until such time as the Company’s Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 102% of the average value of its portfolio.
Principal Investment Strategies
The Adviser and/or the Fund’s “Sub-Adviser,” Morgan Stanley Investment Management Limited, seek to achieve the Fund’s investment objective by investing primarily in a blend of equity and fixed-income securities of U.S. and non-U.S. issuers. Equity securities may include common and preferred stocks, depositary receipts, convertible securities, equity-linked securities, real estate investment trusts (“REITs”), rights and warrants to purchase equity securities and limited partnership interests. Fixed-income securities may include mortgage-related or mortgage-backed securities, floating rate securities, inflation-linked fixed-income securities, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, securities issued or guaranteed by non-U.S. governments, their agencies or instrumentalities, corporate bonds and notes issued by U.S. and non-U.S. entities.
The Adviser and/or Sub-Adviser will utilize a top-down investment approach that focuses on asset class, sector, region, country and currency and thematic allocations. The Fund’s allocations will be based upon the Adviser’s and/or Sub-Adviser’s evaluations and analyses, taking into account results of its fundamental market research and recommendations generated by the Adviser’s and/or Sub-Adviser’s quantitative models. The Adviser’s and/or Sub-Adviser’s research process focuses on the following factors across asset classes: 1) valuation (both relative and absolute), 2) dynamics, including earnings revisions, interest rate policy and inflation expectations and

Morgan Stanley Variable Insurance Fund | Fund Summary
Global Strategist Portfolio (Con’t)
3) technicals, such as investor flows and sentiment. The Fund may invest in any country, including developing or emerging market countries. The Fund’s investments may be U.S. and non-U.S. dollar denominated. In determining whether to sell a security, the Adviser and/or Sub-Adviser consider a number of factors, including changes in capital appreciation potential, or the overall assessment of asset class, sector, region, country, and currency and thematic allocation shifts.
The Fund may invest a portion of its assets in below investment grade fixed-income securities (commonly referred to as “junk bonds”). The Fund may also invest in restricted and illiquid securities. The mortgage-backed securities in which the Fund may invest include mortgage pass-through securities that represent a participation interest in a pool of mortgage loans originated by U.S. governmental or private lenders such as banks.
The Fund may also invest up to 10% of its total assets in other investment companies, including exchange-traded funds (“ETFs”).
The Fund may, but it is not required to, use derivatives and similar instruments for a variety of purposes, including hedging, risk management, Fund management or to earn income. The Fund’s use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps and structured investments (including commodity-linked notes), and other similar instruments and techniques. The Fund may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Fund will be counted toward the Fund’s exposure to the types of securities listed above to the extent they have economic characteristics similar to such securities.
The Fund may, consistent with its principal investment strategies, invest up to 25% of its total assets in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary may invest, directly or indirectly through the use of derivatives, in securities, commodities, commodity-related instruments and other investments, primarily futures, swaps and notes. The Subsidiary is advised by the Adviser.
Investments in the Subsidiary are intended to provide the Fund with exposure to commodities markets within the limitations of the federal tax requirements that apply to the Fund. The Subsidiary primarily obtains its commodity exposure by investing in commodity-linked derivative instruments, which may include, but are not limited to, total return swaps, commodity (U.S. or foreign) futures and commodity-linked notes. The Subsidiary may also invest in other instruments, including fixed-income securities, either as investments or to serve as margin or collateral for its swap positions and foreign currency transactions (including forward contracts).
Principal Risks
There is no assurance that the Fund will achieve its investment objective, and you can lose money investing in this Fund. The principal risks of investing in the Fund include:

•
Equity Securities. In general, prices of equity securities are more volatile than those of fixed-income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic, political conditions and public health conditions. During periods when equity securities experience heightened volatility, such as during periods of market, economic or financial uncertainty or distress, the Fund’s investments in equity securities may be subject to heightened risks.

The value of equity securities and related instruments may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; unexpected trading activity among retail investors; and other factors. Market conditions may affect certain types of stocks to a greater extent than other types of stocks. If the stock market declines, the value of Fund shares will also likely decline.

•
Convertible Securities. A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. To the extent that the Fund invests in convertible securities, and the convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying security.

•
Fixed-Income Securities. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity (i.e., interest rate risk), market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). The Fund may face a heightened level of interest rate risk in times of monetary policy change and/or uncertainty, such as when the Federal Reserve Board adjusts a quantitative easing program and/or changes rates. A changing interest rate environment increases certain risks, including the potential for periods of volatility, increased redemptions, shortened durations (i.e., prepayment risk) and extended durations (i.e., extension risk). The Fund is not limited as to the maturities (when a debt security provides its final payment) or durations (measure of interest rate sensitivity) of the securities in which it may invest. Securities

Morgan Stanley Variable Insurance Fund  |  Fund Summary
Global Strategist Portfolio (Con’t)

with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. The Fund may be subject to certain liquidity risks that may result from the lack of an active market and the reduced number and capacity of traditional market participants to make a market in fixed-income securities.  For example, a type of fixed-income securities in which the Fund may invest are corporate debt obligations. In addition to interest rate, credit and other risks, corporate debt obligations are also subject to factors directly related to the issuer, such as the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace, and by factors not directly related to the issuer, such as general market liquidity, economic conditions and inflation.

•
Mortgage-Backed Securities. Mortgage-backed securities entail prepayment risk, which generally increases during a period of falling interest rates. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of mortgage-backed securities will increase and market price will decrease. Rates of prepayment, faster or slower than expected by the Adviser, could reduce the Fund’s yield, increase the volatility of the Fund and/or cause a decline in net asset value per share (“NAV”). Mortgage-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying the securities to be prepaid more slowly than expected, thereby lengthening the duration of such securities, increasing their sensitivity to interest rate changes and causing their prices to decline. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. In addition, mortgage-backed securities are subject to credit risk. The Fund may invest in non-agency mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers. Non-agency mortgage-backed securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-backed securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying non-agency mortgage-backed securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Furthermore, mortgage-backed securities may be subject to risks associated with the assets underlying those securities, such as a decline in value. Investments in mortgage-backed securities may give rise to a form of leverage (indebtedness) and may cause the Fund’s portfolio turnover rate to appear higher. Leverage may cause the Fund to be more volatile than if the Fund had not been leveraged. The risks associated with mortgage-backed securities typically become elevated during periods of distressed economic, market, health and labor conditions. In particular, increased levels of unemployment, delays and delinquencies in payments of mortgage and rent obligations, and uncertainty regarding the effects and extent of government intervention with respect to mortgage payments and other economic matters may adversely affect the Fund’s investments in mortgage-backed securities. In addition, commercial mortgage-backed securities are also subject to risks associated with reduced demand for commercial and office space, tightening lending standards and increased interest and lending rates, and other developments adverse to the commercial real estate market.

•
REITs. Investing in REITs exposes investors to the risks of owning real estate directly and investing in companies in the real estate industry, as well as to risks that relate specifically to the way in which REITs are organized and operated. For example, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management or development of the underlying properties, which may also be subject to mortgage loans and the underlying mortgage loans may be subject to the risks of default. Operating REITs requires specialized management skills and the Fund indirectly bears management expenses along with the direct expenses of the Fund. REITs are also subject to certain provisions under federal tax law and the failure of a company to qualify as a REIT could have adverse consequences for the Fund.

•
High Yield Securities (“Junk Bonds”). The Fund’s investments in high yield securities expose it to a substantial degree of credit risk. High yield securities may be issued by companies that are restructuring, are smaller and less  creditworthy or are more highly indebted than other companies, and therefore they may have more difficulty making scheduled payments of principal and interest. High yield securities are subject to greater risk of loss of income and principal than higher rated securities and are considered speculative. High yield securities may experience reduced liquidity, and sudden and substantial decreases in price. An economic downturn affecting an issuer of high yield securities may result in an increased incidence of default. In the event of a default, the Fund may incur additional expenses to seek recovery.

•
Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political (including geopolitical), economic and market risks. There also may be greater market volatility, less reliable financial information, less stringent investor protections and disclosure standards, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to developments and changing conditions in such markets. Moreover, the growing  interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or

Morgan Stanley Variable Insurance Fund | Fund Summary
Global Strategist Portfolio (Con’t)

countries, organizations, companies, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, its portfolio may be harder to value. The risks of investing in emerging market countries are greater than the risks associated with investments in foreign developed countries. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging market countries. In addition, the Fund’s investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of those investments will fluctuate with U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Fund’s securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. Economic sanctions or other similar measures may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar measures could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities, negatively impact the value or liquidity of  the Fund’s investments, significantly delay or prevent the settlement of the Fund’s securities transactions, force the Fund to sell or otherwise dispose of investments at inopportune times or prices, or impair the Fund’s ability to meet its investment objective or invest in accordance with its investment strategies.

•
Sovereign Debt Securities. Investing in sovereign debt securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors. In addition, foreign governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments. Moreover, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

•
U.S. Government Securities. Different types of U.S. government securities are subject to different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a U.S. government-sponsored entity, such as Federal National Mortgage Association or Federal Home Loan Mortgage Corporation, although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. With respect to U.S. government securities that are not backed by the full faith and credit of the United States, there is the risk that the U.S. Government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

•
Liquidity. The Fund may make investments that are illiquid or restricted or that may become illiquid or less liquid in response to overall economic conditions or adverse investor perceptions, and which may entail greater risk than investments in other types of securities. These investments may be more difficult to value or sell, particularly in times of market turmoil, and there may be little trading in the secondary market available for particular securities. Liquidity risk may be magnified in a market where credit spread and interest rate volatility is rising and where investor redemptions from fixed-income mutual funds may be higher than normal. If the Fund is forced to sell an illiquid or restricted security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value and may be unable to sell the security at all.

•
Investment Company Securities. Subject to the limitations set forth in the Investment Company Act of 1940, as amended (the “1940 Act”), or as otherwise permitted by the SEC, the Fund may acquire shares in other investment companies, including foreign investment companies, ETFs and money market funds (which may be managed by the Adviser or its affiliates). The market value of the shares of other investment companies may differ from the NAV of the Fund. The shares of closed-end investment companies frequently trade at a discount to their NAV. As a shareholder in an investment company, the Fund would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, and be subject to the associated risks. At the same time, the Fund would continue to pay its own advisory and administration fees and other expenses. As a result, the Fund and its shareholders, in effect, will also be absorbing fees with respect to investments in other investment companies.

Morgan Stanley Variable Insurance Fund  |  Fund Summary
Global Strategist Portfolio (Con’t)

•
Derivatives. Derivatives and other similar instruments that create synthetic exposure often are subject to risks similar to those of the underlying asset or instrument, including market risk, and may be subject to additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid, risks arising from margin and payment requirements, risks arising from mispricing or valuation complexity and operational and legal risks. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Investments in currency derivatives may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the Adviser expects. Foreign currency forward exchange contracts and currency futures and options contracts create exposure to currencies in which the Fund’s securities are not denominated.

•
Subsidiary Risk. The Subsidiary is not registered under the  1940 Act, and is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described herein and could adversely affect the Fund. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.

•
Tax Risk. The Fund may seek to gain exposure to the commodity markets through investments in the Subsidiary. Historically, the Internal Revenue Service (“IRS”) has issued private letter rulings in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes (the “Notes Rulings”) or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund has not received such a private letter ruling, and is not able to rely on private letter rulings issued to other taxpayers. The IRS issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act. In connection with issuing such revenue procedure, the IRS has revoked the Notes Rulings. The IRS also issued final regulations that would generally treat the Fund’s income inclusion with respect to the Subsidiary as qualifying income either if (A) there is a current distribution out of the earnings and profits of the Subsidiary that are attributable to such income inclusion or (B) such inclusion is derived with respect to the Fund’s business of investing in stock, securities, or currencies. The tax treatment of the Fund’s investments in the Subsidiary may be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS that could affect whether income derived from such investments is “qualifying income” under Subchapter M of the Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund. No assurances can be provided that the IRS would not be able to successfully assert that the Fund’s income from such investments was not “qualifying income,” in which case the Fund would fail to qualify as a regulated investment company under Subchapter M of the Code if over 10% of its gross income was derived from these investments. If the Fund failed to qualify as a regulated investment company, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders. Additionally, the failure to qualify as a regulated investment company could have significant adverse tax consequences to the holders of the contracts and annuities which invest in the Fund through a separate account. The Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

•
China Risk. Investments in securities of Chinese issuers, including A shares, involve risks associated with investments in foreign markets as well as special considerations not typically associated with investments in the U.S. securities markets. For example, the Chinese government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. In addition, the Chinese government has taken actions that influenced the prices at which certain goods may be sold, encouraged companies to invest or concentrate in particular industries, induced mergers between companies in certain industries and induced private companies to publicly offer their securities. Investments in China involve risk of a total loss due to government action or inaction.

Additionally, the Chinese economy is export-driven and highly reliant on trade. Adverse changes to the economic conditions of its primary trading partners, such as the United States, Japan and South Korea, would adversely impact the Chinese economy and the Fund’s investments. Moreover, a slowdown in other significant economies of the world, such as the United States, the European Union and certain Asian countries, may adversely affect economic growth in China. An economic downturn in China would adversely impact the Fund’s investments. In addition, certain securities are, or may in the future, become restricted, and/or sanctioned by the U.S. government or other governments and the Fund may be forced to sell such restricted securities and incur a loss as a result.

These and other developments, including government actions, may result in significant illiquidity risk or forced disposition for Chinese investments. The Chinese securities markets are emerging markets characterized by a relatively small number of equity

Morgan Stanley Variable Insurance Fund | Fund Summary
Global Strategist Portfolio (Con’t)

issues and relatively low trading volume, resulting in decreased liquidity, greater price volatility (caused by, among other things, military, diplomatic, or trade conflicts), and potentially fewer investment opportunities for the Fund. Ongoing political tension between the People’s Republic of China and the Hong Kong Special Administrative Region will have impacts on the economy of Hong Kong, and these impacts remain uncertain.

Risks of Investing through Bond Connect. The Fund may invest in fixed-income instruments listed and traded through the Bond Connect program (“Bond Connect”). Trading through Bond Connect is subject to a number of restrictions that may affect the Fund’s investments and returns. Moreover, fixed-income instruments purchased through Bond Connect generally may not be sold, purchased or otherwise transferred other than through Bond Connect in accordance with applicable rules. The Bond Connect program is a relatively new program and may be subject to further interpretation and guidance. There can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the Fund’s investments or returns.

•
Market and Geopolitical Risk. The value of your investment in the Fund is based on the values of the Fund’s investments, which change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These events may be sudden and unexpected, and could adversely affect the liquidity of the Fund’s investments, which may in turn impact valuation, the Fund’s ability to sell securities and/or its ability to meet redemptions. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events (such as war, natural disasters, epidemics and pandemics, terrorism, conflicts, social unrest, recessions, inflation, interest rate changes and supply chain disruptions) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the  U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price and exacerbate pre-existing risks to the Fund.

•
Portfolio Turnover. Consistent with its investment policies, the Fund will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover will cause the Fund to incur additional transaction costs.

•
Active Management Risk. In pursuing the Fund’s investment objective, the Adviser and/or Sub-Adviser has considerable leeway in deciding which investments to buy, hold or sell on a day-to-day basis, and which trading strategies to use. For example, the Adviser and/or Sub-Adviser, in its discretion, may determine to use some permitted trading strategies while not using others. The success or failure of such decisions will affect the Fund’s performance.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Morgan Stanley Variable Insurance Fund  |  Fund Summary
Global Strategist Portfolio (Con’t)
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class II shares’ performance from year-to-year and by showing how the Fund’s Class II shares’ average annual returns for the past one, five and 10 year periods compare with those of one or more indexes intended to measure broad market performance. The additional index in the table provides a means to compare the Fund’s average annual returns to a benchmark that the Adviser believes is representative of the Fund’s investment universe. This performance information does not include the impact of any charges deducted by your insurance company. If it did, returns would be lower. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Total Returns—Calendar Years  (Class II)
Commenced operations on  March 15, 2011

High Quarter	06/30/20	13.87%
Low Quarter	03/31/20	-17.60%
Average Annual Total Returns  (Class II)
(for the calendar periods ended  December 31, 2023)

	Past One Year	Past Five Years	Past Ten Years
Class II
Return before Taxes	13.94%	5.94%	3.81%
MSCI All Country World Index (reflects no deduction for fees, expenses or taxes)[1]	22.20%	11.72%	7.93%
Customized MSIM Global Allocation Index (reflects no deduction for fees, expenses or taxes)[2]	15.43%	7.01%	4.77%
1	The MSCI All Country World Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term “free float” represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. It is not possible to invest directly in an index.
2	The Customized MSIM Global Allocation Index is a performance linked benchmark comprised of 60% MSCI All Country World Index and 40% Bloomberg Global Aggregate Index for periods after May 31, 2017. Prior to May 31, 2017, the Customized MSIM Global Allocation Index consisted of 60% MSCI All Country World Index (benchmark that measures the equity market performance of developed and emerging markets), 30% Bloomberg Global Aggregate Index (benchmark that provides a broad-based measure of the global investment grade fixed-rate debt markets), 5% S&P GSCI Light Energy Index (benchmark for investment performance in the energy commodity market) and 5% ICE BofA U.S. Dollar 1-Month LIBID Average Index (benchmark that tracks the performance of a basket of synthetic assets paying LIBID to a stated maturity). It is not possible to invest directly in an index.

Morgan Stanley Variable Insurance Fund | Fund Summary
Global Strategist Portfolio (Con’t)
Fund Management
Adviser. Morgan Stanley Investment Management Inc.
Sub-Adviser. Morgan Stanley Investment Management Limited.
Portfolio Managers.  The Fund is managed by members of the Global Multi-Asset team. Information about the members jointly and primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser or Affiliate	Date Began Managing Fund
Cyril Moullé-Berteaux	Managing Director of the Adviser	August 2011
Mark A. Bavoso	Managing Director of the Adviser	September 2010
Purchase and Sale of Fund Shares
The Prospectus offers Class II shares of the Fund. The Company also offers Class I shares of the Fund through a separate prospectus. Class I shares are subject to lower expenses, but may not be available through your insurance company, qualified pension plan or retirement plan. For eligibility information, contact your insurance company or qualified pension or retirement plan.
The Fund offers its shares only to insurance companies (either directly or indirectly through other variable insurance funds) for separate accounts that they establish to fund variable life insurance and variable annuity contracts, and to other entities under qualified pension and retirement plans. An insurance company purchases or redeems shares of the Fund based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and  benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to, and from, separate accounts.
For more information, please refer to the section of the Prospectus entitled “Shareholder Information— Purchasing and Selling Fund Shares.”
Tax Information
Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Fund and federal income taxation of owners of variable annuity or variable life insurance contracts, refer to the contract prospectus.
For more information, please refer to the section of the Prospectus entitled “Shareholder Information—Taxes.”
Payments to Insurance Companies and Other Financial Intermediaries
The Adviser and/or the Distributor may pay insurance companies or their affiliates in connection with Fund-related administrative services that the insurance companies provide in connection with the issuance of their variable annuity contracts. These payments, which may be significant in amount, may create a conflict of interest by influencing the insurance company to recommend one variable annuity or variable life insurance contract over another or be a factor in an insurance company’s decision to include the Fund as an underlying investment option in its variable annuity or variable life insurance contracts. Shareholders should ask their salesperson or visit their insurance company’s web site for more information.

Morgan Stanley Variable Insurance Fund  |  Details of the Fund
Global Strategist Portfolio
Investment Objective
The Fund seeks total return.
Approach
The Adviser and/or Sub-Adviser seek to achieve the Fund’s investment objective by investing primarily in a blend of equity and fixed-income securities of U.S. and non-U.S. issuers. Equity securities may include common and preferred stocks, depositary receipts, convertible securities, equity-linked securities, REITs, rights and warrants to purchase equity securities and limited partnership interests. Fixed-income securities may include mortgage-related or mortgage-backed securities, floating rate securities, inflation-linked fixed-income securities, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, securities issued or guaranteed by non-U.S. governments, their agencies or instrumentalities, corporate bonds and notes issued by U.S. and non-U.S. entities.
The Fund may invest a portion of its assets in below investment grade fixed-income securities (commonly referred to as “junk bonds”). The Fund may also invest in restricted and illiquid securities. The mortgage-backed securities in which the Fund may invest include mortgage pass-through securities that represent a participation interest in a pool of mortgage loans originated by U.S. governmental or private lenders such as banks. The Fund may also invest up to 10% of its total assets in other investment companies, including ETFs. The securities in which the Fund may invest may be denominated in U.S. dollars or in currencies other than U.S. dollars.
The Fund may purchase certain non-publicly traded “restricted” securities. These securities may include “Rule 144A” securities, which are exempt from registration and may only be resold to qualified institutional buyers. The Fund may invest in illiquid securities, including restricted securities that are illiquid. The Fund may invest an unlimited amount in restricted securities that are considered by the Adviser and/or Sub-Adviser to be liquid and otherwise meet the Fund’s investment policies.
The Fund may, but it is not required to, use derivatives and other similar instruments for a variety of purposes, including hedging, risk management, Fund management or to earn income. Derivatives are financial instruments whose value is based on the value of an underlying asset, interest rate, index or financial instrument. The Fund’s use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps and structured investments (including commodity-linked notes), and other similar instruments and techniques. The Fund may also utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Fund will be counted toward the Fund’s exposure to the types of securities listed above to the extent they have economic characteristics similar to such securities.
The Fund may, consistent with its principal investment strategies, invest up to 25% of its total assets in the Subsidiary. The Subsidiary may invest, directly or indirectly through the use of derivatives, in securities, commodities, commodity-related instruments and other investments, primarily futures, swaps and notes. The Subsidiary is advised by the Adviser.
Investments in the Subsidiary are intended to provide the Fund with exposure to commodities markets within the limitations of the federal tax requirements that apply to the Fund. The Subsidiary primarily obtains its commodity exposure by investing in commodity-linked derivative instruments, which may include, but are not limited to, total return swaps, commodity (U.S. or foreign) futures and commodity-linked notes. The Subsidiary may also invest in other instruments, including fixed-income securities, either as investments or to serve as margin or collateral for its swap positions, and foreign currency transactions (including forward contracts).
Process
The Adviser and/or Sub-Adviser will utilize a top-down investment approach that focuses on asset class, sector, region, country and currency and thematic allocations. The Fund’s allocations will be based upon the Adviser’s and/or Sub-Adviser’s evaluations and analyses, taking into account results of its fundamental market research and recommendations generated by the Adviser’s and/or Sub-Adviser’s quantitative models. The Adviser’s and/or Sub-Adviser’s research process focuses on the following factors across asset classes: 1) valuation (both relative and absolute), 2) dynamics, including earnings revisions, interest rate policy and inflation expectations and 3) technicals, such as investor flows and sentiment. The Fund may invest in any country, including developing or emerging market countries. The Fund’s investments may be U.S. and non-U.S. dollar denominated.
In determining whether to sell a security, the Adviser and/or Sub-Adviser consider a number of factors, including changes in capital appreciation potential, or the overall assessment of asset class, sector, region, country, and currency and thematic allocation shifts. Thematic allocation shifts refers to allocating the Fund’s assets between different thematic baskets of securities. A thematic basket of securities encompasses a specific investment idea that the Adviser and/or Sub-Adviser believe will play out within the current global macro environment. Screening processes based on factors adhering to the investment themes are utilized to select securities for inclusion in each thematic basket.

Morgan Stanley Variable Insurance Fund   |   Additional Information About Fund Investment Strategies and Related Risks
Additional Information About Fund Investment Strategies and Related Risks

This section discusses additional information relating to Fund investment strategies, other types of investments that the Fund may make and related risk factors. References to the “Adviser” under “Additional Information About Fund Investment Strategies and Related Risks” refer to the Adviser and/or Sub-Adviser. Fund investment practices and limitations are also described in more detail in the Statement of Additional Information (“SAI”), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

Economies and financial markets worldwide have recently experienced periods of increased volatility, uncertainty, distress, government spending, inflation and disruption to consumer demand, economic output and supply chains. To the extent these conditions continue, the risks associated with an investment in the Fund, including those described below, could be heightened and the Fund’s investments (and thus a shareholder’s investment in the Fund) may be particularly susceptible to sudden and substantial losses, reduced yield or income or other adverse developments. The occurrence, duration and extent of these or other types of adverse economic and market conditions and uncertainty over the long term cannot be reasonably projected or estimated at this time.
Market and Geopolitical Risk
The value of your investment in the Fund is based on the values of the Fund’s investments, which change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. Price movements, sometimes called volatility, may be greater or less depending on the types of securities  the Fund owns and the markets in which the securities trade. Volatility and disruption in financial markets and economies may be sudden and unexpected, expose the Fund to greater risk, including risks associated with reduced market liquidity and fair valuation, and adversely affect the Fund’s operations. For example, the Adviser potentially will be prevented from executing investment decisions at an advantageous time or price as a result of any domestic or global market disruptions, and reduced market liquidity may impact the Fund’s ability to sell securities to meet redemptions.
The increasing interconnectivity between global economies and markets increases the likelihood that events or conditions in one region or market may adversely impact other companies and issuers in a different country, region, sector, industry, market or with respect to one company may adversely impact other companies and issuers in a different country, region, sector, industry, or market. For example, adverse developments in the banking or financial services sector could impact companies operating in various sectors or industries and adversely impact the Fund’s investments. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters and extreme weather events, health emergencies (such as epidemics and pandemics), terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events, such as terrorist attacks around the world, natural disasters, health emergencies, social and political (including geopolitical) discord and tensions or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the  U.S. and global financial markets. Inflation rates may change frequently and significantly because of various factors, including unexpected shifts in the domestic or global economy and changes in monetary or economic policies (or expectations that these policies may change). Changes in expected inflation rates may adversely affect market and economic conditions, the Fund’s investments and an investment in the Fund. Other financial, economic and other global market and social developments or disruptions may result in similar adverse circumstances, and it is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). In general, the securities or other instruments that the Adviser believes represent an attractive investment opportunity or in which the Fund seeks to invest may be unavailable entirely or in the specific quantities sought by the Fund. As a result, the Fund may need to obtain the desired exposure through a less advantageous investment, forgo the investment at the time or seek to replicate the desired exposure through a derivative transaction or investment in another investment vehicle. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. There is a risk that you may lose money by investing in the Fund.
Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., the novel coronavirus outbreak, epidemics and other pandemics), terrorism, conflicts, social unrest, recessions, inflation, interest rate changes and supply chain disruptions could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the economies and financial markets and the Adviser’s investment advisory activities and services of other service providers, which in turn could adversely affect  the Fund’s investments and other operations.
Government and other public debt, including municipal obligations in which the Fund may invest, can be adversely affected by changes in local and global economic conditions that result in increased debt levels. Although high levels of government and other public debt do not necessarily indicate or cause economic problems, high levels of debt may create certain systemic risks if sound debt management practices are not implemented. A high debt level may increase market pressures to meet an issuer’s funding needs, which may increase borrowing costs and cause a government or public or municipal entity to issue additional debt, thereby increasing the risk of refinancing. A high debt level also raises concerns that the issuer may be unable or unwilling to repay the principal or interest on its debt, which may adversely impact instruments held by  the Fund that rely on such payments.

Morgan Stanley Variable Insurance Fund   |   Additional Information About Fund Investment Strategies and Related Risks
Additional Information About Fund Investment Strategies and Related Risks (Con’t)

Governmental and quasi-governmental responses to certain economic or other conditions may lead to increasing government and other public debt, which heighten these risks. Unsustainable debt levels can lead to declines in the value of currency, and can prevent a government from implementing effective counter-cyclical fiscal policy during economic downturns, can generate or contribute to an economic downturn or cause other adverse economic or market developments, such as increases in inflation or volatility. Increasing government and other public debt may adversely affect issuers, obligors, guarantors or instruments across a variety of asset classes.
Global events may negatively impact broad segments of businesses and populations, cause a significant negative impact on the performance of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price  and exacerbate pre-existing political, social and economic risks to the Fund. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. In addition, government actions (such as changes to interest rates) could have unintended economic and market consequences that adversely affect the Fund’s investments.
Equity Securities
Equity securities may include common and preferred stocks, convertible securities and equity-linked securities, real estate investment trusts (“REITs”), rights and warrants to purchase common stocks, depositary receipts, shares of investment companies, limited partnership interests and other specialty securities having equity features. The Fund  may invest in equity securities that are publicly traded on securities exchanges or  over-the-counter (“OTC”) or in equity securities that are not publicly traded. Securities that are not publicly traded may be more difficult to value or sell and their value may fluctuate more dramatically than other securities.
The value of equity securities and related instruments may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; unexpected trading activity among retail investors; and other factors. Market conditions may affect certain types of stocks to a greater extent than other types of stocks. If the stock market declines, the value of Fund shares will also likely decline. Although stock prices can rebound, there is no assurance that values will return to previous levels.
During periods when equity securities experience heightened volatility, such as during periods of market, economic or financial uncertainty or distress, the Fund’s investments in equity securities may be subject to heightened risks.
Depositary Receipts
A depositary receipt is generally issued by a bank or financial institution and represents the common stock or other equity securities of a foreign company. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.
Convertible Securities
A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The prices of convertible securities are affected by changes similar to those of equity and fixed-income securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to other comparable nonconvertible fixed-income securities in such capital structure. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.
Fixed-Income Securities
Fixed-income securities are securities that pay a fixed or a variable rate of interest until a stated maturity date. Fixed-income securities include U.S. government securities, securities issued by federal or federally sponsored agencies and instrumentalities, corporate bonds and notes, asset-backed securities, mortgage-backed securities, securities rated below investment grade (commonly referred to as “junk bonds” or “high yield/high risk securities”), municipal bonds, loan participations and assignments, zero coupon bonds, convertible securities, Eurobonds, Brady Bonds, Yankee Bonds, repurchase agreements, commercial paper and cash equivalents.

Morgan Stanley Variable Insurance Fund   |   Additional Information About Fund Investment Strategies and Related Risks
Additional Information About Fund Investment Strategies and Related Risks  (Con’t)
Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity (i.e., interest rate risk), market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). For example, a type of fixed-income securities in which the Fund may invest are corporate debt obligations. In addition to interest rate, credit and other risks, corporate debt obligations are also subject to factors directly related to the issuer, such as the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace, and by factors not directly related to the issuer, such as general market liquidity, economic conditions and inflation. The Fund may face a heightened level of interest rate risk in times of monetary policy change and/or uncertainty, such as when the Federal Reserve Board adjusts a quantitative easing program and/or changes rates. A changing interest rate environment increases certain risks, including the potential for periods of volatility, increased redemptions, shortened durations (i.e., prepayment risk) and extended durations (i.e., extension risk).
Fixed income and other debt instruments, including mortgage- and other asset-backed securities, are subject to prepayment risk, which is the risk that the principal of such obligation is paid earlier than expected, such as in the case of refinancing. This risk is increased during periods of declining interest rates and prepayments may reduce the Fund’s yield or income as a result of reinvesting the income or other proceeds in lower yielding securities or instruments. These investments are also subject to extension risk, which is the risk that the principal of such obligation is paid slower or later than expected. This may negatively affect Fund returns, as the value of the investment decreases when principal payments are made later than expected. This risk is elevated during periods of increasing interest rates. In addition, because principal payments are made later than expected, the investment’s duration may extend (and result in increased interest rate risk) and the Fund may be prevented from investing proceeds it would otherwise have received at the higher prevailing interest rates. Prepayments and extensions may result in a security or debt instrument offering less potential for gains during periods of declining interest rates or rising interest rates, respectively.
Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. The Fund may be subject to liquidity risk, which may result from the lack of an active market and the reduced number and capacity of traditional market participants to make a market in fixed-income securities. Fixed-income securities may be called (i.e., redeemed by the issuer) prior to final maturity. If a callable security is called, the Fund may have to reinvest the proceeds at a lower rate of interest.
Duration
The average duration of a portfolio of fixed-income securities represents its exposure to changing interest rates. For example, when the level of interest rates increases by 1%, a fixed-income security having a positive duration of four years generally will decrease in value by 4%; when the level of interest rates decreases by 1%, the value of that same security generally will increase by 4%. A portfolio with a lower average duration generally will experience less price volatility in response to changes in interest rates than a portfolio with a higher average duration.
High Yield Securities
Fixed-income securities that are not investment grade are commonly referred to as “junk bonds” or high yield, high risk securities. These securities offer a higher yield than other higher rated securities, but they carry a greater degree of risk. High yield securities are subject to greater risk of loss of income and principal than higher rated securities and are considered speculative by the major credit rating agencies.   High yield securities may be issued by companies that are restructuring, are smaller and less creditworthy or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest. Changes in the value of high yield securities are influenced more by changes in the financial and business position of the issuing company than by changes in interest rates when compared to investment grade securities. During adverse market or economic conditions, high yield securities are typically particularly susceptible to default risk.
In recent years, there has been a broad trend of weaker or less restrictive covenant protections in the high yield market. Among other things, under such weaker or less restrictive covenants, borrowers might be able to exercise more flexibility with respect to certain activities than borrowers who are subject to stronger or more protective covenants. For example, borrowers might be able to incur more debt, including secured debt, return more capital to shareholders, remove or reduce assets that are designated as collateral securing high yield securities, increase the claims against assets that are permitted against collateral securing high yield securities or otherwise manage their business in ways that could impact creditors negatively. In addition, certain privately held borrowers might be permitted to file less frequent, less detailed or less timely financial reporting or other information, which could negatively impact the value of the high yield securities issued by such borrowers. Each of these factors might negatively impact the high yield securities held by the Fund.
Liquidity
The Fund may make investments that are illiquid or restricted or that may become illiquid or less liquid in response to overall economic conditions or adverse investor perceptions, and which may entail greater risk than investments in other types of securities. Illiquidity can also be caused by, among other things, a drop in overall market trading volume, an inability to find a willing buyer, or legal restrictions on the securities’ resale. These investments may be more difficult to value or sell, particularly in times of market

Morgan Stanley Variable Insurance Fund   |   Additional Information About Fund Investment Strategies and Related Risks
Additional Information About Fund Investment Strategies and Related Risks (Con’t)
turmoil, and there may be little trading in the secondary market available for particular securities. Liquidity risk may be magnified in a market where credit spread and interest rate volatility is rising and where investor redemptions from fixed-income mutual funds may be higher than normal. If  the Fund is forced to sell an illiquid or restricted security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value and may be unable to sell the security at all.
Mortgage-Backed Securities
Mortgage-backed securities are fixed-income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed-income securities due to the possibility of prepayment of the underlying mortgage loans (i.e., when a borrower pays back the principal of a debt obligation earlier than expected). As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage  refinancings, with the result that the average life and volatility of the security will increase and its market price will decrease. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because additional mortgage prepayments must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.
The Fund  may invest in mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities are either direct obligations of the U.S. Government or the issuing agency or instrumentality has the right to borrow from the U.S. Treasury to meet its obligations although it is not legally required to extend credit to the agency or instrumentality. Certain of these mortgage-backed securities purchased by the Fund, such as those issued by the Government National Mortgage Association and the Federal Housing Administration, are backed by the full faith and credit of the United States. Other of these mortgage-backed securities purchased by the Fund, such as those issued by the Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”), are not backed by the full faith and credit of the United States and there is a risk that the U.S. Government will not provide financial support to these agencies if it is not obligated to do so by law. The maximum potential liability of the issuers of some of the mortgage-backed securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.
To the extent the Fund invests in mortgage-backed securities issued by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in such pools. However, timely payment of interest and principal of these pools may be supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of intent. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Mortgage pools underlying mortgage-backed securities offered by non-governmental issuers more frequently include second mortgages, high loan-to-value ratio mortgages and manufactured housing loans, in addition to commercial mortgages and other types of mortgages where a government or government-sponsored entity guarantee is not available. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for mortgage-related securities that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime. Other types of privately issued mortgage-related securities, such as those classified as pay-option adjustable rate or Alt-A, have also performed poorly.
Non-agency mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in the Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans or to sell. Non-agency mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities (“CMBS”)  reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.
The risks associated with mortgage-backed securities are elevated in distressed economic, market, health and labor conditions, notably, increased levels of unemployment, delays and delinquencies in payments of mortgage and rent obligations, and uncertainty regarding the effects and extent of government intervention with respect to mortgage payments and other economic matters.

Morgan Stanley Variable Insurance Fund   |   Additional Information About Fund Investment Strategies and Related Risks
Additional Information About Fund Investment Strategies and Related Risks  (Con’t)
Delinquencies, defaults and losses on residential mortgage loans may increase substantially over certain periods, which may affect the performance of the mortgage-backed securities in which the Fund may invest. Mortgage loans backing non-agency mortgage-backed securities are more sensitive to economic factors that could affect the ability of borrowers to pay their obligations under the mortgage loans backing these securities. In addition, housing prices and appraisal values in many states and localities over certain periods have declined or stopped appreciating. A sustained decline or an extended flattening of those values may result in additional increases in delinquencies and losses on mortgage-backed securities generally (including the mortgaged-backed securities that the Fund may invest in as described above). Adverse changes in market conditions and regulatory climate may reduce the cash flow which the Fund, to the extent it invests in mortgage-backed securities or other asset-backed securities, receives from such securities and increase the incidence and severity of credit events and losses in respect of such securities. In the event that interest rate spreads for mortgage-backed securities and other asset-backed securities widen following the purchase of such assets by the Fund, the market value of such securities is likely to decline and, in the case of a substantial spread widening, could decline by a substantial amount. Furthermore, adverse changes in market conditions may result in reduced liquidity in the market for mortgage-backed securities and other asset-backed securities (including the mortgage-backed securities and other asset-backed securities in which the Fund may invest) and an unwillingness by banks, financial institutions and investors to extend credit to servicers, originators and other participants in the market for mortgage-backed and other asset-backed securities. As a result, the liquidity and/or the market value of any mortgage-backed or asset-backed securities that are owned by the Fund may experience declines after they are purchased by the Fund.
Collateralized Mortgage Obligations. Collateralized mortgage obligations (“CMOs”)  are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively “Mortgage Assets”). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a fixed or floating rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the allocation, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Fund may invest in any class of CMO, including classes that vary inversely with interest rates and may be more volatile and sensitive to prepayment rates.

The principal and interest on the Mortgage Assets comprising a CMO may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to the prevailing market yields on the Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment relative to other tranches. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Fund could sustain a loss.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities (“SMBS”)  are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Investments in each class of SMBS are extremely sensitive to changes in interest rates. IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of prepayment decreases. If the Fund invests in SMBS and interest rates move in a manner not anticipated by management, it is possible that the Fund could lose all or substantially all of its investment.
Commercial Mortgage-Backed Securities. CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie  CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of their remaining principal balance or “balloon” is due and is repaid through the attainment of an additional loan or sale of the property. An extension of a final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in a lower yield for discount bonds and a higher yield for premium bonds.

CMBS are subject to credit risk and prepayment risk, among other risks. Although prepayment risk is present, it is of a lesser degree in the CMBS market than in the residential mortgage market; commercial real estate property loans often contain provisions that

Morgan Stanley Variable Insurance Fund   |   Additional Information About Fund Investment Strategies and Related Risks
Additional Information About Fund Investment Strategies and Related Risks (Con’t)
substantially reduce the likelihood that such securities will be prepaid (e.g., significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).
The values of, and income generated by, CMBS may be adversely affected by changing interest rates, tightening lending standards, and other developments impacting the commercial real estate market, such as population shifts and other demographic changes, increasing vacancies (potentially for extended periods) and reduced demand for commercial and office space as well as maintenance or tenant improvement costs and costs to covert properties for other uses. These developments could result from, among other things, changing tastes and preferences (such as remote work arrangements) as well as cultural, technological, global or local economic and market developments. In addition, changing interest rate environments and associated changes in lending standards and higher refinancing rates may adversely affect the commercial real estate and CMBS markets. The occurrence of any of the foregoing or similar developments would likely increase default risk for the properties and loans underlying these investments as well as impact the value of, and income generated by, these investments. These developments could also result in reduced liquidity for CMBS.
Foreign Investing
To the extent that the Fund invests in foreign issuers, there is the risk that news and events unique to a country or region will affect those markets and their issuers. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, some of the  Fund’s securities, including underlying securities represented by depositary receipts, may be denominated in foreign currencies. As a result, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of  the Fund’s investments. These changes may happen separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country. These risks may be intensified for  the Fund’s investments in securities of issuers located in emerging market or developing countries.
Foreign Securities
Foreign issuers generally are subject to different accounting, auditing and financial reporting standards than U.S. issuers. There may be less information available to the public about foreign issuers. Securities of foreign issuers can be less liquid and experience greater price movements. In addition, the prices of such securities may be susceptible to influence by large traders, due to the limited size of many foreign securities markets. Moreover, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to developments and changing conditions in such markets. Also, the growing  interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. In some foreign countries, there is also the risk of government expropriation, excessive taxation, political or social instability, the imposition of currency controls or diplomatic developments that could affect  the Fund’s investment. There also can be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign stock exchanges, broker-dealers and listed issuers may be subject to less government regulation and oversight. The cost of investing in foreign securities, including brokerage commissions and custodial expenses, can be higher than the cost of investing in domestic securities.
Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. International trade barriers or economic sanctions against foreign countries, organizations, companies, entities and/or individuals may adversely affect the Fund’s foreign holdings or exposures. Investments in foreign markets may also be adversely affected by less stringent investor protections and disclosure standards, and governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. Governmental actions can have a significant effect on the economic conditions in foreign countries, which also may adversely affect the value and liquidity of the Fund’s investments. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. For example, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Moreover, if a deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could also be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Any of these actions could severely affect security prices, which could result in losses to the Fund and increased transaction costs, impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets back into the United States, or otherwise adversely affect the Fund’s operations. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When  the Fund holds illiquid investments, its portfolio may be harder to value.
Economic sanctions or other similar measures may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. The Fund’s investments in foreign securities are subject to trade laws and potential economic sanctions in

Morgan Stanley Variable Insurance Fund   |   Additional Information About Fund Investment Strategies and Related Risks
Additional Information About Fund Investment Strategies and Related Risks  (Con’t)
the United States and other jurisdictions. These laws and related governmental actions, including counter-sanctions and other retaliatory measures, can, from time to time, prevent or prohibit  the  Fund from investing in certain foreign securities. In addition, economic sanctions could prohibit the  Fund from transacting with particular countries, organizations, companies, entities and/or individuals by banning them from global payment systems that facilitate cross-border payments, restricting their ability to settle securities transactions, and freezing their assets. The imposition of sanctions and other similar measures could, among other things, cause a decline in the value of securities issued by the sanctioned country or companies located in, or economically linked to, the sanctioned country, downgrades in the credit ratings of the sanctioned country or companies located in, or economically linked to, the sanctioned country, devaluation of the sanctioned country’s currency, and increased market volatility and disruption in the sanctioned country and throughout the world. Economic sanctions or other similar measures could, among other things, effectively restrict or eliminate the  Fund’s ability to purchase or sell securities, negatively impact the value or liquidity of the  Fund’s investments, significantly delay or prevent the settlement of the  Fund’s securities transactions, force the  Fund to sell or otherwise dispose of investments at inopportune times or prices, increase the Fund’s transaction costs, make the Fund’s investments more difficult to value or impair the  Fund’s ability to meet its investment objective or invest in accordance with its investment strategies. These conditions may be in place for a substantial period of time and enacted with limited advance notice to the Fund. Even if the Fund does not have significant investments in securities affected by sanctions, sanctions or the threat of sanctions may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, including through global supply chain disruptions, increased inflationary pressures, and reduced economic activity, which could have a negative effect on the Fund’s performance. In addition, trade disputes may affect investor and consumer confidence and adversely affect financial markets and the broader economy, perhaps suddenly and to a significant degree. Events such as these and their impact on the Fund are difficult to predict.
In addition, the Holding Foreign Companies Accountable Act (the “HFCAA”) could cause securities of a foreign (non-U.S.) company, including American Depositary Receipts, to be delisted from U.S. stock exchanges if the company does not allow the U.S. government to oversee the auditing of its financial information. Although the requirements of the HFCAA apply to securities of all foreign (non-U.S.) issuers, the SEC has thus far limited its enforcement efforts to securities of Chinese companies. If securities are delisted, the Fund’s ability to transact in such securities will be impaired, and the liquidity and market price of the securities may decline. The Fund may also need to seek other markets in which to transact in such securities, which could increase the Fund’s costs.
Foreign Currency Forward Exchange Contracts
In connection with its investments in foreign securities, the Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Foreign currency forward exchange contracts may be used to seek to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency and proxy hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies.
Investments in foreign currency forward exchange contracts may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the Adviser expects. The Adviser’s success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. Foreign currency forward exchange contracts may be used for non-hedging purposes in seeking to meet the Fund’s investment objective, such as when the Adviser anticipates that particular  non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Fund’s investment portfolio. Investing in foreign currency forward exchange contracts for purposes of gaining from projected changes in exchange rates, as opposed to hedging currency risks applicable to the Fund’s holdings, further increases the Fund’s exposure to foreign securities losses. There is no assurance that the Adviser’s use of currency derivatives will benefit the Fund or that they will be, or can be, used at appropriate times.
Sovereign Debt Securities
The Fund may invest in debt obligations known as “sovereign debt,” which are obligations of governmental issuers in emerging market or developing countries and industrialized countries. Certain emerging market or developing countries are among the largest debtors to commercial banks and foreign governments. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when due in accordance with the terms of such obligations. Uncertainty surrounding the level and sustainability of sovereign debt of certain countries has at times increased volatility in the financial markets. In addition, a number of Latin American countries are among the largest debtors of developing countries and have a long history of reliance on foreign debt. Additional factors that may influence the ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government’s policy towards the International Monetary Fund, the World Bank and other multilateral agencies. A country whose exports are concentrated in a few commodities or

Morgan Stanley Variable Insurance Fund   |   Additional Information About Fund Investment Strategies and Related Risks
Additional Information About Fund Investment Strategies and Related Risks (Con’t)
whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third-parties’ commitments to lend funds, which may further impair the foreign sovereign obligor’s ability or willingness to timely service its debts. In addition, there is no legal process for collecting on a sovereign debt that a government does not pay or bankruptcy proceeding by which all or part of the sovereign debt that a government entity has not repaid may be collected.
China Risk
Investments in securities of Chinese issuers involve risks associated with investments in foreign markets as well as special considerations not typically associated with investments in the U.S. securities markets. For example, the Chinese government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. In addition, the Chinese government has taken actions that influenced the prices at which certain goods may be sold, encouraged companies to invest or concentrate in particular industries, induced mergers between companies in certain industries and induced private companies to publicly offer their securities. Investments in China involve risk of a total loss due to government action or inaction. Additionally, the Chinese economy is export-driven and highly reliant on trade. Adverse changes to the economic conditions of its primary trading partners, such as the United States, Japan and South Korea, would adversely impact the Chinese economy and the Fund’s investments. Moreover, a slowdown in other significant economies of the world, such as the United States, the European Union and certain Asian countries, may adversely affect economic growth in China. An economic downturn in China would adversely impact the Fund’s investments. In addition, certain securities are, or may in the future become restricted, and/or sanctioned by the U.S. government or other governments and the Fund may be forced to sell such restricted securities and incur a loss as a result. These and other developments, including government actions, may result in significant illiquidity risk or forced disposition for Chinese investments.
The Chinese securities markets are emerging markets characterized by a relatively small number of equity issues and relatively low trading volume, resulting in decreased liquidity, greater price volatility (caused by, among other things, military, diplomatic, or trade conflicts), and potentially fewer investment opportunities for the Fund. Ongoing political tension between the People’s Republic of China and the Hong Kong Special Administrative Region will have impacts on the economy of Hong Kong, and these impacts remain uncertain.
Risks of Investing through Bond Connect
The Fund may invest in fixed-income instruments listed and traded through the Bond Connect Program. Trading through Bond Connect is subject to a number of restrictions that may affect the Fund’s investments and returns. Moreover, fixed-income instruments purchased through Bond Connect generally may not be sold, purchased or otherwise transferred other than through Bond Connect in accordance with applicable rules. The Bond Connect program is a relatively new program and may be subject to further interpretation and guidance. There can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the Fund’s investments or returns.
Emerging Market Securities
The  Fund  may invest in emerging market or developing countries, which are countries that major international financial institutions generally consider to be less economically mature than developed nations (such as the United States or most nations in Western Europe). Emerging market or developing countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market or developing countries may be more precarious than in other countries. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries. In addition, due to jurisdictional limitations, U.S. authorities (e.g., SEC and the U.S. Department of Justice) may be limited in their ability to enforce regulatory or legal obligations in emerging market countries. In addition, emerging market securities generally are less liquid and subject to wider price and currency fluctuations than securities issued in more developed countries. These characteristics result in greater risk of price volatility in emerging market or developing countries, which may be heightened by currency fluctuations relative to the U.S. dollar.
Foreign Currency
Investments in foreign securities may be denominated in foreign currencies. The value of foreign currencies may fluctuate relative to the value of the U.S. dollar or other applicable foreign currency. Since the Fund may invest in such non-U.S. dollar-denominated securities, and therefore may convert the value of such securities into U.S. dollars, changes in currency exchange rates can increase or

Morgan Stanley Variable Insurance Fund   |   Additional Information About Fund Investment Strategies and Related Risks
Additional Information About Fund Investment Strategies and Related Risks  (Con’t)
decrease the U.S. dollar value of the Fund’s assets. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the overall economic health of the issuer. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. The Adviser may use derivatives to seek to reduce this risk. The Adviser may in its discretion choose not to hedge against currency risk. In addition, certain market conditions may make it impossible or uneconomical to hedge against currency risk.
Asset-Backed Securities
Asset-backed securities apply the securitization techniques used to develop mortgage-backed securities to a broad range of other assets. Various types of assets, primarily automobile and credit card receivables and home equity loans, are pooled and securitized in pass-through structures similar to pass-through structures developed with respect to mortgage securitizations. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments (i.e., when a borrower pays back the principal of a debt obligation earlier than expected). Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates, although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.
Derivatives
The Fund  may, but  is not required to, use derivatives and other similar instruments for a variety of purposes, including hedging, risk management, portfolio management or to seek to earn income. Derivative instruments used by the Fund will be counted towards the Fund’s exposure in the types of securities listed herein to the extent they have economic characteristics similar to such securities. A derivative is a financial instrument whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. Derivatives and other similar instruments that create synthetic exposure often are subject to risks similar to those of the underlying asset or instrument and may be subject to additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid, risks arising from margin and payment requirements, risks arising from mispricing or valuation complexity and operational and legal risks. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments.
Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause  the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations  or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund’s investment objective, there is no assurance that the use of derivatives will achieve this result.
The derivative instruments and techniques that the Fund  may use include:
Futures. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. While the value of a futures contract tends to increase or decrease in tandem with the value of the underlying instrument, differences between the futures market and the market for the underlying asset may result in an imperfect correlation.  Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Fund’s initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by  the Fund of margin deposits in the event of bankruptcy of a broker with which  the Fund has open positions in the futures contract.
Options. If  the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument, foreign currency or contract, such as a swap agreement or futures contract, on the underlying instrument or foreign currency at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. If the Fund sells an option, it sells to another person the right to buy from or sell to the Fund a specific amount of the underlying instrument, swap, foreign currency, or futures contract on the underlying instrument or foreign currency at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC,  the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and  the Fund may have difficulty closing out its position. A

Morgan Stanley Variable Insurance Fund   |   Additional Information About Fund Investment Strategies and Related Risks
Additional Information About Fund Investment Strategies and Related Risks (Con’t)
decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.
Investments in foreign currency options may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the Adviser expects. There is a risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar or other applicable foreign currency. The price of the option may vary with changes in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Options on foreign currencies are affected by all of those factors that influence foreign exchange rates and foreign investment generally. Unanticipated changes in currency prices may result in losses to the Fund and poorer overall performance for the Fund than if it had not entered into such contracts. Options on foreign currencies are traded primarily in the OTC market, but may also be traded on U.S. and foreign exchanges.
Foreign currency options contracts may be used for hedging purposes or non-hedging purposes in pursuing the Fund’s investment objective, such as when the Adviser anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Fund’s investment portfolio. Investing in foreign currencies for purposes of gaining from projected changes in exchange rates, as opposed to only hedging currency risks applicable to the Fund’s holdings, further increases the Fund’s exposure to foreign securities losses. There is no assurance that the Adviser’s use of currency derivatives will benefit the Fund or that they will be, or can be, used at appropriate times.
Swaps.  The Fund may enter into OTC swap contracts or cleared swap transactions. An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other).  The Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap,  the Fund’s ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Certain swaps have begun trading on exchanges called swap execution facilities. Exchange trading is expected to increase liquidity of swaps trading. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis. The Fund may pay fees or incur costs each time it enters into, amends or terminates a swap agreement.
The  Fund’s  use of swaps may include those based on the credit of an underlying security, commonly referred to as “credit default swaps.” Where  the Fund is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by a third-party on the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When  the Fund is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event of the issuer of the referenced debt obligation.
Structured Investments.  The Fund also may invest a portion of  its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The  Fund will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because  the Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing  the Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.
Commodities
The Fund (primarily through the Subsidiary) may invest in instruments linked to the prices of physical commodities. Trading in commodity interests may involve substantial risks and investment exposure to the commodities markets may subject the Fund to

Morgan Stanley Variable Insurance Fund   |   Additional Information About Fund Investment Strategies and Related Risks
Additional Information About Fund Investment Strategies and Related Risks  (Con’t)
greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, including the imposition of tariffs, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds.
The low margin or premiums normally required in commodity futures trading may provide a large amount of leverage, and a relatively small change in the price of a security or contract can produce a disproportionately large profit or loss. There is no assurance that a liquid secondary market will exist for commodity futures contracts or options purchased or sold, and the Fund may be required to maintain a position until exercise or expiration, which could result in losses. Commodity futures positions may be illiquid because, for example, most U.S. commodity exchanges limit fluctuations in certain futures contract prices during a single day by regulations referred to as “daily price fluctuation limits” or “daily limits.” Once the price of a contract for a particular future has increased or decreased by an amount equal to the daily limit, positions in the future can neither be taken nor liquidated unless traders are willing to effect trades at or within the limit. Suspensions or disruptions of trading in the commodities markets may adversely affect the value of securities providing exposure to the commodities markets.
U.S. Government Securities
Different types of U.S. government securities are subject to different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a U.S. government-sponsored entity, such as Federal National Mortgage Association or Federal Home Loan Mortgage Corporation, although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. With respect to U.S. government securities that are not backed by the full faith and credit of the United States, there is the risk that the U.S. Government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.
The U.S. government securities that the Fund may purchase include U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government. In addition, the Fund may purchase securities issued or guaranteed by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are Government National Mortgage Association and the Federal Housing Administration. The Fund may also purchase securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the U.S. Treasury. Among these agencies and instrumentalities are Fannie Mae, Freddie Mac and the Federal Home Loan Banks. Further, the Fund may purchase securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Farm Credit System. Because these securities are not backed by the full faith and credit of the United States, there is a risk that the U.S. Government will not provide financial support to these agencies if it is not obligated to do so by law, and therefore these U.S. government securities involve greater credit risk than other types of U.S. government securities. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. The interest from U.S. government securities generally is not subject to state and local taxation. In addition, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could increase the risk that the U.S. government may default on payments on certain U.S. government securities and may cause the credit rating of the U.S. government to be downgraded. Any uncertainty regarding the ability of the United States to repay its debt obligations, and any default by the U.S. government, would have a negative impact on the Fund’s investments in U.S. government securities.
REITs
Investing in REITs exposes investors to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. REITs generally invest directly in real estate, in mortgages or in some combination of the two. Operating REITs require specialized management skills and the Fund indirectly bears management expenses along with the direct expenses of the Fund. The value of REITs  will also rise and fall in response to the management skill and creditworthiness  of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management or development of the underlying properties, which may also be subject to mortgage loans may be subject to the risks of default. REITs may be more volatile and/or more illiquid than other types securities, and publicaly traded REITs are also subject to risks associated with equity securities. In addition, individual REITs may own a limited number of properties and may concentrate in a particular region or property type. REITs may also be subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs also must satisfy specific requirements of the Code in order to qualify for tax-free pass-through income. The failure of a company to qualify as a REIT could have adverse consequences for the Fund, including significantly reducing the return to the Fund on its investment in such company. In addition, REITs, like mutual funds, have expenses, including management and administration fees, that are paid by their shareholders. As a result,  shareholders will directly bear the expenses of their investment in the Fund and indirectly bear the expenses of the Fund’s investments in REITs.

Morgan Stanley Variable Insurance Fund   |   Additional Information About Fund Investment Strategies and Related Risks
Additional Information About Fund Investment Strategies and Related Risks (Con’t)
Repurchase Agreements
Repurchase agreements are subject to risks associated with the possibility of default by the seller at a time when the collateral has declined in value, or insolvency of the seller, which may affect the Fund’s right to control the collateral.
Subsidiary Risk
By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are subject to the same risks that apply to similar investments if held directly by the Fund. These risks are described elsewhere in this Prospectus. There can be no assurance that the investment objectives of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described herein and could adversely affect the Fund.
Tax Risk
The Fund may seek to gain exposure to the commodity markets through investments in the Subsidiary. Historically, the IRS has issued private letter rulings in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes (the “Notes Rulings”) or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Code. The Fund has not received such a private letter ruling, and is not able to rely on private letter rulings issued to other taxpayers. The IRS issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act. In connection with issuing such revenue procedure, the IRS has revoked the Notes Rulings. The IRS also issued final regulations that would generally treat the Fund’s income inclusion with respect to the Subsidiary as qualifying income either if (A) there is a current distribution out of the earnings and profits of the Subsidiary that are attributable to such income inclusion or (B) such inclusion is derived with respect to the Fund’s business of investing in stock, securities, or currencies. The tax treatment of the Fund’s investments in the Subsidiary may be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS that could affect whether income derived from such investments is “qualifying income” under Subchapter M of the Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund. No assurances can be provided that the IRS would not be able to successfully assert that the Fund’s income from such investments was not “qualifying income,” in which case the Fund would fail to qualify as a regulated investment company under Subchapter M of the Code if over 10% of its gross income was derived from these investments. If the Fund failed to qualify as a regulated investment company, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders. Additionally, the failure to qualify as a regulated investment company could have significant adverse tax consequences to the holders of the contracts and annuities which invest in the Fund through a separate account. The Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.
Active Management Risk
In pursuing the Fund’s investment objective, the Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis, and which trading strategies it uses. For example, the Adviser, in its discretion, may determine to use some permitted trading strategies while not using others. The success or failure of such decisions will affect the Fund’s performance.
In addition, it is expected that confidential or material non-public information regarding an investment or potential investment opportunity may become available to the Adviser. If such information becomes available, the Adviser may be precluded (including by applicable law or internal policies or procedures) from pursuing an investment or disposition opportunity with respect to such investment or investment opportunity and the Adviser may be restricted in its ability to cause the Fund to buy or sell securities of an issuer for substantial periods of time when the Fund otherwise could realize profit or avoid loss. This may adversely affect the Fund’s flexibility with respect to buying or selling securities and may impair the Fund’s liquidity.
Investment Company Securities
Subject to the limitations set forth in the 1940 Act, or as otherwise permitted by the SEC, the Fund may acquire shares in other investment companies, including foreign investment companies, ETFs and money market funds (which may be managed by the Adviser or its affiliates). The market value of the shares of other investment companies may differ from the  NAV of the Fund. The shares of closed-end investment companies frequently trade at a discount to their NAV. As a shareholder in an investment company, the Fund would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees. At the same time, the Fund would continue to pay its own advisory and administration fees and other expenses. As a result, the Fund and its shareholders will directly bear the expenses of their investment in the Fund and indirectly bear the expenses of the Fund’s investments in  other investment companies.

Morgan Stanley Variable Insurance Fund   |   Additional Information About Fund Investment Strategies and Related Risks
Additional Information About Fund Investment Strategies and Related Risks  (Con’t)
When-Issued Securities, Delayed Delivery Securities, TBAs and Forward Commitments
The Fund may purchase or sell securities that it is entitled to receive on a when-issued basis. The Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment (including a TBA (to be announced) basis). These transactions involve the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The  Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. For example, the Fund may invest in TBAs, which settle on a delayed delivery basis. In a TBA transaction, the seller agrees to deliver the MBS for an agreed upon price on an agreed upon future date, but makes no guarantee as to which or how many securities are to be delivered. Accordingly, the Fund’s investments in TBAs are subject to risks such as failure of the counterparty to perform its obligation to deliver the security, the characteristics of a security delivered to the Fund may be less favorable than expected and the security the Fund buys will lose value prior to its delivery. Investments in TBAs may give rise to a form of leverage. Leverage may cause the Fund to be more volatile than if the Fund had not been leveraged and may increase the impact that gains (losses) have on the Fund. Further, TBAs may increase the Fund’s portfolio turnover rate. FINRA rules include mandatory margin requirements that will require the Fund to post collateral in connection with its TBA transactions, which could increase the cost of TBA transactions to the Fund and impose added operational complexity.
The  Fund’s purchase of other securities on a when-issued, delayed delivery or through a forward commitment basis are subject to similar risks, including counterparty risk and that the value of securities in these transactions on the delivery date may be less than the price paid by the Fund to purchase the securities. In addition, there can be no assurance that a security purchased on a when-issued basis will be issued. When the Fund has sold a security on a  when-issued, delayed delivery, or forward commitment basis, the Fund does not benefit if the value of the security appreciates above the sale price during the commitment period and the Fund is subject to failure of the counterparty to pay for the securities.
Large Shareholder Transactions Risk
The  Fund may experience adverse effects when certain shareholders, or shareholders collectively, purchase or redeem large amounts of shares of the Fund. Such larger than normal redemptions may cause the  Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the  Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also increase transaction costs. In addition, a large redemption could result in the  Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.  Although large shareholder transactions may be more frequent under certain circumstances, the  Fund is generally subject to the risk that shareholders can purchase or redeem a significant percentage of Fund shares at any time.
Temporary Defensive Investments
Under adverse or unstable market conditions or abnormal circumstances or when the Adviser believes that changes in market, economic, political or other conditions warrant, the Fund may, in the discretion of the Adviser, take temporary positions that are inconsistent with the Fund’s principal investment strategy in attempting to respond to such conditions or circumstances. For example, the Fund may invest without limit in cash, cash equivalents or other fixed-income instruments for temporary defensive purposes. If the Adviser incorrectly predicts the effects of these changes, or during periods of temporary defensive or other temporary positions, such temporary investments may adversely affect the Fund’s performance and the Fund may not achieve its investment objective.
Portfolio Turnover
Consistent with its investment policies, the Fund will purchase and sell securities without regard to the effect on portfolio turnover. Higher portfolio turnover (e.g., over 100% per year) will cause the Fund to incur additional transaction costs. The Fund may engage in frequent trading of securities to achieve its investment objective.
Regulatory and Legal Risk
U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
The SEC has recently proposed amendments to Rule 22e-4 of the 1940 Act that, if adopted, would result in changes to the Fund’s liquidity classification framework and could potentially increase the percentage of the Fund’s investments classified as illiquid. In addition, the Fund’s operations and investment strategies may be adversely impacted if the proposed amendments are adopted.

Morgan Stanley Variable Insurance Fund | Fund Management
Fund Management
Adviser
Morgan Stanley Investment Management Inc., with principal offices at 1585 Broadway, New York, NY 10036, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley (NYSE: “MS”) is the parent of the Adviser, which is the parent of the Distributor. Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of  December 31, 2023,  the Adviser, together with its affiliated asset management companies, had approximately $1.5  trillion in assets under management or supervision.
Sub-Adviser
The Adviser has entered into a Sub-Advisory Agreement with Morgan Stanley Investment Management Limited, located at 25 Cabot Square, Canary Wharf, London, E14 4QA, England. The Sub-Adviser is a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with investment advisory services subject to the overall supervision of the Adviser and the Fund’s officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.
Advisory Fee
For the fiscal year ended December 31, 2023, the Adviser received a fee for advisory services (net of fee waivers, if applicable) equal to 0.00% of the Fund’s average daily net assets. For purposes of calculating the fees for the Fund, the net assets of the Fund include the value of the Fund’s interest in the Subsidiary. Pursuant to a management agreement between the Adviser and the Subsidiary (the “Subsidiary Investment Management Agreement”), the Adviser will receive certain fees for managing the Subsidiary’s assets and the Adviser will waive or credit such amounts against the fees payable to the Adviser by the Fund. This waiver may not be terminated by the Adviser and will remain in effect for as long as the Adviser’s contract with the Subsidiary is in place.
The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund, if necessary, if such fees would cause the total annual operating expenses of the Fund to exceed 1.00% of average daily net assets for Class II. In determining the actual amount of fee waiver and/or expense reimbursement for the Fund, if any, the Adviser excludes from total annual operating expenses, acquired fund fees and expenses (as applicable), certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation) (but includes any 12b-1 fee paid to the Distributor). The fee waivers and/or expense reimbursements for the Fund will continue for at least one year from the date of this Prospectus or until such time as the Company’s Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.  The Adviser may make additional voluntary fee waivers and/or expense reimbursements. The Adviser may discontinue these voluntary fee waivers and/or expense reimbursements at any time in the future.
The Fund’s annual operating expenses may vary throughout the period and from year to year. The Fund’s actual expenses may be different than the expenses listed in the Fund’s fee and expense table based upon the extent and amount of a fee waiver and/or expense reimbursement.
A discussion regarding the Board of Directors’ approval of the investment advisory and sub-advisory agreements is available in the Fund’s Semi-Annual Report to Shareholders for the period ended June 30, 2023.
The Adviser provides investment advisory services to the Subsidiary pursuant to the Subsidiary Investment Management Agreement. Under the Subsidiary Investment Management Agreement, the Adviser provides the Subsidiary with the same type of investment advisory services as are provided to the Fund.
The Company and the Subsidiary have entered into contracts for the provision of custody and audit services with service providers.
The Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Company. As a result, the Adviser, in managing the Subsidiary’s portfolio, is subject to the same investment policies and restrictions that apply to the management of the Fund (although the Subsidiary may invest without limitation in commodity-related instruments) and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage and the timing and method of valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. Certain of these policies and restrictions are described in detail in the Fund’s SAI.
The consolidated financial statements of the Subsidiary are included in the Annual Report and Semi-Annual Report of the Fund provided to shareholders.

Morgan Stanley Variable Insurance Fund | Fund Management
Fund Management (Con’t)
Portfolio Management
The Fund is managed by members of the Global Multi-Asset team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund are Cyril Moullé-Berteaux and Mark A. Bavoso.
Messrs. Moullé-Berteaux has been associated with the Adviser or its affiliates in an investment management capacity since August 2011. Mr. Bavoso has been associated with the Adviser in an investment management capacity since 1986.
Team members collaborate to manage the assets of the Fund.
The Fund’s SAI provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.
The composition of the team may change from time to time.
Distribution Plan
The Company has adopted a Plan of Distribution for the Fund’s Class II shares pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). Under the Plan, the Fund is authorized to pay the Distributor a monthly 12b-1 fee at an annual rate of 0.25% of the Fund’s average daily net assets attributable to Class II shares. Such amount shall be paid to compensate the Distributor for remittance to insurance companies which offer the Company as an investment option. These payments are intended to compensate insurance companies for distribution and/or administrative-related expenses incurred or paid in connection with the distribution of Class II shares of the Fund. The Distributor has agreed to waive 0.15% of the 0.25% 12b-1 fee that it may receive. This waiver will continue for at least one year from the date of this Prospectus or until such time as the  Company’s Board of Directors acts to discontinue all or a portion of such waiver when it deems such action is appropriate.
Since the 12b-1 fees associated with the Plan are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment.
The Adviser and/or the Distributor may pay additional compensation (out of their own funds and not as an expense of the Fund) to certain affiliated or unaffiliated brokers, dealers and/or certain insurance companies or other financial intermediaries or service providers in connection with the sale, distribution,  marketing and/or retention of shares of the Fund and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of the Fund’s shares over other investment options. Any such payments will not change the NAV or the price of the Fund’s shares. For more information, please see the Fund’s SAI.

Morgan Stanley Variable Insurance Fund  |  Shareholder Information
Shareholder Information
Share Class
This Prospectus offers Class II shares of the Fund. The Company also offers Class I shares of the Fund through a separate prospectus. Class I shares are subject to lower expenses, but may not be available through your insurance company, qualified pension plan or retirement plan. For eligibility information, contact your insurance company or qualified pension or retirement plan.
Purchasing and Selling Fund Shares
Shares are offered on each day that the New York Stock Exchange (the “NYSE”) is open for business except as noted below.
The Fund offers its shares only to insurance companies (and other funds that serve as underlying investment options for variable insurance and annuity contracts (i.e., variable insurance funds))  for separate accounts that they establish to fund variable life insurance and variable annuity contracts, and to other entities under qualified pension and retirement plans. An insurance company purchases or redeems shares of the Fund based on, among other things, the amount of net contract premiums or purchase payments allocated to a separate account investment division, transfers to or from a separate account investment division, contract loans and repayments, contract withdrawals and surrenders, and benefit payments. The contract prospectus describes how contract owners may allocate, transfer and withdraw amounts to, and from, separate accounts.
The Fund normally makes payment for all shares redeemed within one business day of receipt of the request, and in no event more than seven days after receipt of a redemption request in good order (other than as set forth below). However, contract owners who allocate a portion of their contract to the Fund through the variable life insurance or variable annuity contracts previously described do not deal directly with the Fund to purchase and redeem shares. Please refer to the prospectus of the variable life insurance policy or variable annuity contract for information on the allocation, transfer and withdrawal of amounts to, and from, separate accounts.
The Fund typically expects to meet redemption requests by using a combination of sales of securities held by the Fund and/or holdings of cash and cash equivalents. On a less regular basis, the Fund also reserves the right to use borrowings to meet redemption requests, and the Fund may use these methods during both normal and stressed market conditions.
The Company may suspend redemption privileges or postpone the date of payment for more than seven days (i) during any period that the NYSE is closed other than customary week-end and holiday closings, or trading on the NYSE is restricted as determined by the SEC, (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets and (iii) for such other periods as the SEC may permit.
The Fund currently does not foresee  disadvantages to variable product contract owners or qualified plan participants arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies that offer different types of variable annuity and variable life insurance products and various other entities under qualified pension and retirement plans. Nevertheless material irreconcilable conflicts may possibly arise among the interests of these investors. The Board of Directors that oversees the Fund intends to monitor events to identify any such material irreconcilable conflicts and to determine what action, if any, should be taken in response.
Pricing of Fund Shares
The price per share will be the NAV next determined after the Company or the insurance company receives your purchase or redemption order in good order. NAV is the value of one share’s portion of all of the net assets in the Fund. The Company determines the NAV for the Fund as of the close of the NYSE (normally 4:00 p.m. Eastern time) on each day that the NYSE is open for business. Shares will generally not be priced on days that the NYSE is closed. The Fund may elect to remain open and price its shares on days when the NYSE is closed but the primary securities markets on which the Fund’s securities trade remain open. If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the Fund reserves the right to treat such day as a business day and accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as the Adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations.
Trading of securities that are primarily listed on foreign exchanges may take place on weekends and other days when the Fund does not price its shares. Therefore, to the extent, if any, that the Fund invests in securities primarily listed on foreign exchanges, the value of the Fund’s securities may change on days when you will not be able to purchase or sell your shares.
The Fund may invest up to 25% of its total assets in shares of the Subsidiary. The Subsidiary offers to redeem all or a portion of its shares at its current NAV every regular business day. The value of shares of the Subsidiary fluctuates with the value of the Subsidiary’s portfolio investments. The Subsidiary prices its portfolio investments pursuant to the same pricing and valuation methodologies and procedures used by the Fund, which require, among other things, that each of the Subsidiary’s portfolio investments be marked-to-market (that is, the value on the Subsidiary’s books changes) each business day to reflect changes in the market value of each investment.

Morgan Stanley Variable Insurance Fund  |  Shareholder Information
Shareholder Information (Con’t)
About Net Asset Value
The NAV of Class II shares is determined by dividing the total of the value of the Fund’s investments and other assets attributable to Class II, less any liabilities attributable to Class II, by the total number of outstanding shares of Class II. In making this calculation, the Fund generally values its portfolio securities and other assets at market price. When no market quotations are readily available for a security or other asset, including circumstances under which the Adviser determines that a market quotation is not accurate, fair value for the security or other asset will be determined in good faith using methods approved by the Board of Directors. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (e.g., a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined in good faith using methods approved by the Company’s Board of Directors. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer specific development that is likely to have changed the value of the security. In these cases, the Fund’s NAV will reflect certain portfolio securities’ fair value rather than their market price. To the extent the Fund invests in open-end management companies (other than ETFs) that are registered under the 1940 Act, the Fund’s NAV is calculated based, in relevant part, upon the NAV of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.
Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security or other asset is materially different than the value that could be realized upon the sale of that security or other asset. With respect to securities that are primarily listed on foreign exchanges, the values of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your shares. The  NAV of the Fund (excluding any applicable sales charges) is based on the value of the Fund’s portfolio securities or other assets. Although the assets of each class are invested in the same portfolio of securities or other assets, the NAV of each class will differ because the classes have different class specific expenses.
The Fund relies on various sources to calculate its NAV. The ability of the Fund’s provider of administrative services to calculate the NAV per share of the Fund is subject to operational risks associated with processing or human errors, systems or technology failures, cyber attacks and errors caused by third party service providers, data sources or trading counterparties. Such failures may result in delays in calculating the Fund’s NAV and/or the inability to calculate NAV over extended periods. The Fund may be unable to recover any losses associated with such failures. In addition, if the third party service providers and/or data sources upon which the Fund directly or indirectly relies to calculate its NAV or price individual securities are unavailable or otherwise unable to calculate the NAV correctly, it may be necessary for alternative procedures to be utilized to price the securities at the time of determining the Fund’s NAV.
The NAV of Class II  shares will differ from that of Class I  shares because of class-specific expenses that each class may pay.
Dividends and Distributions
The Fund distributes its net investment income, if any, at least annually as dividends and makes distributions of its net realized capital gains, if any, at least annually.
Inactive Accounts and Risk of Escheatment
In accordance with state “unclaimed property” laws, your Fund shares may legally be considered abandoned and required to be transferred to the relevant state (also known as “escheatment”) under various circumstances. These circumstances, which vary by state, can include inactivity (e.g., no owner-initiated contact for a certain period), returned mail (e.g., when mail sent to a shareholder is returned by the post office as undeliverable), uncashed checks or a combination of these. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Fund or your Financial Intermediary. Since states’ statutory requirements regarding inactivity differ, it is important to regularly contact your Financial Intermediary or the Fund’s transfer agent. The process described above, and the application of state escheatment laws, may vary by state and/or depending on how shareholders hold their shares in the Fund.
It is your responsibility to ensure that you maintain a valid mailing address for your account, keep your account active by contacting your Financial Intermediary or the Fund’s transfer agent (e.g., by mail or telephone), and promptly cash all checks for dividends, capital gains and redemptions. Neither the Fund nor the Adviser will be liable to shareholders or their representatives for good faith compliance with escheatment laws.
For more information, please contact us at 1-888-378-1630.
Taxes
The Fund expects that it will not have to pay federal income taxes if it distributes annually all of its net investment income and net realized capital gains. The Fund does not expect to be subject to federal excise taxes with respect to undistributed income.
The Fund may be subject to foreign withholding taxes with respect to its income from foreign jurisdictions. Special rules apply to certain transactions in a foreign currency.

Morgan Stanley Variable Insurance Fund  |  Shareholder Information
Shareholder Information (Con’t)
Special tax rules apply to life insurance companies, variable annuity contracts and variable life insurance contracts. For information on federal income taxation of a life insurance company with respect to its receipt of distributions from the Fund and federal income taxation of owners of variable annuity or variable life insurance contracts, refer to the contract prospectus.
Because each investor’s tax circumstances are unique and the tax laws may change, shareholders should consult a tax advisor about the federal, state and local tax consequences applicable to their investment.
Frequent Purchases and Redemptions of Shares
Frequent purchases and redemptions of shares pursuant to the instructions of insurance company contract owners or qualified plan participants is referred to as “market-timing” or “short-term trading” and may present risks for other contract owners or participants with long-term interests in the Fund, which may include, among other things, dilution in the value of the Fund’s shares indirectly held by contract owners or participants with long-term interests in the Fund, interference with the efficient management of the Fund, increased brokerage and administrative costs and forcing the Fund to hold excess levels of cash.
In addition, the Fund is subject to the risk that market-timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Fund’s securities trade and the time the Fund’s NAV is calculated (“time-zone arbitrage”). For example, a market-timer may submit instructions for the purchase of shares of the Fund based on events occurring after foreign market closing prices are established, but before the Fund’s NAV calculation that are likely to result in higher prices in foreign markets the following day. The market-timer would submit instructions to redeem the Fund’s shares the next day when the Fund’s share price would reflect the increased prices in foreign markets for a quick profit at the expense of contract owners or participants with long-term interests in the Fund.
Investments in other types of securities also may be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A contract owner may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price-arbitrage”). Investments in certain fixed-income securities, such as high yield bonds, may be adversely affected by price arbitrage trading strategies. The Fund’s policies with respect to valuing portfolio securities are described above in “About Net Asset Value.”
The Company’s Board of Directors has adopted policies and procedures to discourage frequent purchases and redemptions of Fund shares by Fund shareholders. Insurance companies or qualified plans generally do not provide specific contract owner or plan participant transaction instructions to the Fund on an ongoing basis. Therefore, to some extent, the Fund relies on the insurance companies and qualified plans to monitor frequent short-term trading by contract owners. However, the Fund has entered into agreements with insurance companies and qualified plans whereby the insurance companies and qualified plans are required to provide certain contract owner identification and transaction information upon the Fund’s request. The Fund may use this information to help identify and prevent market-timing activity in the Fund. There can be no assurance that the Fund will be able to identify or prevent all market-timing activity.
If the Fund identifies suspected market-timing activity, the insurance company or qualified plan will be contacted and asked to take steps to prevent further market-timing activity (e.g., sending warning letters or blocking frequent trading by underlying contract owners or participants). Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market-timing activity in the Fund. If the insurance company or qualified plan is unwilling or unable to take remedial steps to discourage or prevent frequent trading, or does not take action promptly, certain contract owners or participants may be able to engage in frequent trading to the detriment of contract owners or participants with long-term interests in the Fund. If the insurance company or qualified plan refuses to take remedial action, or takes action that the Fund deems insufficient, a determination will be made whether it is appropriate to terminate the relationship with such insurance company or qualified plan.
Portfolio Holdings Information
A description of the Company’s  policies and procedures with respect to the disclosure of the Fund’s securities is available in the Fund’s SAI.

Morgan Stanley Variable Insurance Fund  |  Shareholder Information
Shareholder Information (Con’t)
Potential Conflicts of Interest
As a diversified global financial services firm, Morgan Stanley, the parent company of the Adviser, engages in a broad spectrum of activities, including financial advisory services, investment management activities, lending, commercial banking, sponsoring and managing private investment funds, engaging in broker-dealer transactions and principal securities, commodities and foreign exchange transactions, research publication and other activities. In the ordinary course of its business, Morgan Stanley is a full-service investment banking and financial services firm and therefore engages in activities where Morgan Stanley’s interests or the interests of its clients may conflict with the interests of the Fund. Morgan Stanley advises clients and sponsors, manages or advises other investment funds and investment programs, accounts and businesses (collectively, together with any new or successor funds, programs, accounts or businesses, the ‘‘Affiliated Investment Accounts’’) with a wide variety of investment objectives that in some instances may overlap or conflict with the Fund’s investment objectives and present conflicts of interest. In addition, Morgan Stanley may also from time to time create new or successor Affiliated Investment Accounts that may compete with the Fund and present similar conflicts of interest. The discussion below enumerates certain actual, apparent and potential conflicts of interest. There is no assurance that conflicts of interest will be resolved in favor of Fund shareholders and, in fact, they may not be. Conflicts of interest not described below may also exist.
For more information about conflicts of interest, see the section entitled “Potential Conflicts of Interest” in the SAI.
Material Nonpublic Information. It is expected that confidential or material nonpublic information regarding an investment or potential investment opportunity may become available to the Adviser. If such information becomes available, the Adviser may be precluded (including by applicable law or internal policies or procedures) from pursuing an investment or disposition opportunity with respect to such investment or investment opportunity. Morgan Stanley has established certain information barriers and other policies to address the sharing of information between different businesses within Morgan Stanley. In limited circumstances, however, including for purposes of managing business and reputational risk, and subject to policies and procedures and any applicable regulations, personnel, including personnel of the investment adviser, on one side of an information barrier may have access to information and personnel on the other side of the information barrier through “wall crossings.” The Adviser faces conflicts of interest in determining whether to engage in such wall crossings. Information obtained in connection with such wall crossings may limit or restrict the ability of the Adviser to engage in or otherwise effect transactions on behalf of the Fund (including purchasing or selling securities that the Adviser may otherwise have purchased or sold for the Fund in the absence of a wall crossing).
Investments by Morgan Stanley and its Affiliated Investment Accounts. In serving in multiple capacities to Affiliated Investment Accounts, Morgan Stanley, including the Adviser and the Investment team, may have obligations to other clients or investors in Affiliated Investment Accounts, the fulfillment of which may not be in the best interests of the Fund or its shareholders. The Fund’s investment objectives may overlap with the investment objectives of certain Affiliated Investment Accounts. As a result, the members of an Investment team may face conflicts in the allocation of investment opportunities among the Fund and other investment funds, programs, accounts and businesses advised by or affiliated with the Adviser. Certain Affiliated Investment Accounts may provide for higher management or incentive fees or greater expense reimbursements or overhead allocations, all of which may contribute to this conflict of interest and create an incentive for the Adviser to favor such other accounts. To seek to reduce potential conflicts of interest and to attempt to allocate such investment opportunities in a fair and equitable manner, the Adviser has implemented allocation policies and procedures. These policies and procedures are intended to give all clients of the Adviser, including the Fund, fair access to investment opportunities consistent with the requirements of organizational documents, investment strategies, applicable laws and regulations, and the fiduciary duties of the Adviser.
Payments to Broker-Dealers and Other Financial Intermediaries. The Adviser and/or the Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to certain Financial Intermediaries (which may include affiliates of the Adviser and Distributor), including recordkeepers and administrators of various deferred compensation plans, in connection with the sale, distribution, marketing and retention of shares of the Fund and/or shareholder servicing. The prospect of receiving, or the receipt of, additional compensation, as described above, by Financial Intermediaries may provide such Financial Intermediaries and their financial advisors and other salespersons with an incentive to favor sales of shares of the Fund over other investment options with respect to which these Financial Intermediaries do not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund or the amount that the Fund receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and should review carefully any disclosures provided by Financial Intermediaries as to their compensation. In addition, in certain circumstances, the Adviser restricts, limits or reduces the amount of the Fund’s investment, or restricts the type of governance or voting rights it acquires or exercises, where the Fund (potentially together with Morgan Stanley) exceeds a certain ownership interest, or possesses certain degrees of voting or control or has other interests.
Morgan Stanley Trading and Principal Investing Activities. Notwithstanding anything to the contrary herein, Morgan Stanley will generally conduct its sales and trading businesses, publish research and analysis, and render investment advice without regard for the Fund’s holdings, although these activities could have an adverse impact on the value of one or more of the Fund’s investments, or

Morgan Stanley Variable Insurance Fund  |  Shareholder Information
Shareholder Information (Con’t)
could cause Morgan Stanley to have an interest in one or more portfolio investments that is different from, and potentially adverse to, that of the Fund.
Morgan Stanley’s Investment Banking and Other Commercial Activities. Morgan Stanley advises clients on a variety of mergers, acquisitions, restructuring, bankruptcy and financing transactions. Morgan Stanley may act as an advisor to clients, including other investment funds that may compete with the Fund and with respect to investments that the Fund may hold. Morgan Stanley may give advice and take action with respect to any of its clients or proprietary accounts that may differ from the advice given, or may involve an action of a different timing or nature than the action taken, by the Fund. Morgan Stanley may give advice and provide recommendations to persons competing with the Fund and/or any of the Fund’s investments that are contrary to the Fund’s best interests and/or the best interests of any of its investments. Morgan Stanley’s activities on behalf of its clients (such as engagements as an underwriter or placement agent) may restrict or otherwise limit investment opportunities that may otherwise be available to the Fund.
Morgan Stanley may be engaged to act as a financial advisor to a company in connection with the sale of such company, or subsidiaries or divisions thereof, may represent potential buyers of businesses through its mergers and acquisition activities and may provide lending and other related financing services in connection with such transactions. Morgan Stanley’s compensation for such activities is usually based upon realized consideration and is usually contingent, in substantial part, upon the closing of the transaction. Under these circumstances, the Fund may be precluded from participating in a transaction with or relating to the company being sold or participating in any financing activity related to a merger or an acquisition.

Morgan Stanley Variable Insurance Fund   |   Consolidated Financial Highlights
Consolidated Financial Highlights
The consolidated financial highlights table that follows is intended to help you understand the financial performance of the Fund’s Class II shares for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). In addition, this performance information does not include the impact of any charges by your insurance company. If it did, returns would be lower.
The ratios of expenses to average net assets listed in the table below for Class II shares are based on the average net assets of the Fund for each of the periods listed in the table. To the extent that the Fund’s average net assets decrease over the Fund’s next fiscal year, such expense ratios can be expected to increase, potentially significantly, because certain fixed costs will be spread over a smaller amount of assets.
The information below has been derived from the consolidated financial statements audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm. Ernst & Young LLP’s report, along with the Fund’s consolidated financial statements, are incorporated by reference into the Fund’s SAI. The Annual Report to Shareholders (which includes the Fund’s consolidated financial statements) and SAI are available at no cost from the Company at the toll-free number noted on the back cover to this Prospectus or from your insurance company.

Morgan Stanley Variable Insurance Fund   |   Consolidated Financial Highlights
Global Strategist Portfolio

	Class II
	Year Ended December 31,
Selected Per Share Data and Ratios	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$7.58	$11.23	$10.93	$10.85	$9.79
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.16	0.13	0.09	0.08	0.15
Net Realized and Unrealized Gain (Loss)	0.88	(2.05)	0.80	0.94	1.56
Total from Investment Operations	1.04	(1.92)	0.89	1.02	1.71
Distributions from and/or in Excess of:
Net Investment Income	(0.13)	—	(0.20)	(0.14)	(0.19)
Net Realized Gain	—	(1.73)	(0.39)	(0.80)	(0.46)
Total Distributions	(0.13)	(1.73)	(0.59)	(0.94)	(0.65)
Net Asset Value, End of Period	$8.49	$7.58	$11.23	$10.93	$10.85
Total Return(2)	13.94%(3)	(17.07)%	8.22%	10.85%	17.74%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$13,810	$13,548	$16,785	$16,204	$16,589
Ratio of Expenses Before Expense Limitation	1.94%	2.02%	1.77%	1.84%	1.74%
Ratio of Expenses After Expense Limitation	0.97%(4)(5)	0.98%(5)	1.00%(5)	0.98%(5)	0.98%(5)
Ratio of Net Investment Income	1.96%(4)(5)	1.49%(5)	0.79%(5)	0.79%(5)	1.45%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.02%	0.02%	0.00%(6)	0.02%	0.02%
Portfolio Turnover Rate	102%	99%	111%	114%	124%

(1)	Per share amount is based on average shares outstanding.
(2)
Calculated based on the net asset value as of the last business day of the period. Performance does not reflect fees and expenses imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total return would be lower.

(3)
Refer to Note B in the Notes to Consolidated Financial Statements for discussion of prior period transfer agency fees that were reimbursed in the current period. The amount of the reimbursement was immaterial on a per share basis and the impact was less than 0.005% to the total return of Class II shares.

(4)
If the Fund had not received the reimbursement of transfer agency fees from the Adviser, the Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income, would have been as follows for Class II shares:

	Period Ended	Expense Ratio	Net Investment Income Ratio
	December 31, 2023	0.98%	1.95%
(5)
The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as “Ratio of Rebate from Morgan Stanley Affiliates.”

(6)	Amount is less than 0.005%.

(This page intentionally left blank)

(This page intentionally left blank)

Where to Find Additional Information
Statement of Additional Information
In addition to this Prospectus, the Fund has an SAI, dated April 30, 2024  (as may be supplemented from time to time), which contains additional, more detailed information about the Company and the Fund. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.
Shareholder Reports
The Company publishes Annual and Semi-Annual Reports (“Shareholder Reports”) containing consolidated financial statements. These reports contain additional information about the Fund’s investments. In the Fund’s Shareholder Reports, you will find a discussion of the market conditions and the investment strategies that significantly affected the Fund’s performance during the last fiscal year. For additional Company information, including information regarding the investments comprising the Fund, and to make shareholder inquiries, please call 1-800-869-6397 or contact your insurance company.
You may obtain the SAI and Shareholder Reports without charge by contacting the Company at the toll-free number above or your insurance company or on our web site at www.morganstanley.com/im.
Shareholder Reports and other information about the Company are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.
To aid you in obtaining this information, the Company’s 1940 Act registration number is 811-7607.
© 2024 Morgan Stanley